UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2021

Date of reporting period:	October 1, 2020 — March 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Dynamic Asset Allocation Balanced Fund

Semiannual report
3 | 31 | 21

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PABAX

Putnam Dynamic
Asset Allocation
Balanced Fund

Semiannual report
3 | 31 | 21

Message from the Trustees

May 10, 2021

Dear Fellow Shareholder:

As society continues to grapple with the Covid-19 pandemic, optimism remains tempered by concern about newer, more aggressive strains of the virus. After infection rates dropped early in the year, they began to rise again in some areas during March. At the same time, the pace of vaccinations accelerated, and several states eased restrictions on consumer activity.

Markets appear to expect an improving economy. The S&P 500 Index crossed the 4,000 threshold as the calendar turned to April. In addition, yields rose in the bond market. This is typically a sign that fixed-income investors anticipate both higher gross domestic product [GDP] growth and the risk of inflation.

No matter how markets move, Putnam’s portfolio managers and analysts keep their focus on researching new opportunities and potential risks. This active approach is intended to serve you through changing conditions.

As always, thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Balanced Fund is designed for investors seeking total return. The fund’s target mix of 60% stocks and 40% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

2 Dynamic Asset Allocation Balanced Fund

Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Dynamic Asset Allocation Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Balanced Blended Benchmark is administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

Source: Bloomberg Index Services Limited.

† Source: Lipper, a Refinitiv company.

‡ The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

§ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/21. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on pages 16–17.

* Source: Bloomberg Index Services Limited.

4 Dynamic Asset Allocation Balanced Fund

How did global stocks perform during the period?

The beginning of the period was marked by bouts of volatility. Uncertainty leading up to the U.S. presidential election, setbacks in vaccine developments, and delays in government stimulus eroded investor confidence. A new, more contagious strain of Covid-19 began to spread, causing Europe and parts of the United States to reinstate lockdowns. Investor sentiment reversed course in November when the world’s first Covid-19 vaccine was approved for emergency use and U.S. election results became known. Stocks climbed to record highs. The market rally continued through December, when the U.S. Congress approved a $900 billion stimulus bill.

Volatility returned in 2021. A choppy vaccine rollout, a global sell-off in technology stocks, and rising inflation fears tempered investor enthusiasm. In early March, President Biden passed a $1.9 trillion U.S. stimulus package into law, providing a tailwind for stocks. The S&P 500 Index, a broad measure of U.S. stocks, finished the period up 19.07%. International stocks, as measured by the MSCI EAFE Index [ND], returned 20.08%. Emerging-market

Dynamic Asset Allocation Balanced Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 3/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/21. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

6 Dynamic Asset Allocation Balanced Fund

stocks benefited from a weakening U.S. dollar compared to other major currencies. The MSCI Emerging Markets Index [ND] returned 22.43% for the period.

How did bond markets perform during the period?

Fixed-income assets had mixed results. Positive vaccine news, signs of economic recovery, and accommodative monetary policy boosted investor optimism. Stimulus-fueled growth and inflation expectations drove yields higher on all but very short-term government debt.

The rate-sensitive Bloomberg Barclays U.S. Aggregate Bond Index, a measure of investment-grade corporate bonds, reported a loss of 2.73% for the period. High-yield bonds, as measured by the JPMorgan Developed High Yield Index, closed the period up 7.93%, reflecting tightening credit spreads. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices fall as spreads widen and rise as spreads tighten.] The yield on the benchmark 10-year U.S. Treasury note rose from 0.68% at the start of the period to 1.74% at period-end.

How did the fund perform for the six-month reporting period?

The fund’s class A shares returned 12.17% compared with 21.96% for its primary benchmark, the Russell 3000 Index. The fund outperformed its secondary benchmark, the Putnam Balanced Blended Benchmark, which returned 12.06% for the period. This custom benchmark comprises 50% the Russell 3000 Index, 35% the Bloomberg Barclays U.S. Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

What strategies affected fund performance relative to the custom benchmark?

Overall, our asset allocation decisions benefited fund performance. Given the potential for a full reopening of the economy, we made a few changes to our asset allocation mix during the period. The portfolio began the period with a neutral position to equity risk relative to the custom benchmark. Not long after, we moved the position to slightly overweight, which helped the portfolio capture upside from the equity market rally in November 2020. We further increased our overweight position to equity risk in the second half of the period. This aided performance when equities trended higher due to vaccine progress and additional government stimulus. We decreased our position to modestly overweight toward the end of the period, as it was an opportunistic time to take some profits.

In fixed income, we began the period with a slightly underweight position to interest-rate risk relative to the custom benchmark. This decision led to a small positive contribution to fund results. We moved the position to neutral about midway through the period. In terms of credit risk, we began the period with a modestly overweight position relative to the custom benchmark. This decision led to a small gain as credit-market liquidity continued to improve and spreads tightened. We shifted the position to neutral in the middle of the period, before moving back to an overweight position at period-end. An out-of-benchmark long position to commodity risk, implemented mid-reporting period, also aided performance.

Overall, our active implementation decisions detracted from results. Our fundamental U.S. large-cap growth strategy weighed down performance. Our quantitative U.S. large-cap equity strategy also detracted from performance, but to a lesser extent. Our quantitative international equity strategy was a notable positive contributor within our equity security selection. Selection within opportunistic fixed income enhanced performance to a modest extent.

Dynamic Asset Allocation Balanced Fund 7

Can you discuss any material changes to the fund’s positioning at period-end?

Toward the end of the reporting period, the S&P 500 Index hit record highs, which prompted us to reduce our equity position from overweight to slightly overweight relative to the custom benchmark. When the S&P 500 Index crossed the 4,000 threshold on April 1, 2021, we anticipated some profit taking would weaken equity markets.

In terms of credit, we increased our position from neutral to slightly overweight relative to the custom benchmark. We believe widespread distribution of vaccines will help many businesses return to normal operations and reduce their chances of credit default. We also moved from a modestly underweight position in interest-rate risk to neutral. In our view, an acceleration in economic growth and rising inflationary concerns could prompt the Fed to increase interest rates sooner than expected. Lastly, we implemented a tactical long position to commodity risk. We expect that increased distribution of vaccines, fiscal support, and easy monetary policy will stimulate significant global demand for commodities in 2021.

What is your outlook for the remainder of 2021?

The global economy continues to recover, in our view, albeit at a slower pace. We remain encouraged by the current tailwinds for financial assets, which include the $1.9 trillion U.S. stimulus package, easy monetary conditions, potential infrastructure spending, and ample liquidity. Still, we anticipate volatility in the months ahead as investors weigh the continued rollout of vaccines and the pace of economic recovery against the likelihood of rising inflation and higher interest rates.

Until the Fed signals that it will taper its asset purchase program, we are likely to remain bullish on equities for the second half of 2021. In our view, the combination of pent-up demand and the Fed’s easy monetary policy makes a compelling case for equities. In fixed income, our outlook on credit is modestly bullish. Banks have begun easing credit conditions for large

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Balanced Fund

corporate commercial and industrial loans. We are also encouraged by a decline in total average leverage for new high-yield issues, which has reached 2013 levels. Our outlook on rate-sensitive fixed income is neutral. Fed officials have pledged to keep interest rates low until inflation and employment targets for the U.S. economy are met. Against this backdrop, we continue to have conviction in our investment strategies based on their long-term results.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Balanced Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (2/7/94)
Before sales charge	7.29%	120.15%	8.21%	55.38%	9.21%	28.57%	8.74%	33.35%	12.17%
After sales charge	7.06	107.49	7.57	46.44	7.93	21.17	6.61	25.68	5.72
Class B (2/11/94)
Before CDSC	7.05	107.42	7.57	49.68	8.40	25.73	7.93	32.36	11.78
After CDSC	7.05	107.42	7.57	47.68	8.11	22.73	7.07	27.36	6.78
Class C (9/1/94)
Before CDSC	7.03	107.27	7.56	49.65	8.40	25.72	7.93	32.38	11.73
After CDSC	7.03	107.27	7.56	49.65	8.40	25.72	7.93	31.38	10.73
Class P (8/31/16)
Net asset value	7.58	127.31	8.56	58.41	9.64	30.10	9.17	33.94	12.41
Class R (1/21/03)
Net asset value	7.01	114.73	7.94	53.43	8.94	27.60	8.46	33.07	12.06
Class R5 (7/2/12)
Net asset value	7.56	125.85	8.49	57.29	9.48	29.56	9.02	33.67	12.27
Class R6 (7/2/12)
Net asset value	7.59	127.96	8.59	58.11	9.60	29.94	9.12	33.80	12.40
Class Y (7/5/94)
Net asset value	7.56	125.84	8.49	57.38	9.49	29.55	9.01	33.68	12.35

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

10 Dynamic Asset Allocation Balanced Fund

Comparative index returns For periods ended 3/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell 3000 Index	10.35%	263.95%	13.79%	115.87%	16.64%	60.64%	17.12%	62.53%	21.96%
Putnam Balanced
Blended Benchmark*	—†	140.44	9.17	67.46	10.86	38.42	11.45	34.68	12.06
Lipper Mixed-Asset
Target Allocation
Moderate Funds	7.21	96.11	6.87	50.65	8.47	27.38	8.35	31.57	12.19
category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Putnam Balanced Blended Benchmark is administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Source: Bloomberg Index Services Limited.

‡ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/21, there were 589, 570, 546, 489, 360, and 29 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/21

Distributions	Class A		Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Number	2		2	2	2	2	2	2	2
Income	$0.086		$0.022	$0.026	$0.118	$0.064	$0.107	$0.115	$0.107
Capital gains
Long-term gains	0.095		0.095	0.095	0.095	0.095	0.095	0.095	0.095
Short-term gains	—		—	—	—	—	—	—	—
Total	$0.181		$0.117	$0.121	$0.213	$0.159	$0.202	$0.210	$0.202
	Before	After	Net	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value	value
9/30/20	$15.34	$16.28	$15.29	$14.88	$15.38	$15.20	$15.38	$15.37	$15.37
3/31/21	17.02	18.06	16.97	16.50	17.07	16.87	17.06	17.06	17.06

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Dynamic Asset Allocation Balanced Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 9/30/20	0.96%	1.71%	1.71%	0.57%	1.21%	0.71%	0.61%	0.71%
Annualized expense ratio
for the six-month period
ended 3/31/21	0.95%	1.70%	1.70%	0.57%	1.20%	0.71%	0.61%	0.70%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/20 to 3/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.03	$8.98	$8.97	$3.02	$6.34	$3.76	$3.23	$3.71
Ending value (after expenses)	$1,121.70	$1,117.80	$1,117.30	$1,124.10	$1,120.60	$1,122.70	$1,124.00	$1,123.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Dynamic Asset Allocation Balanced Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/21, use the following calculation method. To find the value of your investment on 10/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.78	$8.55	$8.55	$2.87	$6.04	$3.58	$3.07	$3.53
Ending value (after expenses)	$1,020.19	$1,016.45	$1,016.45	$1,022.09	$1,018.95	$1,021.39	$1,021.89	$1,021.44

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Balanced Fund 13

Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

14 Dynamic Asset Allocation Balanced Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates.

Dynamic Asset Allocation Balanced Fund 15

A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends, this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Calculated with net dividends, this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management, comprising 50% the Russell 3000 Index, 35% the Bloomberg Barclays U.S. Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

16 Dynamic Asset Allocation Balanced Fund

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2021, Putnam employees had approximately $559,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Asset Allocation Balanced Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Dynamic Asset Allocation Balanced Fund

The fund’s portfolio 3/31/21 (Unaudited)

COMMON STOCKS (66.0%)*	Shares	Value
Basic materials (3.1%)
Akzo Nobel NV (Netherlands)	13,970	$1,560,936
Albemarle Corp.	4,875	712,286
Anglo American PLC (United Kingdom)	88,481	3,467,277
Ashland Global Holdings, Inc.	9,400	834,438
Axalta Coating Systems, Ltd. †	42,400	1,254,192
BHP Billiton, Ltd. (Australia)	71,948	2,488,769
BHP Group PLC (United Kingdom)	32,815	947,525
Brenntag AG (Germany)	22,627	1,931,725
Celanese Corp.	6,700	1,003,727
Chemours Co. (The)	26,400	736,824
Compagnie De Saint-Gobain (France) †	67,042	3,956,166
Corteva, Inc.	99,307	4,629,692
Covestro AG (Germany)	21,712	1,459,972
CRH PLC (Ireland)	149,413	7,003,409
Dow, Inc.	93,622	5,986,191
DuPont de Nemours, Inc.	135,772	10,492,460
Eastman Chemical Co.	22,500	2,477,700
Eiffage SA (France) †	6,566	657,268
FMC Corp.	4,200	464,562
Fortescue Metals Group, Ltd. (Australia)	67,947	1,037,278
Fortune Brands Home & Security, Inc.	27,161	2,602,567
Freeport-McMoRan, Inc. (Indonesia) †	258,277	8,505,062
HOCHTIEF AG (Germany)	3,382	302,611
ICL Group, Ltd. (Israel)	70,941	415,278
Koninklijke DSM NV (Netherlands)	2,955	500,047
LafargeHolcim, Ltd. (Switzerland)	20,886	1,227,327
LG Chemical, Ltd. (South Korea)	5,156	3,686,213
Linde PLC	4,658	1,304,976
Nitto Denko Corp. (Japan)	7,900	678,237
Reliance Steel & Aluminum Co.	8,100	1,233,549
Rio Tinto PLC (United Kingdom)	27,537	2,106,918
Sherwin-Williams Co. (The)	6,487	4,787,470
Shin-Etsu Chemical Co., Ltd. (Japan)	6,200	1,047,586
SIG Combibloc Group AG (Switzerland)	71,684	1,657,951
Stora Enso OYJ (Finland)	5,393	100,589
Weyerhaeuser Co. R	14,700	523,320
		83,782,098
Capital goods (3.7%)
ABB, Ltd. (Switzerland)	63,431	1,916,722
ACS Actividades de Construccion y Servicios SA (Spain)	10,987	364,115
AGCO Corp.	16,900	2,427,685
Airbus SE (France) †	1,974	223,481
Allison Transmission Holdings, Inc.	27,400	1,118,742
Atlas Copco AB Class A (Sweden)	4,489	273,243
Boeing Co. (The) †	8,558	2,179,894
CNH Industrial NV (United Kingdom) †	91,215	1,411,441
Crown Holdings, Inc.	14,500	1,407,080
Cummins, Inc.	25,100	6,503,661

Dynamic Asset Allocation Balanced Fund 19

COMMON STOCKS (66.0%)* cont.	Shares	Value
Capital goods cont.
Daikin Industries, Ltd. (Japan)	6,400	$1,295,857
Deere & Co.	25,102	9,391,662
Dover Corp.	6,500	891,345
Eaton Corp. PLC	26,451	3,657,644
Faurecia SA (France) †	14,801	788,535
Gentex Corp.	39,800	1,419,666
Hitachi, Ltd. (Japan)	12,700	576,917
Honeywell International, Inc.	56,376	12,237,538
Johnson Controls International PLC	151,955	9,067,155
Koito Manufacturing Co., Ltd. (Japan)	15,900	1,071,973
Legrand SA (France)	16,379	1,523,551
Lockheed Martin Corp.	34,600	12,784,700
Nordson Corp.	6,000	1,192,080
Northrop Grumman Corp.	17,086	5,529,713
Obayashi Corp. (Japan)	43,000	396,090
Otis Worldwide Corp.	24,566	1,681,543
Quanta Services, Inc.	36,600	3,220,068
Raytheon Technologies Corp.	43,249	3,341,850
Republic Services, Inc.	17,100	1,698,885
Sandvik AB (Sweden) †	63,894	1,745,600
Schneider Electric SA (France)	16,307	2,490,799
Stanley Electric Co., Ltd. (Japan)	12,900	385,644
Toro Co. (The)	4,200	433,188
TransDigm Group, Inc. †	4,060	2,386,955
Waste Management, Inc.	26,000	3,354,520
		100,389,542
Communication services (2.5%)
Altice USA, Inc. Class A †	33,400	1,086,502
American Tower Corp. R	30,260	7,233,956
AT&T, Inc.	44,000	1,331,880
BT Group PLC (United Kingdom) †	207,924	443,725
Charter Communications, Inc. Class A †	15,564	9,603,299
Comcast Corp. Class A	248,068	13,422,959
Deutsche Telekom AG (Germany)	101,959	2,052,971
Equinix, Inc. R	5,400	3,669,786
KDDI Corp. (Japan)	47,200	1,450,322
Koninklijke KPN NV (Netherlands)	265,666	901,616
Liberty Global PLC Class C (United Kingdom) †	84,190	2,150,213
Nippon Telegraph & Telephone Corp. (Japan)	35,100	903,370
SK Telecom Co., Ltd. (South Korea)	3,400	828,139
T-Mobile US, Inc. †	53,033	6,644,505
Verizon Communications, Inc.	267,110	15,532,447
		67,255,690
Computers (4.3%)
Apple, Inc.	641,112	78,311,831
Check Point Software Technologies, Ltd. (Israel) † S	3,800	425,486
Cisco Systems, Inc./California	323,854	16,746,490
Dynatrace, Inc. †	39,256	1,893,709
Fingerprint Cards AB Class B (Sweden) †	73,385	244,940

20 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (66.0%)* cont.	Shares	Value
Computers cont.
Fortinet, Inc. †	35,900	$6,620,678
Fujitsu, Ltd. (Japan)	4,700	682,174
Logitech International SA (Switzerland)	6,721	704,989
ServiceNow, Inc. †	9,547	4,774,550
Synopsys, Inc. †	13,900	3,444,142
Twilio, Inc. Class A †	6,306	2,148,833
		115,997,822
Conglomerates (0.4%)
AMETEK, Inc.	21,000	2,682,330
Danaher Corp.	30,320	6,824,425
General Electric Co.	59,440	780,447
		10,287,202
Consumer cyclicals (11.0%)
Adecco Group AG (Switzerland)	12,663	852,641
adidas AG (Germany) †	6,086	1,899,884
Adyen NV (Netherlands) †	394	879,500
Amazon.com, Inc. †	20,244	62,636,556
Aramark	69,923	2,641,691
Avalara, Inc. †	4,282	571,347
Berkeley Group Holdings PLC (The) (United Kingdom)	5,512	337,312
Best Buy Co., Inc.	53,000	6,084,930
BJ’s Wholesale Club Holdings, Inc. † S	97,545	4,375,869
Bollore SA (France)	29,752	143,678
Booking Holdings, Inc. †	1,060	2,469,630
Booz Allen Hamilton Holding Corp.	38,600	3,108,458
Brambles, Ltd. (Australia)	86,512	696,676
Brunswick Corp.	20,500	1,955,085
Cintas Corp.	2,700	921,537
CK Hutchison Holdings, Ltd. (Hong Kong)	75,000	598,430
Compagnie Generale des Etablissements Michelin SCA (France)	11,277	1,688,112
CoStar Group, Inc. †	4,663	3,832,473
Daito Trust Construction Co., Ltd. (Japan)	4,100	476,974
Daiwa House Industry Co., Ltd. (Japan)	32,000	940,295
Discovery, Inc. Class A †	30,600	1,329,876
DraftKings, Inc. Class A † S	45,724	2,804,253
Evolution Gaming Group LB (Sweden)	7,437	1,095,098
FleetCor Technologies, Inc. †	3,100	832,753
Flutter Entertainment PLC (Ireland)	8,657	1,850,449
Ford Motor Co. †	1,168,000	14,308,000
Galaxy Entertainment Group, Ltd. (Hong Kong)	45,000	406,995
Gartner, Inc. †	14,500	2,646,975
General Motors Co. †	129,382	7,434,290
Genting Bhd (Singapore)	543,900	372,739
HC Brillant Services GmbH (acquired various dates from
8/2/13 to 8/31/16, cost $1) (Private) (Germany) † ∆∆ F	2	2
Hermes International (France)	1,557	1,723,644
Hilton Worldwide Holdings, Inc. †	64,842	7,840,695
Home Depot, Inc. (The)	26,937	8,222,519
iHeartMedia, Inc. Class A †	1,249	22,669

Dynamic Asset Allocation Balanced Fund 21

COMMON STOCKS (66.0%)* cont.	Shares	Value
Consumer cyclicals cont.
Industria de Diseno Textil SA (Inditex) (Spain)	48,226	$1,589,185
Kingfisher PLC (United Kingdom) †	350,211	1,536,754
Knorr-Bremse AG (Germany)	7,202	898,800
Lennar Corp. Class A	10,500	1,062,915
Lite-On Technology Corp. (Taiwan)	396,000	875,746
Live Nation Entertainment, Inc. †	42,329	3,583,150
Lowe’s Cos., Inc.	24,600	4,678,428
lululemon athletica, Inc. (Canada) †	12,464	3,822,833
LVMH Moet Hennessy Louis Vuitton SA (France)	223	148,565
Marriott International, Inc./MD Class A †	32,000	4,739,520
Mastercard, Inc. Class A	30,250	10,770,513
Moncler SpA (Italy) †	27,233	1,560,719
Nexi SpA (Italy) †	118,921	2,075,145
Nike, Inc. Class B	48,007	6,379,650
Nintendo Co., Ltd. (Japan)	3,300	1,847,165
Nitori Holdings Co., Ltd. (Japan)	6,100	1,183,831
O’Reilly Automotive, Inc. †	7,631	3,870,825
OPAP SA (Greece)	75,271	1,017,757
Panasonic Corp. (Japan)	79,400	1,025,817
Pandora A/S (Denmark) †	6,800	728,535
PayPal Holdings, Inc. †	66,624	16,178,972
Polaris, Inc.	21,000	2,803,500
Porsche Automobil Holding SE (Preference) (Germany)	10,739	1,138,716
PulteGroup, Inc.	93,132	4,883,842
Ryohin Keikaku Co., Ltd. (Japan)	13,500	319,961
S&P Global, Inc.	12,185	4,299,721
Sands China, Ltd. (Hong Kong) †	252,000	1,263,727
Secom Co., Ltd. (Japan)	18,400	1,553,513
Sony Corp. (Japan)	48,300	5,085,094
Spectrum Brands Holdings, Inc.	5,600	476,000
Square, Inc. Class A †	6,496	1,474,917
Stellantis NV (Italy)	103,638	1,832,767
Target Corp.	53,613	10,619,127
Taylor Wimpey PLC (United Kingdom) †	219,902	547,046
Tempur Sealy International, Inc.	47,300	1,729,288
Tesla, Inc. † S	11,876	7,932,337
TJX Cos., Inc. (The)	54,104	3,578,980
TransUnion	5,100	459,000
United Rentals, Inc. †	16,108	5,304,525
Volkswagen AG (Preference) (Germany)	1,628	455,525
Volvo AB (Sweden) †	66,851	1,690,899
Walmart, Inc.	90,947	12,353,331
Walt Disney Co. (The) †	25,609	4,725,373
Wesfarmers, Ltd. (Australia)	42,449	1,702,534
Yamaha Motor Co., Ltd. (Japan)	62,000	1,532,131
		295,338,714
Consumer staples (4.4%)
Airbnb, Inc. Class A † S	17,513	3,291,393
Altria Group, Inc.	144,300	7,382,388

22 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (66.0%)* cont.	Shares	Value
Consumer staples cont.
Asahi Group Holdings, Ltd. (Japan)	50,000	$2,117,160
Auto Trader Group PLC (United Kingdom) †	48,940	374,046
Auto1 Group SE 144A (Germany) †	26,369	1,495,124
British American Tobacco PLC (United Kingdom)	5,752	219,970
Campbell Soup Co.	9,600	482,592
Carlsberg A/S Class B (Denmark)	8,354	1,283,539
Chipotle Mexican Grill, Inc. †	2,346	3,333,244
Coca-Cola Co. (The)	109,300	5,761,203
Coca-Cola European Partners PLC (United Kingdom)	7,500	391,200
Coca-Cola HBC AG (Switzerland)	84,943	2,705,065
Coles Group, Ltd. (Australia)	34,568	421,152
Colgate-Palmolive Co.	14,400	1,135,152
Constellation Brands, Inc. Class A	6,100	1,390,800
Costco Wholesale Corp.	10,600	3,736,288
Darden Restaurants, Inc.	6,000	852,000
Diageo PLC (United Kingdom)	58,375	2,405,822
Estee Lauder Cos., Inc. (The) Class A	16,566	4,818,221
Ferguson PLC (United Kingdom)	13,707	1,637,945
Imperial Brands PLC (United Kingdom)	77,218	1,588,274
ITOCHU Corp. (Japan)	59,000	1,918,138
Keurig Dr Pepper, Inc.	68,206	2,344,240
Koninklijke Ahold Delhaize NV (Netherlands)	42,748	1,190,601
L’Oreal SA (France)	6,036	2,313,227
ManpowerGroup, Inc.	12,300	1,216,470
McDonald’s Corp.	35,600	7,979,384
MercadoLibre, Inc. (Argentina) †	1,312	1,931,448
Mondelez International, Inc. Class A	73,600	4,307,808
Nestle SA (Switzerland)	22,843	2,545,926
NH Foods, Ltd. (Japan)	9,500	408,255
PALTAC Corp. (Japan)	26,600	1,442,172
PepsiCo, Inc.	87,359	12,356,931
Procter & Gamble Co. (The)	153,818	20,831,572
Sundrug Co., Ltd. (Japan)	10,500	384,892
Sysco Corp.	13,300	1,047,242
Uber Technologies, Inc. †	58,127	3,168,503
Unilever PLC (United Kingdom)	16,739	933,987
Unilever PLC (United Kingdom)	8,608	481,325
WH Group, Ltd. (Hong Kong)	1,070,500	869,245
Woolworths Group, Ltd. (Australia)	35,338	1,099,869
Yum! Brands, Inc.	7,300	789,714
Zalando SE (Germany) †	17,468	1,713,342
		118,096,869
Electronics (3.0%)
Advanced Micro Devices, Inc. †	27,716	2,175,706
Arrow Electronics, Inc. †	8,100	897,642
Brother Industries, Ltd. (Japan)	21,300	473,473
Garmin, Ltd.	14,600	1,925,010
Hoya Corp. (Japan)	28,900	3,403,866
MinebeaMitsumi, Inc. (Japan)	80,000	2,056,884

Dynamic Asset Allocation Balanced Fund 23

COMMON STOCKS (66.0%)* cont.	Shares	Value
Electronics cont.
Nabtesco Corp. (Japan)	34,200	$1,572,120
NVIDIA Corp.	51,654	27,579,620
NXP Semiconductors NV	12,439	2,504,468
Omron Corp. (Japan)	8,900	697,497
Otsuka Corp. (Japan)	12,400	580,566
Qualcomm, Inc.	164,750	21,844,203
Rockwell Automation, Inc.	17,300	4,592,112
Samsung Electronics Co., Ltd. (Preference) (South Korea)	27,655	1,789,226
Sartorius AG (Preference) (Germany)	808	402,895
SMC Corp. (Japan)	800	466,763
TDK Corp. (Japan)	1,000	139,456
Texas Instruments, Inc.	14,789	2,794,973
Thales SA (France)	22,155	2,201,125
Vontier Corp. †	86,171	2,608,396
		80,706,001
Energy (1.9%)
APA Corporation	48,500	868,150
BP PLC (United Kingdom)	441,160	1,792,011
Cenovus Energy, Inc. (Canada)	159,350	1,196,995
Chevron Corp.	41,200	4,317,348
Cimarex Energy Co.	22,600	1,342,214
ConocoPhillips	93,576	4,956,721
Devon Energy Corp.	44,600	974,510
Enterprise Products Partners LP	102,355	2,253,857
EOG Resources, Inc.	14,775	1,071,631
Equinor ASA (Norway)	83,916	1,641,401
Exxon Mobil Corp.	60,110	3,355,941
Halliburton Co.	327,965	7,038,129
MWO Holdings, LLC (Units) F	89	227
Oasis Petroleum, Inc.	4,135	245,578
OMV AG (Austria)	6,630	336,347
Orsted AS (Denmark)	11,796	1,905,175
Reliance Industries, Ltd. 144A (India)	36,181	2,000,809
Royal Dutch Shell PLC Class B (United Kingdom)	144,786	2,664,685
Santos, Ltd. (Australia)	36,457	197,286
Schlumberger, Ltd.	162,700	4,423,813
Targa Resources Corp.	47,900	1,520,825
TOTAL SA (France)	56,983	2,657,923
Valero Energy Corp.	64,682	4,631,231
Williams Cos., Inc. (The)	38,000	900,220
		52,293,027
Financials (10.1%)
3i Group PLC (United Kingdom)	56,949	905,611
Aflac, Inc.	91,100	4,662,498
AGNC Investment Corp. R	147,500	2,472,100
AIA Group, Ltd. (Hong Kong)	387,400	4,712,916
Alliance Data Systems Corp.	26,600	2,981,594
Allianz SE (Germany)	9,545	2,429,532
Allstate Corp. (The)	22,600	2,596,740

24 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (66.0%)* cont.	Shares	Value
Financials cont.
Ally Financial, Inc.	99,100	$4,480,311
American Financial Group, Inc.	6,200	707,420
American International Group, Inc.	63,034	2,912,801
Ameriprise Financial, Inc.	21,200	4,927,940
Apollo Global Management, Inc.	51,251	2,409,310
Assured Guaranty, Ltd.	91,927	3,886,674
AvalonBay Communities, Inc. R	8,500	1,568,335
Aviva PLC (United Kingdom)	279,233	1,571,367
AXA SA (France)	182,927	4,909,255
Banco Bilbao Vizcaya Argenta (Spain)	281,099	1,459,008
Bank Leumi Le-Israel BM (Israel) †	120,110	790,410
Bank of America Corp.	310,946	12,030,501
Bank of Ireland Group PLC (Ireland) †	194,963	967,118
BNP Paribas SA (France) †	32,631	1,985,259
BOC Hong Kong Holdings, Ltd. (Hong Kong)	205,000	714,913
Boston Properties, Inc. R	42,599	4,313,575
CaixaBank SA (Spain)	630,431	1,951,030
Capital One Financial Corp.	26,377	3,355,946
CBRE Group, Inc. Class A †	39,300	3,109,023
Charles Schwab Corp. (The)	43,862	2,858,925
Citigroup, Inc.	349,406	25,419,287
CK Asset Holdings, Ltd. (Hong Kong)	214,000	1,300,814
Credit Agricole SA (France) †	83,438	1,207,930
DBS Group Holdings, Ltd. (Singapore)	88,000	1,898,330
Deutsche Boerse AG (Germany)	17,132	2,846,852
Direct Line Insurance Group PLC (United Kingdom)	155,814	672,984
Discover Financial Services	18,600	1,766,814
DNB ASA (Norway)	50,073	1,065,489
Duke Realty Corp. R	21,700	909,881
Equitable Holdings, Inc.	44,500	1,451,590
Equity Lifestyle Properties, Inc. R	13,300	846,412
Fidelity National Financial, Inc.	20,200	821,332
Gaming and Leisure Properties, Inc. R	133,346	5,657,871
Gjensidige Forsikring ASA (Norway)	14,598	342,372
Goldman Sachs Group, Inc. (The)	44,470	14,541,690
Goodman Group (Australia) R	107,857	1,485,845
Hana Financial Group, Inc. (South Korea)	44,879	1,693,247
Hargreaves Lansdown PLC (United Kingdom)	12,769	271,355
Henderson Land Development Co., Ltd. (Hong Kong)	105,000	472,027
Interactive Brokers Group, Inc. Class A	15,138	1,105,680
Invitation Homes, Inc. R	27,300	873,327
Israel Discount Bank, Ltd. Class A (Israel)	115,396	479,450
Japan Exchange Group, Inc. (Japan)	72,700	1,708,847
Jefferies Financial Group, Inc.	61,500	1,851,150
Jones Lang LaSalle, Inc. †	5,600	1,002,624
JPMorgan Chase & Co.	231,043	35,171,676
KeyCorp	84,401	1,686,332
Lamar Advertising Co. Class A R	14,000	1,314,880
Lincoln National Corp.	12,300	765,921

Dynamic Asset Allocation Balanced Fund 25

COMMON STOCKS (66.0%)* cont.	Shares	Value
Financials cont.
London Stock Exchange Group PLC (United Kingdom)	23,336	$2,232,667
Medical Properties Trust, Inc. R	73,500	1,564,080
MetLife, Inc.	164,600	10,006,034
MGIC Investment Corp.	66,200	916,870
Morgan Stanley	94,100	7,307,806
Network International Holdings PLC (United Arab Emirates) †	209,249	1,193,114
Nomura Holdings, Inc. (Japan)	285,000	1,506,548
Partners Group Holding AG (Switzerland)	1,252	1,598,862
Persimmon PLC (United Kingdom)	11,053	447,987
PNC Financial Services Group, Inc. (The)	28,644	5,024,444
Principal Financial Group, Inc.	37,100	2,224,516
Prudential PLC (United Kingdom)	107,671	2,286,644
Radian Group, Inc.	137,889	3,205,919
Sberbank of Russia PJSC ADR (Russia)	91,201	1,404,951
SBI Holdings, Inc. (Japan)	53,500	1,455,905
SEI Investments Co.	13,200	804,276
Simon Property Group, Inc. R	56,300	6,405,251
Skandinaviska Enskilda Banken AB (Sweden) †	76,373	930,893
SLM Corp.	106,000	1,904,820
State Street Corp.	30,436	2,556,928
Sumitomo Mitsui Financial Group, Inc. (Japan)	47,200	1,716,332
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	19,500	678,777
Sumitomo Realty & Development Co., Ltd. (Japan)	7,400	262,445
Sun Hung Kai Properties, Ltd. (Hong Kong)	42,000	637,102
Swedbank AB Class A (Sweden)	7,953	140,147
Swiss Life Holding AG (Switzerland)	772	379,486
Synchrony Financial	131,600	5,350,856
UBS Group AG (Switzerland) †	89,825	1,390,879
United Overseas Bank, Ltd. (Singapore)	46,400	896,301
Unum Group	44,800	1,246,784
Visa, Inc. Class A	47,225	9,998,949
Zurich Insurance Group AG (Switzerland)	1,220	520,709
		270,499,403
Health care (7.3%)
10x Genomics, Inc. Class A †	6,800	1,230,800
Abbott Laboratories	67,200	8,053,248
AbbVie, Inc.	79,571	8,611,174
Abcam PLC (United Kingdom)	57,885	1,110,021
ABIOMED, Inc. †	8,800	2,804,824
Advanz Pharma Corp., Ltd. (Canada) †	520	8,840
Alexion Pharmaceuticals, Inc. †	2,800	428,148
Alkermes PLC †	35,800	668,744
AmerisourceBergen Corp.	23,400	2,762,838
Amgen, Inc.	18,005	4,479,824
AstraZeneca PLC ADR (United Kingdom) S	65,537	3,258,500
Baxter International, Inc.	34,148	2,880,042
Biogen, Inc. †	18,500	5,175,375
Bristol-Myers Squibb Co.	235,400	14,860,802
Cardinal Health, Inc.	52,000	3,159,000

26 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (66.0%)* cont.	Shares	Value
Health care cont.
Chugai Pharmaceutical Co., Ltd. (Japan)	10,100	$411,046
Cigna Corp.	24,600	5,946,804
DexCom, Inc. †	10,372	3,727,593
Edwards Lifesciences Corp. †	75,600	6,323,184
Eli Lilly and Co.	107,196	20,026,356
Exact Sciences Corp. †	5,338	703,442
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	12,628	283,548
GlaxoSmithKline PLC (United Kingdom)	38,724	687,597
HCA Healthcare, Inc.	4,700	885,198
Hikma Pharmaceuticals PLC (United Kingdom)	20,738	650,695
Hologic, Inc. †	53,100	3,949,578
Humana, Inc.	12,900	5,408,325
IDEXX Laboratories, Inc. †	8,653	4,233,999
Jazz Pharmaceuticals PLC †	2,500	410,925
Johnson & Johnson	75,939	12,480,575
Kobayashi Pharmaceutical Co., Ltd. (Japan)	2,300	214,847
Laboratory Corp. of America Holdings †	11,300	2,881,839
Lonza Group AG (Switzerland)	9,196	5,141,159
M3, Inc. (Japan)	7,800	536,170
McKesson Corp.	25,500	4,973,520
Medtronic PLC	46,500	5,493,045
Merck & Co., Inc.	145,085	11,184,603
Merck KGaA (Germany)	10,799	1,846,409
Neurocrine Biosciences, Inc. †	4,700	457,075
Novartis AG (Switzerland)	34,531	2,950,927
Novo Nordisk A/S Class B (Denmark)	32,119	2,176,036
Olympus Corp. (Japan)	11,800	244,784
Ono Pharmaceutical Co., Ltd. (Japan)	40,500	1,060,813
Pfizer, Inc.	41,735	1,512,059
QIAGEN NV (Netherlands) †	27,278	1,320,182
Regeneron Pharmaceuticals, Inc. †	8,042	3,804,992
Roche Holding AG (Switzerland)	9,084	2,935,733
Sartorius Stedim Biotech (France)	2,009	827,411
Seagen, Inc. †	3,832	532,112
Shionogi & Co., Ltd. (Japan)	17,200	927,774
Sonic Healthcare, Ltd. (Australia)	31,434	840,621
Sonova Holding AG (Switzerland)	2,005	531,188
Thermo Fisher Scientific, Inc.	4,200	1,916,796
UnitedHealth Group, Inc.	24,014	8,934,889
Vertex Pharmaceuticals, Inc. †	13,400	2,879,526
Viatris, Inc. †	5,179	72,351
Zimmer Biomet Holdings, Inc.	27,700	4,434,216
		196,252,122
Semiconductor (0.7%)
Applied Materials, Inc.	70,914	9,474,110
ASML Holding NV (Netherlands)	1,181	716,024
Lasertec Corp. (Japan)	3,300	439,204
Novatek Microelectronics Corp. (Taiwan)	38,000	774,295
Renesas Electronics Corp. (Japan) †	152,000	1,669,715

Dynamic Asset Allocation Balanced Fund 27

COMMON STOCKS (66.0%)* cont.	Shares	Value
Semiconductor cont.
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	78,000	$1,621,886
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	20,812	2,461,643
Tokyo Electron, Ltd. (Japan)	3,400	1,455,705
		18,612,582
Software (5.2%)
Activision Blizzard, Inc.	111,330	10,353,690
Adobe, Inc. †	47,111	22,395,156
Amdocs, Ltd.	22,500	1,578,375
Autodesk, Inc. †	31,200	8,647,080
Cadence Design Systems, Inc. †	39,800	5,452,202
Intuit, Inc.	36,700	14,058,302
Microsoft Corp.	294,017	69,320,388
Nexon Co., Ltd. (Japan)	20,200	656,817
Oracle Corp.	13,100	919,227
Sea, Ltd. ADR (Thailand) †	9,873	2,203,950
Take-Two Interactive Software, Inc. †	3,900	689,130
Veeva Systems, Inc. Class A †	14,600	3,814,104
		140,088,421
Technology services (5.1%)
Accenture PLC Class A	51,700	14,282,125
Alibaba Group Holding, Ltd. (China) †	76,656	2,169,215
Alphabet, Inc. Class A †	20,013	41,277,213
Alphabet, Inc. Class C †	8,216	16,995,864
Capgemini SE (France)	7,350	1,250,667
Cognizant Technology Solutions Corp. Class A	50,700	3,960,684
DocuSign, Inc. †	17,045	3,450,760
DXC Technology Co.	46,200	1,444,212
eBay, Inc.	146,200	8,953,288
Facebook, Inc. Class A †	56,161	16,541,099
Fidelity National Information Services, Inc.	45,618	6,414,347
GMO internet, Inc. (Japan)	14,600	423,127
GoDaddy, Inc. Class A †	55,500	4,307,910
IBM Corp.	6,300	839,538
Itochu Techno-Solutions Corp. (Japan)	6,700	216,876
Kakaku.com, Inc. (Japan)	10,600	290,342
Leidos Holdings, Inc.	25,900	2,493,652
Nomura Research Institute, Ltd. (Japan)	37,600	1,168,713
Palo Alto Networks, Inc. †	2,500	805,150
Pinterest, Inc. Class A †	127,400	9,431,422
Roku, Inc. †	5,900	1,922,043
		138,638,247
Transportation (1.4%)
A. P. Moeller-Maersck A/S Class B (Denmark)	916	2,127,815
Aena SME SA (Spain) †	3,785	613,868
Aurizon Holdings, Ltd. (Australia)	308,513	916,753
CSX Corp.	8,900	858,138
Deutsche Post AG (Germany)	35,690	1,955,403
FedEx Corp.	3,300	937,332
Nippon Express Co., Ltd. (Japan)	4,100	306,482

28 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (66.0%)* cont.	Shares	Value
Transportation cont.
Norfolk Southern Corp.	3,400	$912,968
Old Dominion Freight Line, Inc.	22,600	5,433,266
Ryder System, Inc.	13,700	1,036,405
Southwest Airlines Co. †	117,611	7,181,328
Union Pacific Corp.	61,127	13,473,002
United Parcel Service, Inc. Class B	9,300	1,580,907
Yamato Holdings Co., Ltd. (Japan)	18,500	507,856
		37,841,523
Utilities and power (1.9%)
AES Corp. (The)	15,700	420,917
AGL Energy, Ltd. (Australia)	63,845	469,240
Ameren Corp.	28,562	2,323,804
American Electric Power Co., Inc.	98,620	8,353,114
CLP Holdings, Ltd. (Hong Kong)	46,500	451,769
E.ON SE (Germany)	29,217	340,024
Electricite De France SA (France) †	62,935	844,316
Enel SpA (Italy)	127,778	1,272,636
Energias de Portugal (EDP) SA (Portugal)	292,876	1,672,629
Eni SpA (Italy)	55,107	678,164
Entergy Corp.	18,300	1,820,301
Exelon Corp.	222,726	9,742,035
Kinder Morgan, Inc.	163,900	2,728,935
NRG Energy, Inc.	216,627	8,173,337
Public Service Enterprise Group, Inc.	44,900	2,703,429
Southern Co. (The)	108,200	6,725,712
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	13,140	13,797
Tokyo Gas Co., Ltd. (Japan)	23,200	515,642
Vistra Corp.	73,900	1,306,481
		50,556,282
Total common stocks (cost $1,234,532,001)		$1,776,635,545

	Principal
CORPORATE BONDS AND NOTES (15.5%)*	amount	Value
Basic materials (0.8%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	$255,000	$275,400
ArcelorMittal SA sr. unsec. unsub. notes 7.25%, 10/15/39 (France)	275,000	372,969
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes
4.50%, 11/15/26	80,000	82,200
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	185,000	189,163
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes
6.625%, 1/31/29	240,000	261,523
Boise Cascade Co. 144A company guaranty sr. unsec. notes
4.875%, 7/1/30	180,000	188,550
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	176,000	188,760
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	300,000	300,000
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	255,000	290,700
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	1,461,000	1,644,068

Dynamic Asset Allocation Balanced Fund 29

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Basic materials cont.
Coeur Mining, Inc. 144A company guaranty sr. unsec. notes
5.125%, 2/15/29	$230,000	$219,869
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 6.75%, 12/1/27	360,000	385,200
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	95,000	98,206
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (France)	250,000	257,500
Core & Main LP 144A sr. unsec. notes 6.125%, 8/15/25	55,000	56,449
CP Atlas Buyer, Inc. 144A sr. unsec. notes 7.00%, 12/1/28	165,000	173,423
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	638,000	688,224
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	460,000	474,950
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.875%, 3/1/26 (Canada)	390,000	403,650
FMG Resources August 2006 Pty, Ltd. 144A company guaranty sr.
unsec. bonds 4.375%, 4/1/31 (Australia)	230,000	234,313
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds
4.625%, 8/1/30 (Indonesia)	120,000	130,587
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
4.375%, 8/1/28 (Indonesia)	265,000	281,099
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	115,000	138,074
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	505,000	519,494
Georgia-Pacific, LLC 144A sr. unsec. sub. notes 2.10%, 4/30/27	529,000	537,556
Glencore Funding, LLC 144A company guaranty sr. unsec. notes
2.50%, 9/1/30	1,404,000	1,349,136
GrafTech Finance, Inc. 144A company guaranty sr. notes
4.625%, 12/15/28	60,000	60,338
Graphic Packaging International, LLC 144A company guaranty sr.
unsec. notes 3.50%, 3/1/29	155,000	150,738
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	290,000	305,588
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
4.50%, 4/1/26 (Canada)	90,000	93,038
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/1/29 (Canada)	60,000	64,050
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	850,000	940,550
Ingevity Corp. 144A company guaranty sr. unsec. notes
3.875%, 11/1/28	195,000	188,663
Intelligent Packaging Holdco Issuer LP 144A sr. unsec. notes 9.00%,
1/15/26 (Canada) ‡‡	185,000	188,700
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging Ltd
Co-Issuer, LL 144A sr. notes 6.00%, 9/15/28 (Canada)	235,000	242,638
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	605,000	685,375
Kraton Polymers, LLC 144A company guaranty sr. unsec. notes
4.25%, 12/15/25	240,000	240,900
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29	300,000	291,750
Mauser Packaging Solutions Holding Co. 144A sr. notes
8.50%, 4/15/24	75,000	77,813

30 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Basic materials cont.
Mauser Packaging Solutions Holding Co. 144A sr. notes
5.50%, 4/15/24	$60,000	$60,935
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	235,000	240,875
Mercer International, Inc. 144A sr. unsec. notes 5.125%,
2/1/29 (Canada)	135,000	139,860
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	430,000	450,124
Novelis Corp. 144A company guaranty sr. unsec. notes
4.75%, 1/30/30	160,000	164,818
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	150,000	185,018
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	727,000	801,162
Nutrien, Ltd. sr. unsec. notes 2.95%, 5/13/30 (Canada)	134,000	138,571
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	417,000	468,988
Nutrition & Biosciences, Inc. 144A sr. unsec. bonds
3.468%, 12/1/50	200,000	195,408
Nutrition & Biosciences, Inc. 144A sr. unsec. bonds 2.30%, 11/1/30	352,000	341,671
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	300,000	326,667
Rayonier AM Products, Inc. 144A company guaranty sr. notes
7.625%, 1/15/26	30,000	31,875
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	570,000	621,835
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	14,000	14,313
Taseko Mines, Ltd. 144A company guaranty sr. notes 7.00%,
2/15/26 (Canada)	210,000	213,780
TMS International Holding Corp. 144A sr. unsec. notes
7.25%, 8/15/25	260,000	264,550
Trinseo Materials Operating SCA/Trinseo Materials Finance,
Inc. 144A company guaranty sr. unsec. notes 5.125%,
4/1/29 (Luxembourg)	230,000	237,188
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	290,000	302,508
Tronox, Inc. 144A company guaranty sr. notes 6.50%, 5/1/25	35,000	37,538
Tronox, Inc. 144A company guaranty sr. unsec. notes
4.625%, 3/15/29	170,000	170,213
U.S. Concrete, Inc. 144A company guaranty sr. unsec. notes
5.125%, 3/1/29	95,000	97,850
United States Steel Corp. sr. unsec. notes 6.875%, 3/1/29	185,000	189,625
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes
5.125%, 12/1/27	365,000	379,826
W.R. Grace & Co.-Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	210,000	230,475
W.R. Grace & Co.-Conn. 144A company guaranty sr. unsec. notes
4.875%, 6/15/27	165,000	170,808
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	690,000	948,722
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	206,000	286,184
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	243,000	341,024
		21,323,615

Dynamic Asset Allocation Balanced Fund 31

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Capital goods (0.8%)
Adient Global Holdings, Ltd. 144A company guaranty sr. unsec.
notes 4.875%, 8/15/26	$200,000	$205,250
Allison Transmission, Inc. 144A company guaranty sr. unsec.
bonds 3.75%, 1/30/31	120,000	116,250
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	350,000	371,980
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 6.875%, 7/1/28	255,000	267,337
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
unsub. notes 6.25%, 4/1/25	80,000	82,400
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27	170,000	180,413
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	170,000	172,125
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27
(Luxembourg) ‡‡	400,000	419,884
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal
Packaging Finance PLC 144A sr. unsec. notes 4.00%, 9/1/29	200,000	199,500
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	245,000	251,505
Berry Global Escrow Corp. 144A sr. notes 4.875%, 7/15/26	493,000	521,670
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	63,000	63,709
Berry Global, Inc. 144A company guaranty sr. unsub. notes
1.57%, 1/15/26	994,000	978,633
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	35,000	36,721
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	330,000	323,628
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	80,000	79,900
CANPACK SA/Eastern PA Land Investment Holding, LLC 144A
company guaranty sr. unsec. notes 3.125%, 11/1/25 (Poland)	265,000	269,306
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	160,000	171,152
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%, 7/15/29	90,000	95,547
Clean Harbors, Inc. 144A sr. unsec. notes 4.875%, 7/15/27	160,000	168,800
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	150,000	180,563
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	510,000	521,058
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	245,000	251,467
GFL Environmental, Inc. 144A company guaranty sr. notes 3.50%,
9/1/28 (Canada)	140,000	135,625
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes
4.00%, 8/1/28 (Canada)	95,000	91,913
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	235,000	247,631
GFL Environmental, Inc. 144A sr. unsec. notes 8.50%,
5/1/27 (Canada)	144,000	158,580
Granite US Holdings Corp. 144A company guaranty sr. unsec.
notes 11.00%, 10/1/27	215,000	242,413
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	315,000	347,555
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25
(Canada) ‡‡	300,000	326,250
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	515,000	618,469
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	504,000	586,970

32 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Capital goods cont.
L3Harris Technologies, Inc. sr. unsec. bonds 1.80%, 1/15/31	$145,000	$135,801
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	491,000	543,365
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	471,000	534,176
MasTec, Inc. 144A company guaranty sr. unsec. notes
4.50%, 8/15/28	105,000	108,938
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	1,165,000	1,249,062
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	471,000	530,361
Oshkosh Corp. sr. unsec. unsub. notes 3.10%, 3/1/30	86,000	88,481
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30	320,000	322,082
Owens-Brockway Glass Container, Inc. 144A company guaranty sr.
unsec. notes 6.625%, 5/13/27	95,000	103,277
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	100,000	106,204
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	255,000	274,574
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	350,000	353,500
Raytheon Technologies Corp. sr. unsec. bonds 4.875%, 10/15/40
(acquired 6/8/20, cost $165,658) ∆∆	135,000	161,596
Raytheon Technologies Corp. sr. unsec. notes 2.50%, 12/15/22
(acquired 6/8/20, cost $1,284,498) ∆∆	1,245,000	1,280,373
Raytheon Technologies Corp. sr. unsec. unsub. notes
4.125%, 11/16/28	1,015,000	1,142,371
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	260,000	265,278
Sensata Technologies BV 144A company guaranty sr. unsec. notes
4.00%, 4/15/29	235,000	239,113
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	535,000	564,425
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	340,000	364,104
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	130,000	133,900
Tenneco, Inc. 144A company guaranty sr. notes 7.875%, 1/15/29	25,000	28,111
Tenneco, Inc. 144A company guaranty sr. notes 5.125%, 4/15/29	180,000	177,471
Terex Corp. 144A company guaranty sr. unsec. notes
5.00%, 5/15/29	115,000	119,048
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)	30,000	31,194
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	180,000	186,075
TransDigm, Inc. company guaranty sr. unsec. sub. notes
5.50%, 11/15/27	310,000	320,463
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	545,000	577,646
TransDigm, Inc. 144A company guaranty sr. unsec. sub. notes
4.625%, 1/15/29	155,000	152,642
Vertical Holdco GmbH 144A company guaranty sr. unsec. notes
7.625%, 7/15/28 (Germany)	200,000	215,050
Vertical US Newco, Inc. 144A company guaranty sr. notes
5.25%, 7/15/27	335,000	350,703
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	585,000	630,322
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	455,000	465,806

Dynamic Asset Allocation Balanced Fund 33

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Capital goods cont.
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub.
notes 7.25%, 6/15/28	$240,000	$268,560
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub.
notes 7.125%, 6/15/25	120,000	131,220
ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22 (Germany)	156,000	159,510
		20,999,006
Communication services (1.9%)
Altice France Holding SA 144A company guaranty sr. sub. notes
10.50%, 5/15/27 (Luxembourg)	255,000	287,117
Altice France Holding SA 144A company guaranty sr. unsec. notes
6.00%, 2/15/28 (Luxembourg)	375,000	369,484
Altice France SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	230,000	239,200
Altice France SA 144A company guaranty sr. notes 5.50%,
1/15/28 (France)	200,000	204,500
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31	2,318,000	2,316,605
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	445,000	451,730
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	990,000	1,032,883
AT&T, Inc. sr. unsec. bonds 4.30%, 2/15/30	240,000	270,117
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	1,125,000	1,285,783
AT&T, Inc. 144A sr. unsec. bonds 3.55%, 9/15/55	3,180,000	2,903,897
AT&T, Inc. 144A sr. unsec. unsub. bonds 2.55%, 12/1/33	2,977,000	2,822,236
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	335,000	345,486
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 5.375%, 6/1/29	1,085,000	1,163,663
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 5/1/32	165,000	167,063
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 8/15/30	115,000	117,208
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	75,000	77,381
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
notes 3.75%, 2/15/28	440,000	476,217
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	1,165,000	1,513,252
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 4.80%, 3/1/50	730,000	780,918
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	345,000	321,694
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	94,000	108,945
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	334,000	376,213
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	329,000	367,968

34 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Communication services cont.
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	$1,144,000	$1,275,380
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	540,000	563,349
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	110,000	155,353
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	945,000	1,027,764
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	405,000	439,417
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	593,000	609,881
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	84,000	85,684
Cox Communications, Inc. 144A company guaranty sr. unsec.
bonds 2.95%, 10/1/50	752,000	663,334
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	435,000	472,218
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	530,000	576,880
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	697,000	759,139
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	670,000	730,155
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	470,000	507,013
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	338,000	347,296
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%, 1/15/30	200,000	210,649
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	415,000	457,662
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	435,000	644,524
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	270,000	297,405
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	450,000	470,948
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	180,000	193,573
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	476,000	494,548
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	1,835,000	1,934,371
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22
(In default) †	415,000	283,756
Frontier Communications Corp. 144A company guaranty sr. notes
5.875%, 10/15/27	120,000	127,200
Frontier Communications Corp. 144A notes 6.75%, 5/1/29	220,000	232,034
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Luxembourg)	10,000	10,350
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%, 7/15/25
(Luxembourg) (In default) †	495,000	306,900
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.625%, 9/15/27	250,000	257,293
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.25%, 7/1/28	165,000	166,866
Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub.
notes 3.625%, 1/15/29	120,000	116,250
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	53,000	56,644
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	510,000	565,776

Dynamic Asset Allocation Balanced Fund 35

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Communication services cont.
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	$532,000	$670,836
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	255,000	312,358
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	878,000	1,003,115
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	385,000	394,664
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	131,250	132,234
T-Mobile USA, Inc. company guaranty sr. unsec. bonds
2.875%, 2/15/31	155,000	149,808
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	50,000	50,313
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	15,000	15,902
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	75,000	76,314
T-Mobile USA, Inc. company guaranty sr. unsec. notes
2.625%, 2/15/29	110,000	106,814
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	245,000	261,819
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	30,000	30,694
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.875%, 4/15/30	566,000	616,787
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.75%, 4/15/27	1,362,000	1,488,720
T-Mobile USA, Inc. 144A company guaranty sr. sub. bonds
2.25%, 11/15/31	1,315,000	1,248,494
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	400,000	526,844
Telefonica Emisiones SA company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	1,685,000	1,922,965
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	1,507,000	1,481,125
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	753,000	750,992
Verizon Communications, Inc. sr. unsec. unsub. bonds
5.25%, 3/16/37	720,000	906,425
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	815,000	927,734
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	2,507,000	2,869,151
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	340,000	353,600
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	765,000	808,509
Zayo Group Holdings, Inc. 144A sr. notes 4.00%, 3/1/27	45,000	44,280
Zayo Group Holdings, Inc. 144A sr. unsec. notes 6.125%, 3/1/28	105,000	107,987
Ziggo BV 144A company guaranty sr. notes 5.50%,
1/15/27 (Netherlands)	150,000	156,188
		50,453,844

36 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Consumer cyclicals (1.9%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	$540,000	$585,900
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%,
1/25/30 (Canada)	328,000	334,656
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	1,555,000	1,700,516
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	1,122,000	1,157,130
Amazon.com, Inc. sr. unsec. unsub. notes 1.50%, 6/3/30	255,000	242,946
AMC Entertainment Holdings, Inc. 144A company guaranty sr.
notes 10.50%, 4/15/25	90,000	95,625
American Builders & Contractors Supply Co., Inc. 144A sr. notes
4.00%, 1/15/28	120,000	120,000
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%,
4/1/27 ‡‡	355,000	368,313
Beasley Mezzanine Holdings LLC 144A company guaranty sr. notes
8.625%, 2/1/26	215,000	216,075
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	536,000	596,196
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	225,000	227,525
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	1,132,000	1,132,260
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	105,000	109,323
Boyd Gaming Corp. company guaranty sr. unsec. notes
4.75%, 12/1/27	120,000	122,308
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	75,000	77,323
Boyd Gaming Corp. 144A sr. unsec. notes 8.625%, 6/1/25	110,000	122,320
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)	110,000	114,813
Carnival Corp. 144A sr. notes 11.50%, 4/1/23	105,000	120,356
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	330,000	345,675
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24	235,000	239,406
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	53,000	52,679
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25	50,000	54,750
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr.
notes 5.125%, 8/15/27	160,000	161,048
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr.
unsec. sub. notes 7.75%, 4/15/28	170,000	168,526
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 9.25%, 2/15/24	69,000	71,781
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	370,000	348,725
Cornerstone Building Brands, Inc. 144A company guaranty sr.
unsec. sub. notes 8.00%, 4/15/26	75,000	78,094
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	360,000	360,000
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
notes 5.375%, 8/15/26	300,000	215,928

Dynamic Asset Allocation Balanced Fund 37

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Consumer cyclicals cont.
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
unsec. notes 6.625%, 8/15/27	$485,000	$254,625
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	510,000	536,622
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	1,680,000	1,788,967
Entercom Media Corp. 144A company guaranty notes
6.75%, 3/31/29	230,000	239,068
Entercom Media Corp. 144A company guaranty notes
6.50%, 5/1/27	195,000	201,581
Ford Motor Co. sr. unsec. unsub. notes 9.00%, 4/22/25	315,000	381,501
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.125%, 6/16/25	715,000	771,471
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.113%, 5/3/29	220,000	235,730
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.271%, 1/9/27	240,000	249,000
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.00%, 11/13/30	315,000	312,477
Full House Resorts, Inc. 144A company guaranty sr. notes
8.25%, 2/15/28	215,000	229,040
Gap, Inc. (The) 144A sr. notes 8.625%, 5/15/25	90,000	100,800
Gap, Inc. (The) 144A sr. notes 8.375%, 5/15/23	160,000	182,749
Gartner, Inc. 144A company guaranty sr. unsec. bonds
3.75%, 10/1/30	95,000	93,813
Gartner, Inc. 144A company guaranty sr. unsec. notes
4.50%, 7/1/28	50,000	51,563
General Motors Co. sr. unsec. bonds 5.95%, 4/1/49	319,000	403,726
General Motors Co. sr. unsec. bonds 5.20%, 4/1/45	95,000	108,807
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	1,431,000	1,560,476
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	288,000	316,481
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	146,000	158,539
Global Payments, Inc. sr. unsec. notes 2.90%, 5/15/30	465,000	472,493
Global Payments, Inc. sr. unsec. unsub. notes 4.00%, 6/1/23	1,120,000	1,198,625
Gray Television, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/15/30	120,000	118,950
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27	110,000	119,488
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%,
11/1/27 (Canada)	242,000	267,863
Hanesbrands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 5/15/25	95,000	100,522
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	150,000	159,136
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	190,000	198,313
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	795,000	814,999
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	763,000	843,559
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26	202,066	214,443
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27	467,807	499,969
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	266,000	306,233

38 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Consumer cyclicals cont.
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	$1,820,000	$2,038,400
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	55,000	60,638
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	1,813,000	2,085,067
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	105,000	109,069
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	350,000	357,000
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	115,000	118,916
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	125,000	126,563
JELD-WEN, Inc. 144A sr. notes 6.25%, 5/15/25	95,000	100,938
L Brands, Inc. company guaranty sr. unsec. bonds 6.75%,
perpetual maturity	125,000	147,500
L Brands, Inc. company guaranty sr. unsec. notes 7.50%,
perpetual maturity	255,000	290,063
L Brands, Inc. 144A company guaranty sr. notes 6.875%, 7/1/25	60,000	66,672
L Brands, Inc. 144A company guaranty sr. unsec. notes
9.375%, 7/1/25	50,000	62,250
L Brands, Inc. 144A company guaranty sr. unsec. unsub. bonds
6.625%, 10/1/30	110,000	124,644
LBM Acquisition, LLC 144A company guaranty sr. unsec. notes
6.25%, 1/15/29	65,000	66,950
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/29/27	792,000	909,311
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31	110,000	106,150
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	205,000	211,023
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.50%, 4/15/29	325,000	325,036
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	225,000	232,173
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	95,000	96,682
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	145,000	150,597
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27	120,000	133,052
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.375%, 2/1/28	90,000	95,513
Mattamy Group Corp. 144A sr. unsec. notes 5.25%,
12/15/27 (Canada)	330,000	345,263
Mattamy Group Corp. 144A sr. unsec. notes 4.625%,
3/1/30 (Canada)	250,000	248,320
Mattel, Inc. 144A company guaranty sr. unsec. notes
5.875%, 12/15/27	155,000	170,162
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29	170,000	172,006
Mattel, Inc. 144A company guaranty sr. unsec. notes
3.375%, 4/1/26	45,000	46,460

Dynamic Asset Allocation Balanced Fund 39

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Consumer cyclicals cont.
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	$390,000	$398,288
Meredith Corp. 144A company guaranty sr. unsec. notes
6.50%, 7/1/25	110,000	117,975
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	435,000	350,048
MPH Acquisition Holdings, LLC 144A company guaranty sr. unsec.
notes 5.75%, 11/1/28	120,000	117,672
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	260,000	269,758
NESCO Holdings II, Inc. 144A company guaranty notes
5.50%, 4/15/29	170,000	174,335
Nexstar Broadcasting, Inc. 144A sr. unsec. notes 4.75%, 11/1/28	120,000	121,264
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	220,000	231,272
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	355,000	362,988
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. notes 5.625%, 10/1/28	170,000	178,713
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	145,000	145,030
NMG Holding Co Inc/Neiman Marcus Group, LLC 144A sr. notes
7.125%, 4/1/26	105,000	107,100
Nordstrom, Inc. 144A sr. notes 8.75%, 5/15/25	200,000	226,329
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	870,000	952,966
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A
company guaranty sr. unsec. notes 6.25%, 6/15/25	150,000	158,625
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr.
unsec. bonds 4.625%, 3/15/30	70,000	67,375
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	265,000	274,938
PM General Purchaser, LLC 144A sr. notes 9.50%, 10/1/28	355,000	378,963
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A
company guaranty sr. notes 3.375%, 8/31/27	120,000	116,400
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A
notes 6.25%, 1/15/28	230,000	239,428
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	325,000	457,032
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	57,000	66,506
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 5.75%, 1/15/29	200,000	197,250
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec.
notes 9.125%, 6/15/23	45,000	49,587
S&P Global, Inc. company guaranty sr. unsec. bonds
2.50%, 12/1/29	105,000	107,480
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	200,000	182,969
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
2.95%, 1/22/27	480,000	511,926
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	290,000	345,825
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 7.25%, 11/15/29	375,000	406,875
Scientific Games International, Inc. 144A sr. unsec. notes
7.00%, 5/15/28	110,000	117,547

40 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Consumer cyclicals cont.
Scotts Miracle-Gro, Co. (The) company guaranty sr. unsec. notes
4.50%, 10/15/29	$345,000	$355,678
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29	130,000	127,725
Scripps Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 1/15/31	140,000	139,342
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A
company guaranty sr. unsec. notes 4.625%, 11/1/26	245,000	254,800
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
bonds 5.50%, 3/1/30	235,000	229,125
Sinclair Television Group, Inc. 144A sr. bonds 4.125%, 12/1/30	120,000	115,500
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.50%, 7/1/29	105,000	113,531
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,470,000	1,536,150
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	155,000	160,813
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes
7.00%, 7/1/25	240,000	259,733
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
5.00%, 10/1/29	115,000	121,325
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
3.875%, 3/15/31	220,000	215,050
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	195,000	184,763
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,245,000	1,297,913
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	20,000	20,732
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	230,000	228,850
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	205,000	199,875
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds
5.125%, 8/1/30	50,000	53,125
Taylor Morrison Communities, Inc. 144A sr. unsec. notes
5.75%, 1/15/28	115,000	126,678
Terrier Media Buyer, Inc. 144A company guaranty sr. unsec. notes
8.875%, 12/15/27	350,000	376,618
Townsquare Media, Inc. 144A sr. notes 6.875%, 2/1/26	385,000	410,025
TRI Pointe Group, Inc. sr. unsec. notes 5.70%, 6/15/28	120,000	132,625
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	130,000	143,650
TWDC Enterprises 18 Corp. sr. unsec. notes 2.75%, 8/16/21	165,000	166,505
Univision Communications, Inc. 144A company guaranty sr. notes
9.50%, 5/1/25	135,000	147,825
Univision Communications, Inc. 144A company guaranty sr. notes
6.625%, 6/1/27	240,000	256,302
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	150,000	151,500
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	180,000	186,359
Valvoline, Inc. 144A company guaranty sr. unsec. unsub. notes
4.25%, 2/15/30	150,000	153,000
ViacomCBS, Inc. company guaranty sr. unsec. bonds 4.20%, 6/1/29	205,000	228,232
ViacomCBS, Inc. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	376,000	394,748
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	152,000	167,378

Dynamic Asset Allocation Balanced Fund 41

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Consumer cyclicals cont.
ViacomCBS, Inc. sr. unsec. notes 4.20%, 5/19/32	$4,000	$4,484
Walt Disney Co. (The) company guaranty sr. unsec. bonds
7.75%, 12/1/45	382,000	619,799
Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec. notes
4.875%, 9/15/28	50,000	51,250
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	310,000	323,950
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28	180,000	191,104
WMG Acquisition Corp. 144A company guaranty sr. bonds
3.00%, 2/15/31	155,000	147,297
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	155,000	157,131
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
notes 6.375%, 5/15/25	145,000	154,425
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	295,000	308,718
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. bonds 5.125%, 10/1/29	295,000	301,933
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. notes 7.75%, 4/15/25	70,000	75,886
		50,452,160
Consumer staples (0.8%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%,
10/15/30 (Canada)	160,000	154,400
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 4.375%, 1/15/28 (Canada)	170,000	170,802
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 3.875%, 1/15/28 (Canada)	210,000	211,050
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	70,000	71,960
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	310,000	321,298
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/
Albertsons, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/26	200,000	220,923
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	1,199,000	1,317,748
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 5.55%, 1/23/49	525,000	674,865
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.75%, 1/23/29	629,000	734,594
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	280,000	287,000
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	130,000	133,250
Ashtead Capital, Inc. 144A bonds 4.25%, 11/1/29	255,000	272,213
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	1,200,000	1,251,000
Avient Corp. 144A sr. unsec. notes 5.75%, 5/15/25	75,000	79,688
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	180,000	181,404
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes
3.25%, 2/15/29	35,000	34,563
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	27,676	31,380

42 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Consumer staples cont.
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	$465,000	$532,950
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	461,000	663,414
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	462,000	597,003
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	380,000	390,925
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	195,000	205,725
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	400,000	404,000
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25	120,000	129,174
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes
2.25%, 3/15/31	1,365,000	1,339,863
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.597%, 5/25/28	623,000	719,249
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	190,000	195,810
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	140,000	147,000
Kraft Heinz Foods Co. company guaranty sr. unsec. notes
5.00%, 7/15/35	315,000	362,442
Kraft Heinz Foods Co. company guaranty sr. unsec. bonds
4.375%, 6/1/46	550,000	573,429
Kraft Heinz Foods Co. company guaranty sr. unsec. notes
3.00%, 6/1/26	320,000	337,390
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes
3.875%, 5/15/27	151,000	165,173
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 5/15/28	170,000	182,616
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	1,285,000	1,329,975
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	60,000	62,263
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30	50,000	50,141
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	241,000	252,448
Match Group, Inc. 144A sr. unsec. unsub. notes 4.625%, 6/1/28	773,000	789,820
Mondelez International Holdings Netherlands BV 144A company
guaranty sr. unsec. notes 2.125%, 9/19/22 (Netherlands)	785,000	804,299
Mondelez International Holdings Netherlands BV 144A company
guaranty sr. unsec. unsub. notes 2.00%, 10/28/21 (Netherlands)	200,000	201,620
Nestle Holdings, Inc. 144A company guaranty sr. unsec. notes
0.375%, 1/15/24	1,845,000	1,837,132
Netflix, Inc. sr. unsec. notes 6.375%, 5/15/29	115,000	142,600
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	205,000	233,067
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	390,000	471,732
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26	845,000	944,076
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	125,000	147,819
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	70,000	80,608
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25	135,000	149,006
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26	215,000	237,760

Dynamic Asset Allocation Balanced Fund 43

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Consumer staples cont.
Prestige Brands, Inc. 144A company guaranty sr. unsec. bonds
3.75%, 4/1/31	$85,000	$80,963
Rite Aid Corp. 144A company guaranty sr. notes 8.00%, 11/15/26	189,000	198,450
Rite Aid Corp. 144A company guaranty sr. unsec. sub. notes
7.50%, 7/1/25	134,000	139,193
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes
7.00%, 7/15/25	215,000	232,523
VM Consolidated, Inc. 144A company guaranty sr. unsec. notes
5.50%, 4/15/29	240,000	245,623
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31	120,000	115,379
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	115,000	121,590
Yum! Brands, Inc. 144A sr. unsec. notes 7.75%, 4/1/25	50,000	54,750
		22,017,138
Energy (1.2%)
Antero Midstream Partners LP/Antero Midstream Finance Corp.
144A company guaranty sr. unsec. notes 7.875%, 5/15/26	95,000	102,174
Antero Resources Corp. 144A company guaranty sr. unsec. notes
8.375%, 7/15/26	145,000	159,863
Antero Resources Corp. 144A company guaranty sr. unsec. notes
7.625%, 2/1/29	225,000	239,625
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	125,000	122,188
Apache Corp. sr. unsec. unsub. notes 4.875%, 11/15/27	70,000	71,750
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	145,000	144,565
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	208,000	218,400
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	90,000	84,600
BP Capital Markets America, Inc. company guaranty sr. unsec.
notes 3.119%, 5/4/26	695,000	747,802
BP Capital Markets America, Inc. company guaranty sr. unsec.
unsub. notes 3.937%, 9/21/28	77,000	85,613
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	875,000	944,516
Callon Petroleum Co. company guaranty sr. unsec. unsub. notes
6.25%, 4/15/23	400,000	356,000
Callon Petroleum Co. 144A company guaranty notes 9.00%, 4/1/25	85,000	86,222
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	190,000	237,975
Centennial Resource Production, LLC 144A company guaranty
notes 8.00%, 6/1/25	115,000	117,300
Centennial Resource Production, LLC 144A company guaranty sr.
unsec. notes 6.875%, 4/1/27	170,000	151,300
Centennial Resource Production, LLC 144A company guaranty sr.
unsec. notes 5.375%, 1/15/26	180,000	158,400
ChampionX corp. company guaranty sr. unsec. notes
6.375%, 5/1/26	270,000	282,825
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	601,000	686,980
Cheniere Energy Partners LP 144A company guaranty sr. unsec.
bonds 4.00%, 3/1/31	175,000	178,063
Chesapeake Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5.875%, 2/1/29	10,000	10,600

44 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Energy cont.
Chesapeake Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5.50%, 2/1/26	$30,000	$31,163
Chevron Corp. sr. unsec. unsub. notes 2.10%, 5/16/21	622,000	622,772
Comstock Escrow Corp. company guaranty sr. unsec. sub. notes
9.75%, 8/15/26	100,000	108,750
Comstock Resources, Inc. company guaranty sr. unsec. sub. notes
9.75%, 8/15/26	135,000	146,475
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes
7.50%, 5/15/25	55,000	57,063
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29	205,000	210,125
ConocoPhillips 144A company guaranty sr. unsec. notes
3.75%, 10/1/27	502,000	554,760
Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	60,000	59,850
Continental Resources, Inc. company guaranty sr. unsec. notes
4.375%, 1/15/28	265,000	279,853
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	320,000	331,424
Continental Resources, Inc. 144A company guaranty sr. unsec.
bonds 5.75%, 1/15/31	240,000	271,166
DCP Midstream Operating LP company guaranty sr. unsec. notes
5.625%, 7/15/27	115,000	124,488
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	305,000	339,313
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	170,000	228,863
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	120,000	162,600
Devon Energy Corp. sr. unsec. unsub. bonds 5.60%, 7/15/41	95,000	109,361
Diamondback Energy, Inc. company guaranty sr. unsec. notes
3.25%, 12/1/26	390,000	408,865
Double Eagle III Midco 1 LLC/Double Eagle Finance Corp. 144A sr.
unsec. notes 7.75%, 12/15/25	270,000	288,284
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	400,000	422,528
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 6.625%, 7/15/25	240,000	256,498
Energy Transfer Operating LP company guaranty sr. unsec. bonds
3.75%, 5/15/30	1,410,000	1,452,691
Energy Transfer Operating LP company guaranty sr. unsec. notes
5.875%, 1/15/24	454,000	506,349
Energy Transfer Operating LP company guaranty sr. unsec. notes
2.90%, 5/15/25	201,000	209,087
Energy Transfer Operating LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	1,540,000	1,362,900
Energy Transfer Operating LP sr. unsec. unsub. bonds
6.125%, 12/15/45	148,000	168,989
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes
5.625%, 1/15/28	265,000	256,250
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	915,000	949,816
EQT Corp. sr. unsec. notes 8.50%, 2/1/30	125,000	159,413
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	25,000	26,750

Dynamic Asset Allocation Balanced Fund 45

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Energy cont.
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	$235,000	$295,371
Global Partners LP/GLP Finance Corp. company guaranty sr.
unsec. notes 6.875%, 1/15/29	35,000	37,564
Hess Midstream Operations LP 144A company guaranty sr. unsec.
notes 5.125%, 6/15/28	215,000	217,365
Hess Midstream Operations LP 144A company guaranty sr. unsec.
sub. notes 5.625%, 2/15/26	445,000	459,874
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. bonds
6.00%, 2/1/31	55,000	55,825
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes
5.75%, 2/1/29	55,000	55,481
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.00%, 2/1/28	295,000	298,776
Indigo Natural Resources, LLC 144A sr. unsec. notes 5.375%, 2/1/29	395,000	389,158
MEG Energy Corp. 144A company guaranty sr. unsec. notes
5.875%, 2/1/29 (Canada)	30,000	30,075
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	208,000	214,854
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	115,000	85,353
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes
9.00%, 2/1/25	73,000	74,825
Newfield Exploration Co. sr. unsec. unsub. notes 5.625%, 7/1/24	40,000	43,950
Northriver Midstream Finance LP 144A sr. notes 5.625%,
2/15/26 (Canada)	130,000	133,900
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	155,000	174,189
Occidental Petroleum Corp. sr. unsec. bonds 6.125%, 1/1/31	60,000	66,252
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	290,000	297,975
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	390,000	430,609
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.50%, 8/15/34	75,000	90,180
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds
7.375%, 11/1/31	205,000	260,451
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds
6.625%, 8/15/37	75,000	90,676
Ovintiv, Inc. company guaranty sr. unsec. unsub. notes
8.125%, 9/15/30	65,000	84,263
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	211,791
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	2,177,000	2,405,585
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	136,000	149,940
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.60%, 1/3/31 (Brazil)	634,000	668,109
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	70,000	77,350
Petroleos de Venezuela SA company guaranty sr. unsec. bonds
Ser. REGS, 6.00%, 11/15/26 (Venezuela) (In default) †	575,000	24,438
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela) (In default) †	3,000	128

46 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Energy cont.
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB
7.69%, 1/23/50 (Mexico)	$335,000	$312,388
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.84%, 1/23/30 (Mexico)	1,635,000	1,659,362
Precision Drilling Corp. company guaranty sr. unsec. notes 5.25%,
11/15/24 (Canada)	65,000	60,125
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	330,000	319,275
Rattler Midstream LP 144A company guaranty sr. unsec. notes
5.625%, 7/15/25	170,000	177,500
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	57,000	61,275
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	314,000	344,308
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	174,881
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	282,000	320,836
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	1,240,000	1,322,127
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	100,000	92,500
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	135,000	126,563
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	195,000	180,180
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	124,000	121,520
SM Energy Co. 144A company guaranty notes 10.00%, 1/15/25	95,000	106,875
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	425,000	456,736
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 7.50%, 10/1/25	60,000	64,200
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 12/31/30	200,000	197,700
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	270,000	261,900
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	70,000	77,119
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.50%, 7/15/27	110,000	119,535
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.50%, 3/1/30	70,000	73,500
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	125,000	130,156
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.75%, 6/19/21 (France)	574,000	577,004
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	640,000	668,442
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	105,125	98,818
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	175,000	161,754
Transocean, Inc. 144A company guaranty sr. unsec. notes
11.50%, 1/30/27	145,000	124,369
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. notes 6.875%, 4/1/26	230,000	235,894
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	115,000	118,450

Dynamic Asset Allocation Balanced Fund 47

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Energy cont.
Viper Energy Partners LP 144A company guaranty sr. unsec. notes
5.375%, 11/1/27	$70,000	$72,800
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	135,000	141,372
WPX Energy, Inc. sr. unsec. notes 4.50%, 1/15/30	58,000	62,454
WPX Energy, Inc. sr. unsec. sub. notes 5.875%, 6/15/28	117,000	128,957
WPX Energy, Inc. sr. unsec. sub. notes 5.25%, 10/15/27	133,000	141,714
		32,010,103
Financials (4.3%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	215,000	224,944
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	750,000	822,259
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	1,736,000	1,740,383
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A
sr. unsec. notes 6.75%, 10/15/27	295,000	316,585
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	272,000	378,546
American Express Co. sr. unsec. notes 2.65%, 12/2/22	915,000	949,074
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	47,000	65,081
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	1,735,000	1,771,404
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	900,000	948,109
Australia & New Zealand Banking Group, Ltd. 144A unsec. sub. FRB
2.57%, 11/25/35 (Australia)	365,000	342,114
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	233,310
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	600,000	666,591
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	400,000	453,588
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	478,000	530,580
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	30,000	33,600
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	720,000	712,869
Bank of America Corp. sr. unsec. notes Ser. MTN, 3.499%, 5/17/22	1,196,000	1,200,454
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	2,720,000	2,922,788
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month
+ 0.76%), 0.944%, 9/15/26	125,000	123,759
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,722,000	2,251,744
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	1,163,000	1,163,740
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	75,000	82,337
Bank of Nova Scotia (The) sr. unsec. notes 2.00%,
11/15/22 (Canada)	935,000	959,975
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	210,000	214,686
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
bonds 2.85%, 10/15/50	860,000	789,982
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	190,000	220,031

48 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Financials cont.
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	$330,000	$330,844
Blackstone Holdings Finance Co., LLC 144A company guaranty sr.
unsec. unsub. bonds 1.60%, 3/30/31	270,000	247,424
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	700,000	657,870
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	832,000	913,435
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	390,000	421,008
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	399,000	425,612
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	43,000	46,655
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	1,543,000	1,737,804
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	68,000	71,570
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, 2/18/51	805,000	800,975
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	3,193,000	3,490,489
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	721,000	792,113
Citigroup, Inc. sr. unsec. unsub. notes 4.50%, 1/14/22	875,000	903,463
Citigroup, Inc. sr. unsec. unsub. notes 2.90%, 12/8/21	588,000	597,344
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	445,000	528,728
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	520,000	585,600
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	400,000	451,370
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	210,000	241,867
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	195,000	220,732
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	1,285,000	1,403,409
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%,
3/11/31 (Australia)	270,000	261,554
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	560,000	602,000
Credit Suisse AG/New York, NY sr. unsec. notes 2.80%, 4/8/22	970,000	990,358
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	631,000	673,618
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	342,000	366,521
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%,
6/5/26 (Switzerland)	1,375,000	1,398,497
Credit Suisse Group Funding Guernsey, Ltd. company guaranty sr.
unsec. unsub. notes 3.45%, 4/16/21 (United Kingdom)	350,000	350,325
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	1,620,000	1,653,285
Deutsche Bank AG sr. unsec. unsub. notes 1.686%,
3/19/26 (Germany)	1,745,000	1,740,487
Deutsche Bank AG unsec. sub. FRB 3.729%, 1/14/32 (Germany)	750,000	729,901
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	684,000	773,279
Digital Realty Trust LP company guaranty sr. unsec. notes
4.75%, 10/1/25 R	1,305,000	1,482,888
Diversified Healthcare Trust company guaranty sr. unsec. notes
9.75%, 6/15/25 R	480,000	538,687
DNB Bank ASA 144A sr. unsec. notes 2.15%, 12/2/22 (Norway)	1,635,000	1,685,937
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	125,000	176,563
Empire Communities Corp. 144A sr. unsec. notes 7.00%,
12/15/25 (Canada)	85,000	89,781
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	205,000	209,100

Dynamic Asset Allocation Balanced Fund 49

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Financials cont.
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	$1,578,000	$1,753,607
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	245,000	269,904
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	151,000	152,929
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	445,000	487,769
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	195,000	203,044
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	185,000	191,706
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	195,000	218,611
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%,
12/1/24 (Canada)	235,000	243,519
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	1,454,000	1,625,315
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
5.75%, 1/24/22	1,105,000	1,153,086
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	2,755,000	3,024,241
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 2/7/30	386,000	390,361
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	164,000	230,377
Home Point Capital, Inc. 144A company guaranty sr. unsec. notes
5.00%, 2/1/26	110,000	108,900
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	290,000	301,139
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	745,000	792,261
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	150,000	153,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 5/15/26	215,000	225,213
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.25%, 5/15/27	140,000	144,550
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 4.375%, 2/1/29	115,000	112,379
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	1,020,000	938,970
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	511,000	467,218
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	110,000	117,359
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	195,000	198,413
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	320,000	332,930
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	250,000	251,725
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	252,000	271,279
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%,
perpetual maturity	1,583,000	1,601,362
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD
3 Month + 1.00%), 1.194%, 5/15/47	864,000	738,720
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	2,840,000	3,122,761
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	3,080,000	3,348,916
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	266,000	270,536
JPMorgan Chase & Co. unsec. sub. notes 3.375%, 5/1/23	1,725,000	1,825,552
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	340,000	413,365

50 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Financials cont.
Ladder Capital Finance Holdings, LLLP/Ladder Capital
Finance Corp. 144A company guaranty sr. unsec. unsub. notes
5.25%, 10/1/25 R	$170,000	$170,000
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance
Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	230,000	226,550
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26
(United Kingdom)	445,000	497,885
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	425,000	541,002
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	467,000	535,111
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	300,000	416,925
Metropolitan Life Global Funding I 144A notes 2.40%, 6/17/22	1,050,000	1,076,497
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	130,000	135,968
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	1,756,000	1,773,885
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	575,000	634,433
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	965,000	1,141,410
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	3,065,000	3,361,365
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 5.50%, 7/28/21	629,000	639,337
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN,
3.125%, 1/23/23	3,025,000	3,167,214
National Australia Bank, Ltd./New York, NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	450,000	458,964
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 6.00%, 1/15/27	110,000	114,125
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 5.50%, 8/15/28	195,000	195,790
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 5.125%, 12/15/30	70,000	68,790
NatWest Group PLC sr. unsec. unsub. FRB 4.892%, 5/18/29
(United Kingdom)	365,000	414,663
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	405,000	415,970
New York Life Global Funding 144A notes 1.10%, 5/5/23	2,650,000	2,687,691
Nordea Bank ABP 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Finland)	815,000	817,393
OneMain Finance Corp. company guaranty sr. unsec. notes
4.00%, 9/15/30	115,000	111,838
PennyMac Financial Services, Inc. 144A company guaranty sr.
unsec. notes 5.375%, 10/15/25	230,000	238,407
PennyMac Financial Services, Inc. 144A company guaranty sr.
unsec. notes 4.25%, 2/15/29	60,000	57,375
PHH Mortgage Corp. 144A company guaranty sr. notes
7.875%, 3/15/26	355,000	363,875
PNC Bank NA sr. unsec. FRN 2.028%, 12/9/22	1,295,000	1,309,279
PNC Financial Services Group, Inc. (The) sr. unsec. notes
3.30%, 3/8/22	273,000	279,980
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	254,000	250,968
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	106,000	108,160
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	285,000	284,305

Dynamic Asset Allocation Balanced Fund 51

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Financials cont.
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	$70,000	$74,463
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	288,000	306,720
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.80%,
4/29/22 (Canada)	39,000	40,060
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	615,000	701,463
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	635,000	700,476
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	241,000	263,788
Service Properties Trust company guaranty sr. unsec. unsub.
notes 7.50%, 9/15/25 R	80,000	90,882
Societe Generale SA 144A jr. unsec. sub. notes 5.375%,
11/18/50 (France)	690,000	710,821
Springleaf Finance Corp. company guaranty sr. unsec. notes
8.875%, 6/1/25	60,000	66,468
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	105,000	121,102
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
6.625%, 1/15/28	120,000	135,997
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	170,000	193,362
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 5.375%, 11/15/29	245,000	260,619
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	255,000	264,761
Sumitomo Mitsui Trust Bank, Ltd. 144A sr. unsec. notes 0.80%,
9/12/23 (Japan)	1,620,000	1,624,091
Svenska Handelsbanken AB 144A sr. unsec. notes 0.625%,
6/30/23 (Sweden)	290,000	290,999
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	385,000	440,274
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN,
1.90%, 12/1/22 (Canada)	2,160,000	2,215,711
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	1,016,000	1,112,979
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29	540,000	565,666
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 12/31/99	495,000	519,042
U.S. Bancorp sr. unsec. unsub. notes Ser. V, 2.625%, 1/24/22	610,000	620,545
U.S. Bancorp unsec. sub. notes unsec. sub. notes Ser. MTN,
2.95%, 7/15/22	460,000	474,858
UBS AG/London 144A sr. unsec. notes 1.75%, 4/21/22
(United Kingdom)	1,280,000	1,297,676
UBS Group AG 144A sr. unsec. notes 3.491%, 5/23/23 (Switzerland)	2,720,000	2,805,895
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	395,000	442,437
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 3.00%, 4/15/21 (Switzerland)	1,040,000	1,040,805
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	581,000	657,271
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	235,000	239,113

52 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Financials cont.
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	$364,000	$397,670
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, 1/26/51	310,000	313,069
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	550,000	553,804
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)	146,000	163,690
Westpac Banking Corp. unsec. sub. bonds 2.963%,
11/16/40 (Australia)	724,000	671,821
		117,264,196
Health care (1.4%)
AbbVie, Inc. sr. unsec. notes 3.20%, 11/21/29	3,715,000	3,949,319
AbbVie, Inc. sr. unsec. sub. notes 3.80%, 3/15/25 (acquired 5/12/20,
cost $687,099) ∆∆	640,000	699,913
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25	260,000	244,400
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	552,000	667,407
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	794,000	834,067
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27	265,000	294,150
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/30/29	215,000	239,994
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.00%, 1/15/28	105,000	113,983
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.25%, 2/15/29	170,000	180,413
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25	310,000	317,812
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.00%, 2/15/29	100,000	98,750
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24	239,000	244,497
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	315,000	322,700
Becton Dickinson and Co. sr. unsec. sub. bonds 1.957%, 2/11/31	1,050,000	995,317
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	975,000	1,019,013
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 2/20/23	1,626,000	1,707,137
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 8/15/22	1,070,000	1,113,192
Bristol-Myers Squibb Co. sr. unsec. notes 2.90%, 7/26/24	1,115,000	1,192,073
Bristol-Myers Squibb Co. sr. unsec. notes 2.25%, 8/15/21	830,000	836,152
Bristol-Myers Squibb Co. sr. unsec. notes 1.45%, 11/13/30	520,000	485,251
Bristol-Myers Squibb Co. sr. unsec. sub. notes 3.40%, 7/26/29	412,000	449,848
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	115,000	114,809
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	515,000	554,913
Centene Corp. 144A sr. unsec. notes 5.375%, 8/15/26	175,000	184,608
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	150,000	156,855
Charles River Laboratories International, Inc. 144A company
guaranty sr. unsec. notes 4.00%, 3/15/31	110,000	111,513
Charles River Laboratories International, Inc. 144A company
guaranty sr. unsec. notes 3.75%, 3/15/29	105,000	105,000
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26	115,000	124,350

Dynamic Asset Allocation Balanced Fund 53

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Health care cont.
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 6.00%, 1/15/29	$25,000	$26,438
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 5.625%, 3/15/27	90,000	94,050
CHS/Community Health Systems, Inc. 144A company guaranty sr.
unsec. sub. notes 6.875%, 4/1/28	165,000	150,186
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24	195,000	203,775
CHS/Community Health Systems, Inc. 144A jr. notes
6.875%, 4/15/29	230,000	240,408
CHS/Community Health Systems, Inc. 144A sr. notes
6.625%, 2/15/25	225,000	237,517
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.75%, 7/15/23	528,000	564,345
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	2,299,000	2,713,840
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	83,000	88,082
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	280,405	306,774
DH Europe Finance II Sarl company guaranty sr. unsec. bonds
3.40%, 11/15/49 (Luxembourg)	355,000	357,519
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.90%, 8/28/28	260,000	294,775
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty notes 9.50%, 7/31/27 (Ireland)	98,000	106,453
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 6/30/28 (Ireland)	150,000	121,500
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc. 144A company
guaranty sr. notes 6.125%, 4/1/29 (Luxembourg)	90,000	90,900
Global Medical Response, Inc. 144A sr. notes 6.50%, 10/1/25	120,000	124,200
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	432,000	478,444
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	188,000	232,529
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	245,000	276,238
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	115,000	116,328
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A
company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)	144,000	143,280
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	44,000	47,151
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	865,000	948,086
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	277,000	294,813
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	1,430,000	1,641,734
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 7.375%, 6/1/25	54,000	58,055
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29	115,000	115,575
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	670,000	729,281
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	1,210,000	1,416,395
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	320,000	343,424
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	252,000	265,545
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	190,000	185,450
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	140,000	142,345
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	55,000	58,073

54 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Health care cont.
Tenet Healthcare Corp. 144A company guaranty sr. notes
7.50%, 4/1/25	$60,000	$64,780
Tenet Healthcare Corp. 144A company guaranty sr. notes
5.125%, 11/1/27	475,000	496,708
Tenet Healthcare Corp. 144A company guaranty sr. notes
4.875%, 1/1/26	645,000	670,387
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	295,000	331,433
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	485,000	516,525
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	550,000	626,666
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	1,625,000	1,823,216
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.375%, 11/15/21	682,000	689,512
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.875%, 3/15/22	364,000	370,740
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	545,000	565,171
Viatris, Inc. 144A company guaranty sr. unsec. notes
2.30%, 6/22/27	723,000	727,003
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	730,000	811,288
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	491,000	472,694
		38,737,067
Technology (1.5%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	680,000	552,557
Alphabet, Inc. sr. unsec. notes 3.625%, 5/19/21	2,056,000	2,064,675
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	670,000	696,632
Analog Devices, Inc. sr. unsec. unsub. notes 3.90%, 12/15/25	603,000	667,743
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,680,000	1,994,558
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61	275,000	246,194
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	565,000	602,608
Apple, Inc. sr. unsec. notes 2.85%, 5/6/21	614,000	615,407
Apple, Inc. sr. unsec. notes 0.75%, 5/11/23	1,155,000	1,166,602
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	493,000	590,484
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	600,000	678,571
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	90,000	89,838
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	35,000	36,050
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	265,000	282,378
Black Knight InfoServ, LLC 144A company guaranty sr. unsec.
notes 3.625%, 9/1/28	190,000	186,696
Boxer Parent Co., Inc. 144A company guaranty sr. notes
7.125%, 10/2/25	65,000	69,713
Boxer Parent Co., Inc. 144A notes 9.125%, 3/1/26	195,000	207,574
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	1,550,000	1,644,804
Broadcom, Inc. company guaranty sr. unsec. bonds
4.15%, 11/15/30	1,285,000	1,388,447
Broadcom, Inc. 144A company guaranty sr. unsec. bonds
3.75%, 2/15/51	337,000	323,652
BY Crown Parent LLC/BY Bond Finance, Inc. 144A company
guaranty sr. notes 4.25%, 1/31/26	90,000	93,038
Cisco Systems, Inc./California sr. unsec. unsub. bonds
5.90%, 2/15/39	440,000	619,100

Dynamic Asset Allocation Balanced Fund 55

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Technology cont.
Cisco Systems, Inc./California sr. unsec. unsub. notes
2.50%, 9/20/26	$660,000	$705,553
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	100,000	105,597
CommScope, Inc. 144A company guaranty sr. unsec. notes
8.25%, 3/1/27	255,000	272,850
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes
3.00%, 2/15/29	110,000	107,547
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	328,000	388,138
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	75,000	77,203
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	178,000	270,197
Diebold Nixdorf, Inc. company guaranty sr. unsec. sub. notes
8.50%, 4/15/24	240,000	245,160
Diebold Nixdorf, Inc. 144A company guaranty sr. notes
9.375%, 7/15/25	105,000	116,944
Fidelity National Information Services, Inc. sr. unsec. bonds
2.25%, 3/1/31	195,000	190,995
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	455,000	490,457
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	1,115,000	1,255,710
Google, LLC sr. unsec. notes 3.375%, 2/25/24	720,000	780,629
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	850,000	867,639
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	360,000	386,100
Microchip Technology, Inc. 144A company guaranty sr. unsec.
notes 4.25%, 9/1/25	245,000	255,929
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	1,818,000	1,772,726
Microsoft Corp. sr. unsec. unsub. bonds 2.525%, 6/1/50	85,000	77,408
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	2,165,000	2,287,893
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	472,000	479,774
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	2,030,000	2,037,389
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	440,000	444,132
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	1,325,000	1,350,841
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	1,705,000	1,759,369
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	215,000	261,763
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	1,891,000	1,949,282
Oracle Corp. sr. unsec. unsub. notes 1.90%, 9/15/21	870,000	875,098
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	585,000	587,477
Plantronics, Inc. 144A company guaranty sr. unsec. notes
4.75%, 3/1/29	300,000	294,750
Qorvo, Inc. 144A company guaranty sr. unsec. bonds
3.375%, 4/1/31	185,000	181,280
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	305,000	305,000
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	1,945,000	2,171,219
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	720,000	650,289
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	125,000	129,138

56 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Technology cont.
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	$155,000	$164,300
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A
company guaranty sr. notes 5.75%, 6/1/25	95,000	100,344
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	680,000	694,875
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
4.00%, 3/1/29	170,000	167,450
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	120,000	122,563
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	230,000	232,836
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	130,000	143,319
ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A
company guaranty sr. unsec. notes 3.875%, 2/1/29	330,000	322,575
		40,897,059
Transportation (0.1%)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company
guaranty sr. notes 5.75%, 4/20/29	230,000	245,134
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company
guaranty sr. notes 5.50%, 4/20/26	230,000	239,775
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	480,000	528,078
Delta Air Lines Inc/SkyMiles IP, Ltd. 144A company guaranty sr.
notes 4.75%, 10/20/28	360,000	391,275
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	77,000	79,230
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	254,000	274,443
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	450,000	485,531
Watco Cos LLC/Watco Finance Corp. 144A sr. unsec. notes
6.50%, 6/15/27	630,000	664,020
		2,907,486
Utilities and power (0.8%)
AES Corp. (The) 144A sr. unsec. bonds 2.45%, 1/15/31	1,110,000	1,060,438
AES Corp. (The) 144A sr. unsec. notes 3.30%, 7/15/25	75,000	79,565
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	1,130,000	1,269,960
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	110,000	106,850
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	60,000	59,308
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	90,000	90,225
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	98,000	100,925
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	350,000	352,940
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	50,000	48,740
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	25,000	24,357
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	50,000	61,808
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	133,000	176,866
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	275,000	303,963
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	835,000	882,568

Dynamic Asset Allocation Balanced Fund 57

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Utilities and power cont.
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	$980,000	$1,043,390
Duke Energy Indiana LLC sr. bonds 6.45%, 4/1/39	210,000	296,963
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	860,000	934,634
Duke Energy Progress, LLC sr. notes 3.375%, 9/1/23	370,000	393,680
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%,
6/10/44 (Canada)	815,000	879,601
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	686,000	763,646
Enterprise Products Operating, LLC company guaranty sr. unsec.
notes 2.80%, 1/31/30	417,000	430,386
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	1,680,000	1,776,340
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	146,000	157,691
IPALCO Enterprises, Inc. 144A sr. bonds 4.25%, 5/1/30	475,000	517,104
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	98,000	114,070
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	300,000	313,945
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	107,000	150,154
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	175,000	182,000
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	50,000	52,000
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	732,000	794,814
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	679,000	726,088
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	100,000	107,000
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	450,000	460,720
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	175,000	225,178
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	760,000	814,097
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub.
notes 2.95%, 3/1/26	220,000	226,530
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	115,000	112,563
Pacific Gas and Electric Co. sr. notes 3.30%, 3/15/27	265,000	276,190
Pacific Gas and Electric Co. sr. notes 1.367%, 3/10/23	2,180,000	2,180,614
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	370,000	382,511
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	20,000	21,046
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	160,000	211,525
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/21 F	64,000	51
Vistra Operations Co., LLC 144A company guaranty sr. notes
4.30%, 7/15/29	566,000	597,804
Vistra Operations Co., LLC 144A company guaranty sr. notes
3.55%, 7/15/24	601,000	628,856
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.625%, 2/15/27	135,000	140,316

58 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.5%)* cont.	amount	Value
Utilities and power cont.
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.50%, 9/1/26	$295,000	$305,694
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub.
notes 5.00%, 7/31/27	155,000	159,852
		20,995,566
Total corporate bonds and notes (cost $398,311,933)		$418,057,240

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (14.0%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.6%)
Government National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 12/20/48 to 4/20/49	$1,479,421	$1,657,909
5.00%, 5/20/49	47,099	52,908
4.70%, with due dates from 5/20/67 to 8/20/67	190,697	217,343
4.603%, 6/20/67	78,595	88,802
4.50%, with due dates from 5/15/47 to 5/20/49	651,376	735,021
4.497%, 3/20/67	95,173	107,950
4.00%, TBA, 4/1/51	1,000,000	1,067,501
3.00%, TBA, 4/1/51	7,000,000	7,286,016
3.00%, with due dates from 7/20/50 to 10/20/50	55,909,946	58,228,343
		69,441,793
U.S. Government Agency Mortgage Obligations (11.4%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 9/1/45	251,579	277,698
3.00%, with due dates from 2/1/47 to 1/1/48	18,158,309	18,992,235
Federal National Mortgage Association Pass-Through Certificates
4.50%, 5/1/49	13,880	15,275
4.00%, 1/1/57	1,182,075	1,318,838
4.00%, with due dates from 6/1/48 to 4/1/49	18,642,054	20,006,209
3.50%, 6/1/56	1,849,393	2,040,106
3.00%, with due dates from 4/1/46 to 11/1/48	21,791,156	22,909,790
2.50%, with due dates from 7/1/50 to 12/1/50	33,116,134	33,979,303
Uniform Mortgage-Backed Securities
6.00%, TBA, 4/1/51	11,000,000	12,400,794
4.50%, TBA, 4/1/51	1,000,000	1,088,828
4.00%, TBA, 5/1/51	3,000,000	3,222,891
4.00%, TBA, 4/1/51	6,000,000	6,438,750
3.50%, TBA, 5/1/51	26,000,000	27,488,906
3.50%, TBA, 4/1/51	32,000,000	33,797,501
3.00%, TBA, 5/1/51	5,000,000	5,207,617
2.50%, TBA, 5/1/51	30,000,000	30,697,266
2.50%, TBA, 4/1/51	49,000,000	50,244,139
2.50%, TBA, 4/1/36	34,000,000	35,375,973
2.00%, TBA, 4/1/51	2,000,000	1,993,906
		307,496,025
Total U.S. government and agency mortgage obligations (cost $375,498,798)		$376,937,818

Dynamic Asset Allocation Balanced Fund 59

	Principal
U.S. TREASURY OBLIGATIONS (0.1%)*	amount	Value
U.S. Treasury Notes
2.75%, 8/31/23 [i]	$238,000	$253,037
1.875%, 6/30/26 [i]	306,000	321,233
1.125%, 2/28/25 [i]	140,000	142,716
0.375%, 12/31/25 [i]	396,000	387,074
0.125%, 8/31/22 [i]	489,000	489,049
0.125%, 6/30/22 [i]	152,000	152,074
Total U.S. treasury obligations (cost $1,745,183)		$1,745,183

	Principal
MORTGAGE-BACKED SECURITIES (3.4%)*	amount	Value
Agency collateralized mortgage obligations (0.1%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR)
+ 25.79%), 25.367%, 4/15/37	$55,292	$102,291
REMICs IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR)
+ 23.80%), 23.408%, 11/15/35	33,843	60,240
REMICs IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR)
+ 22.28%), 21.925%, 12/15/36	34,767	56,670
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR)
+ 16.95%), 16.675%, 6/15/34	37,267	45,466
REMICs IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.95%), 6.844%, 3/15/41	1,018,920	209,072
REMICs Ser. 3391, PO, zero %, 4/15/37	4,081	3,816
REMICs Ser. 3206, Class EO, PO, zero %, 8/15/36	1,843	1,751
REMICs Ser. 3326, Class WF, zero %, 10/15/35	3,019	2,661
REMICs FRB Ser. 3117, Class AF, (1 Month US LIBOR + 0.00%),
zero %, 2/15/36	6,241	5,617
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR)
+ 39.90%), 39.248%, 7/25/36	17,945	34,454
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR)
+ 24.20%), 23.802%, 6/25/37	42,253	74,365
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 19.924%, 8/25/35	19,016	25,816
REMICs IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR)
+ 20.12%), 19.787%, 12/25/35	25,570	37,077
REMICs IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR)
+ 17.39%), 17.112%, 11/25/34	7,154	8,585
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	13,712	12,752
REMICs Ser. 06-125, Class OX, PO, zero %, 1/25/37	1,101	990
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	1,709	1,572
REMICs Ser. 06-46, Class OC, PO, zero %, 6/25/36	3,058	2,874
Government National Mortgage Association
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.939%, 6/20/49	80,402	10,324
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.939%, 6/20/43	1,111,703	230,471
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	1,205,421	234,688
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	254,184	51,711
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	33,209	3,510

60 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.4%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	$52,427	$8,063
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	2,445,664	211,917
Ser. 13-14, IO, 3.50%, 12/20/42	547,385	53,244
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	427,456	17,874
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	605,893	17,450
Ser. 16-H16, Class EI, IO, 2.488%, 6/20/66 W	3,086,629	258,660
Ser. 15-H25, Class BI, IO, 1.933%, 10/20/65 W	4,184,412	338,100
Ser. 15-H26, Class EI, IO, 1.712%, 10/20/65 W	2,400,514	176,918
Ser. 06-36, Class OD, PO, zero %, 7/16/36	1,462	1,316
		2,300,315
Commercial mortgage-backed securities (1.9%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.425%, 1/15/49 W	135,014	1
BANK FRB Ser. 17-BNK8, Class B, 3.927%, 11/15/50 W	501,000	555,058
Barclays Commercial Mortgage Trust
Ser. 19-C3, Class B, 4.096%, 5/15/52	352,000	371,148
Ser. 19-C5, Class AS, 3.366%, 11/15/52 W	874,000	924,968
Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 06-PW14, Class X1, IO, 0.467%, 12/11/38 W	114,870	1,183
Benchmark Mortgage Trust
Ser. 18-B8, Class AS, 4.532%, 1/15/52 W	415,000	473,075
Ser. 19-B13, Class AM, 3.183%, 8/15/57	381,000	400,283
CD Commercial Mortgage Trust
FRB Ser. 17-CD6, Class AM, 3.709%, 11/13/50 W	380,000	412,631
Ser. 17-CD3, Class A4, 3.631%, 2/10/50	394,000	432,538
CFCRE Commercial Mortgage Trust FRB Ser. 17-C8, Class B,
4.199%, 6/15/50 W	344,000	371,127
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D,
5.758%, 12/15/47 W	254,000	259,715
Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class AS,
4.026%, 5/10/47	618,000	667,389
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.093%, 3/10/47 W	271,000	285,881
FRB Ser. 12-GC8, Class XA, IO, 1.74%, 9/10/45 W	5,621,677	92,437
FRB Ser. 06-C5, Class XC, IO, 0.483%, 10/15/49 W	4,141,361	41
COMM Mortgage Trust
FRB Ser. 13-CR13, Class C, 4.885%, 11/10/46 W	765,000	833,850
FRB Ser. 14-CR18, Class C, 4.737%, 7/15/47 W	346,000	354,584
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	411,000	444,521
FRB Ser. 14-UBS6, Class C, 4.446%, 12/10/47 W	500,000	525,689
FRB Ser. 15-CR24, Class B, 4.38%, 8/10/48 W	533,000	583,568
Ser. 14-CR19, Class AM, 4.08%, 8/10/47	782,000	848,090
Ser. 13-LC6, Class AM, 3.282%, 1/10/46	942,000	977,818
FRB Ser. 14-CR18, Class XA, IO, 0.999%, 7/15/47 W	2,152,143	60,712
FRB Ser. 14-CR19, Class XA, IO, 0.971%, 8/10/47 W	5,715,714	147,801
FRB Ser. 13-CR11, Class XA, IO, 0.919%, 8/10/50 W	5,731,861	111,255
FRB Ser. 14-UBS6, Class XA, IO, 0.887%, 12/10/47 W	6,138,313	151,831
FRB Ser. 14-LC17, Class XA, IO, 0.722%, 10/10/47 W	5,371,149	108,664

Dynamic Asset Allocation Balanced Fund 61

	Principal
MORTGAGE-BACKED SECURITIES (3.4%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust 144A FRB Ser. 10-C1, Class D,
5.759%, 7/10/46 W	$932,000	$941,481
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C2,
Class AX, IO, zero %, 1/15/49 W	3,080,201	31
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.276%, 5/15/38 W	14,509	111
CSAIL Commercial Mortgage Trust
Ser. 19-C15, Class B, 4.476%, 3/15/52	376,000	413,509
FRB Ser. 15-C1, Class C, 4.264%, 4/15/50 W	1,318,000	1,329,651
Ser. 15-C1, Class AS, 3.791%, 4/15/50 W	1,138,000	1,221,687
FRB Ser. 20-C19, Class XA, IO, 1.12%, 3/15/53 W	10,621,397	860,089
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.764%, 4/15/50 W	501,000	356,794
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.393%, 12/15/49 W	1,264,000	1,083,366
DBUBS Mortgage Trust 144A
FRB Ser. 11-LC3A, Class D, 5.351%, 8/10/44 W	2,098,000	2,037,815
Ser. 11-LC2A, Class B, 4.998%, 7/10/44 W	483,000	483,701
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through Certificates FRB Ser. K105,
Class X1, IO, 1.523%, 1/25/30 W	4,428,047	512,653
Multifamily Structured Pass-Through Certificates FRB Ser. K121,
Class X1, IO, 1.029%, 10/25/30 W	4,922,668	403,167
Multifamily Structured Pass-Through Certificates FRB Ser. KW01,
Class X1, IO, 0.978%, 1/25/26 W	9,229,706	358,810
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO,
1.486%, 2/10/46 W	3,810,156	85,552
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 4.989%, 1/10/47 W	560,000	464,800
FRB Ser. 14-GC22, Class C, 4.692%, 6/10/47 W	931,000	976,215
Ser. 15-GC32, Class AS, 4.018%, 7/10/48 W	535,000	584,220
Ser. 17-GS7, Class AS, 3.663%, 8/10/50	542,000	582,867
Ser. 19-GC40, Class AS, 3.412%, 7/10/52	374,000	398,368
Ser. 19-GC42, Class AS, 3.212%, 9/1/52	537,000	564,172
Ser. 16-GS3, Class A4, 2.85%, 10/10/49	646,000	692,318
FRB Ser. 13-GC12, Class XA, IO, 1.405%, 6/10/46 W	2,232,798	51,966
FRB Ser. 14-GC22, Class XA, IO, 0.979%, 6/10/47 W	4,942,314	97,807
FRB Ser. 14-GC24, Class XA, IO, 0.732%, 9/10/47 W	9,339,583	189,594
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 5.985%, 8/10/43 W	741,000	370,931
FRB Ser. 11-GC3, Class C, 5.397%, 3/10/44 W	1,027,583	1,026,350
FRB Ser. 11-GC3, Class D, 5.397%, 3/10/44 W	748,000	747,289
Ser. 12-GC6, Class AS, 4.948%, 1/12/45	381,000	388,886
FRB Ser. 13-GC14, Class B, 4.743%, 8/10/46 W	420,000	449,646
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.554%, 9/15/47 W	370,000	345,968
FRB Ser. 13-C12, Class B, 4.105%, 7/15/45 W	435,000	450,820
FRB Ser. 13-C12, Class C, 4.105%, 7/15/45 W	801,000	827,160
Ser. 16-C1, Class AS, 3.97%, 3/15/49	423,000	455,603
FRB Ser. 15-C33, Class XA, IO, 0.907%, 12/15/48 W	4,450,343	163,390

62 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.4%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C25, Class XA, IO, 0.844%, 11/15/47 W	$6,744,567	$173,747
FRB Ser. 14-C19, Class XA, IO, 0.737%, 4/15/47 W	5,608,934	95,055
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 13-C16, Class AS, 4.517%, 12/15/46	442,000	476,853
Ser. 12-C6, Class AS, 4.117%, 5/15/45	811,000	833,600
Ser. 13-C10, Class AS, 3.372%, 12/15/47	380,000	390,427
Ser. 13-LC11, Class AS, 3.216%, 4/15/46	731,000	760,617
FRB Ser. 07-LDPX, Class X, IO, 0.41%, 1/15/49 W	83,834	1
FRB Ser. 06-LDP8, Class X, IO, 0.285%, 5/15/45 W	1,662,770	17
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C2, Class C2, 5.722%, 11/15/43 W	422,000	407,230
FRB Ser. 12-C6, Class E, 5.142%, 5/15/45 W	1,175,000	575,750
FRB Ser. 12-C8, Class D, 4.671%, 10/15/45 W	755,000	659,024
LB-UBS Commercial Mortgage Trust
FRB Ser. 08-C1, Class AM, 6.273%, 4/15/41 W	37,463	37,731
FRB Ser. 07-C2, Class XW, IO, 0.093%, 2/15/40 W	58,117	6
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.173%, 4/20/48 W	1,222,000	1,255,972
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 07-C5, Class X, IO, 5.704%, 12/15/49 W	18,514	—
FRB Ser. 06-C4, Class X, IO, 4.863%, 7/15/45 W	15,274	—
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.051%, 2/15/47 W	492,000	528,578
FRB Ser. 14-C17, Class C, 4.474%, 8/15/47 W	1,106,000	1,105,110
FRB Ser. 15-C24, Class B, 4.344%, 5/15/48 W	375,000	398,786
FRB Ser. 14-C17, Class XA, IO, 1.067%, 8/15/47 W	3,495,654	92,345
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C6, Class D, 4.606%, 11/15/45 W	491,000	485,292
FRB Ser. 13-C9, Class D, 4.115%, 5/15/46 W	441,000	401,310
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	54,633	14,916
FRB Ser. 16-BNK2, Class C, 3.901%, 11/15/49 W	441,000	447,615
Morgan Stanley Capital I Trust 144A
FRB Ser. 11-C3, Class B, 5.261%, 7/15/49 W	712,000	716,584
FRB Ser. 11-C3, Class D, 5.261%, 7/15/49 W	324,000	309,858
Multifamily Connecticut Avenue Securities Trust 144A FRB
Ser. 19-01, Class M7, 1.809%, 10/15/49	626,754	623,626
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%,
12/28/38 (In default) †	417,718	4
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class C,
5.57%, 5/10/45 W	505,000	512,776
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4,
Class XA, IO, 1.60%, 12/10/45 W	4,402,618	81,915
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO,
0.001%, 11/15/48 W	1,390,499	42
Wells Fargo Commercial Mortgage Trust
Ser. 18-C46, Class B, 4.633%, 8/15/51	367,000	417,206
FRB Ser. 13-LC12, Class C, 4.274%, 7/15/46 W	501,000	443,018

Dynamic Asset Allocation Balanced Fund 63

	Principal
MORTGAGE-BACKED SECURITIES (3.4%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Wells Fargo Commercial Mortgage Trust
Ser. 19-C49, Class AS, 4.244%, 3/15/52	$555,000	$621,505
Ser. 17-C39, Class A5, 3.418%, 9/15/50	609,000	663,197
FRB Ser. 14-LC16, Class XA, IO, 1.088%, 8/15/50 W	10,527,645	293,615
FRB Ser. 16-LC25, Class XA, IO, 0.965%, 12/15/59 W	9,425,259	336,711
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.274%, 7/15/46 W	521,000	260,431
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C16, Class AS, 4.668%, 9/15/46 W	491,000	531,280
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	1,270,000	1,363,320
FRB Ser. 13-C11, Class C, 4.20%, 3/15/45 W	505,000	523,096
Ser. 13-C12, Class AS, 3.56%, 3/15/48	1,192,000	1,244,495
Ser. 13-C11, Class AS, 3.311%, 3/15/45	455,000	471,267
FRB Ser. 14-C22, Class XA, IO, 0.805%, 9/15/57 W	24,623,087	532,031
FRB Ser. 13-C14, Class XA, IO, 0.717%, 6/15/46 W	12,644,060	143,619
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.849%, 3/15/44 W	1,022,000	523,775
Ser. 11-C4, Class E, 5.226%, 6/15/44 W	138,000	95,847
FRB Ser. 12-C9, Class D, 4.811%, 11/15/45 W	546,000	464,604
FRB Ser. 13-C15, Class D, 4.465%, 8/15/46 W	599,000	272,751
FRB Ser. 12-C9, Class XA, IO, 1.874%, 11/15/45 W	4,526,521	94,325
FRB Ser. 12-C10, Class XA, IO, 1.52%, 12/15/45 W	4,477,419	83,083
		51,076,608
Residential mortgage-backed securities (non-agency) (1.4%)
American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1C, (1 Month US LIBOR + 0.19%), 0.299%, 5/25/47	1,419,933	816,430
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.208%, 1/25/49 W	230,196	235,852
Ser. 18-1, Class A3, 4.206%, 4/25/48 W	370,966	372,979
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	380,856	387,833
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (1 Month
US LIBOR + 0.68%), 0.786%, 4/20/35	256,283	253,041
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR
+ 0.60%), 0.709%, 9/25/45	164,867	157,369
Bellemeade Re, Ltd. 144A
FRB Ser. 19-4A, Class M1C, (1 Month US LIBOR + 2.50%), 2.609%,
10/25/29 (Bermuda)	502,000	500,772
FRB Ser. 20-2A, Class M1A, (1 Month US LIBOR + 2.30%), 2.409%,
8/26/30 (Bermuda)	132,657	133,310
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
2.804%, 5/25/35 W	316,959	329,353
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A1,
1.853%, 3/25/65 W	238,220	239,887
Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 1A1, 1.52%, 8/25/35 W	123,571	105,086
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
1.199%, 6/25/46	690,993	624,460
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.66%),
0.771%, 11/20/35	270,347	248,299

64 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.4%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 06-24CB, Class A19, (1 Month US LIBOR + 0.50%),
0.609%, 8/25/36	$468,575	$238,852
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.38%),
0.489%, 8/25/46	1,062,726	941,469
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%),
0.291%, 2/20/47	610,341	477,239
Deephaven Residential Mortgage Trust 144A Ser. 20-2, Class A1,
1.692%, 5/25/65	264,030	265,350
Eagle Re, Ltd. 144A
FRB Ser. 18-1, Class M2, (1 Month US LIBOR + 3.00%),
3.109%, 11/25/28	190,000	190,440
FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.70%), 1.809%,
11/25/28 (Bermuda)	357,894	357,896
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3,
(1 Month US LIBOR + 6.35%), 6.459%, 9/25/28	383,749	408,880
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3,
(1 Month US LIBOR + 5.55%), 5.659%, 7/25/28	928,628	974,737
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 5.259%, 11/25/28	681,205	710,094
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3,
(1 Month US LIBOR + 5.00%), 5.109%, 12/25/28	197,638	207,654
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class M3,
(1 Month US LIBOR + 4.80%), 4.909%, 5/25/28	349,883	362,713
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 4.859%, 10/25/24	202,340	204,735
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3,
(1 Month US LIBOR + 4.70%), 4.809%, 4/25/28	784,591	812,547
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 4.759%, 10/25/28	3,057,422	3,192,578
Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class M3,
(1 Month US LIBOR + 4.15%), 4.259%, 1/25/25	22,747	22,802
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M3,
(1 Month US LIBOR + 3.90%), 4.009%, 12/25/27	142,656	144,901
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
(1 Month US LIBOR + 3.85%), 3.959%, 3/25/29	820,000	848,828
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M3,
(1 Month US LIBOR + 3.75%), 3.859%, 9/25/24	282,820	290,662
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2,
(1 Month US LIBOR + 3.45%), 3.559%, 10/25/29	413,000	427,604
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class M2,
(1 Month US LIBOR + 3.25%), 3.359%, 7/25/29	304,580	312,602
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M1,
(1 Month US LIBOR + 1.20%), 1.309%, 10/25/29	187,076	187,312
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 2.759%, 1/25/49	166,698	167,640
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 2.568%, 3/25/49	16,721	16,742

Dynamic Asset Allocation Balanced Fund 65

	Principal
MORTGAGE-BACKED SECURITIES (3.4%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 2.459%, 2/25/49	$159,986	$160,178
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 2.409%, 10/25/48	105,900	105,799
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1,
Class M2, (1 Month US LIBOR + 1.90%), 2.009%, 1/25/50	370,971	370,267
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA4,
Class M1, (1 Month US LIBOR + 1.30%), 1.409%, 9/25/50	63,469	63,469
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5,
Class M1, (US 30 Day Average SOFR + 1.30%), 1.317%, 10/25/50	25,218	25,218
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
(1 Month US LIBOR + 6.95%), 7.059%, 8/25/28	578,416	616,381
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 6.859%, 8/25/28	1,330,565	1,411,238
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 6.109%, 9/25/28	1,333,645	1,403,387
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 6.009%, 10/25/28	545,316	576,692
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 5.809%, 4/25/28	1,072,405	1,137,532
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 5.659%, 4/25/28	1,035,542	1,091,024
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.109%, 7/25/25	227,321	230,042
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.109%, 11/25/24	65,619	66,991
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 5.009%, 11/25/24	251,590	258,659
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2,
(1 Month US LIBOR + 4.45%), 4.559%, 1/25/29	795,701	829,462
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2,
(1 Month US LIBOR + 4.35%), 4.459%, 5/25/29	110,298	114,699
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 4.409%, 2/25/25	144,111	146,238
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 4.359%, 4/25/29	346,257	359,771
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 4.359%, 1/25/29	1,611,769	1,676,408
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 4.109%, 5/25/25	62,971	63,660
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 4.109%, 5/25/25	195,985	197,928
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2,
(1 Month US LIBOR + 3.55%), 3.659%, 7/25/29	657,917	677,088
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 3.009%, 7/25/24	241,785	244,354
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
(1 Month US LIBOR + 2.60%), 2.709%, 5/25/24	206,439	202,809
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 1.359%, 7/25/29	310,000	310,048

66 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.4%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2,
(1 Month US LIBOR + 2.15%), 2.259%, 11/25/39	$137,244	$135,085
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2,
(1 Month US LIBOR + 2.05%), 2.159%, 1/25/40	920,000	918,025
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 1.709%, 10/25/28 (Bermuda)	160,397	160,324
Legacy Mortgage Asset Trust 144A
Ser. 20-GS5, Class A1, 3.25%, 6/25/60	407,709	415,048
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	603,086	609,720
FRB Ser. 20-GS1, Class A1, 2.882%, 10/25/59	561,819	567,437
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month
US LIBOR + 0.80%), 0.909%, 2/25/34	617,947	617,952
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
2.787%, 2/25/35 W	131,480	135,355
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
(1 Month US LIBOR + 0.83%), 0.934%, 8/25/34	95,883	94,988
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.943%, 8/26/47 W	160,000	153,837
New Residential Mortgage Loan Trust 144A FRB Ser. 18-4A,
Class A1M, (1 Month US LIBOR + 0.90%), 1.009%, 1/25/48	445,932	449,698
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M1, (1 Month
US LIBOR + 1.55%), 1.659%, 7/25/28 (Bermuda)	42,343	42,326
OSW Structured Asset Trust 144A FRB Ser. 20-RPL1, Class A1,
3.199%, 12/26/59	384,577	387,435
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
1.159%, 10/25/34	540,000	535,582
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A2,
2.508%, 5/25/60 W	886,000	886,621
Structured Asset Investment Loan Trust FRB Ser. 04-10, Class A10,
(1 Month US LIBOR + 0.90%), 1.009%, 11/25/34	45,880	45,893
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 0.959%, 5/25/47	585,966	489,055
Towd Point Mortgage Trust 144A
Ser. 16-5, Class M2, 3.375%, 10/25/56 W	282,000	300,110
Ser. 14-1, Class A2, 3.25%, 10/25/53 W	440,716	443,381
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 07-HY2, Class 1A1, 3.205%, 12/25/36 W	384,554	369,921
FRB Ser. 05-AR12, Class 1A8, 2.906%, 10/25/35 W	619,963	611,065
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
1.078%, 7/25/45	232,736	219,609
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.80%),
0.909%, 8/25/45	214,728	213,398
		37,310,155
Total mortgage-backed securities (cost $94,661,146)		$90,687,078

Dynamic Asset Allocation Balanced Fund 67

	Principal
COMMODITY LINKED NOTES (1.4%)*†††	amount	Value
Goldman Sachs International 144A notes zero %, 2022 (Indexed to the
S&P GSCI Light Energy Excess Return Index multiplied by 3)	$30,980,000	$36,383,829
Total commodity Linked Notes (cost $30,980,000)		$36,383,829

	Principal
ASSET-BACKED SECURITIES (0.6%)*	amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE,
(BBA LIBOR USD 3 Month + 2.90%), 3.088%, 7/25/24	$826,000	$826,000
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR + 0.90%),
1.009%, 10/25/53	389,000	389,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%),
0.909%, 11/25/53	234,000	234,000
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
0.909%, 6/25/52	1,644,000	1,642,973
MRA Issuance Trust 144A
FRB Ser. 20-2, Class A2, (1 Month US LIBOR + 1.45%),
1.95%, 7/21/21	783,000	783,122
FRB Ser. 20-11, Class A1X, (1 Month US LIBOR + 1.75%),
1.90%, 4/23/21	891,000	891,139
FRB Ser. 21-5, Class A1X, (1 Month US LIBOR + 1.75%),
1.856%, 7/26/21	891,000	891,139
FRB Ser. 21-EBO1, Class A1X, (1 Month US LIBOR + 1.75%),
1.459%, 10/8/21	782,000	782,000
FRB Ser. 20-12, Class A1X, (1 Month US LIBOR + 1.35%),
1.456%, 7/15/21	769,000	769,120
FRB Ser. 21-8, Class A1X, (1 Month US LIBOR + 1.15%),
1.254%, 10/15/21	777,000	777,000
Provident Funding Mortgage Warehouse Securitization Trust 144A
FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.70%), 0.808%, 2/25/55	421,000	421,000
Station Place Securitization Trust 144A
FRB Ser. 20-6, Class A, (1 Month US LIBOR + 1.75%),
1.857%, 9/7/21	982,000	982,000
FRB Ser. 20-13, Class A, (1 Month US LIBOR + 1.50%),
1.607%, 10/10/21	909,000	909,000
FRB Ser. 20-15, Class A, (1 Month US LIBOR + 1.37%),
1.477%, 12/10/21	902,000	902,000
FRB Ser. 20-WL1, Class A, (1 Month US LIBOR + 1.15%),
1.259%, 6/25/51	936,000	936,000
FRB Ser. 21-6, Class A, (1 Month US LIBOR + 0.80%),
0.91%, 4/25/22	999,000	999,000
FRB Ser. 21-WL1, Class A, (1 Month US LIBOR + 0.65%),
0.759%, 1/26/54	623,000	623,000
Toorak Mortgage Corp., Ltd. 144A Ser. 19-1, Class A1,
4.535%, 3/25/22 W	910,000	937,300
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 0.709%, 1/25/46	852,069	847,732
Total asset-backed securities (cost $15,516,641)		$15,542,525

68 Dynamic Asset Allocation Balanced Fund

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.6%)*	amount	Value
Chile (Republic of) sr. unsec. bonds 2.45%, 1/31/31 (Chile)	$840,000	$842,117
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)	517,000	550,936
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%,
2/15/48 (Dominican Republic)	450,000	475,425
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.00%,
7/19/28 (Dominican Republic)	278,000	313,167
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%,
1/25/27 (Dominican Republic)	500,000	557,500
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)	2,270,000	2,567,960
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)	990,000	1,108,825
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)	1,300,000	1,329,250
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%,
7/23/24 (Ivory Coast)	550,000	587,125
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS,
4.875%, 10/14/44 (Kazakhstan)	880,000	1,051,530
Kazakhstan (Republic of) sr. unsec. unsub. notes Ser. REGS,
5.125%, 7/21/25 (Kazakhstan)	520,000	604,480
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	1,834,000	2,109,118
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%,
3/27/27 (Paraguay)	750,000	836,258
Senegal (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.75%,
3/13/48 (Senegal)	200,000	190,000
Senegal (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.25%,
7/30/24 (Senegal)	200,000	215,000
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)	1,065,000	1,059,675
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)	287,000	296,331
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)	229,000	215,796
Uruguay (Oriental Republic of) sr. unsec. bonds 5.10%,
6/18/50 (Uruguay)	300,000	370,602
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †	731,000	73,100
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25
(Venezuela) (In default) †	1,000	100
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †	1,184,000	118,400
Total foreign government and agency bonds and notes (cost $15,076,456)		$15,472,695

	Principal
SENIOR LOANS (0.2%)*c	amount	Value
Aadvantage Loyalty LP, Ltd. bank term loan FRN (1 Month US LIBOR
+ 4.75%), 5.50%, 3/10/28 (Cayman Islands)	$105,000	$107,306
Alpha 3 BV bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.50%), 3.00%, 3/5/28	130,000	129,513
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.00%), 5.56%, 4/22/26	120,000	103,543
AppleCaramel Buyer, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.50%, 10/19/27	194,513	193,999

Dynamic Asset Allocation Balanced Fund 69

	Principal
SENIOR LOANS (0.2%)*c cont.	amount	Value
Arches Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.25%), 3.75%, 12/6/27	$334,163	$331,656
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 5.25%, 6/21/24	409,063	402,096
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 3.443%, 4/3/24	152,232	148,671
Clarios Global LP bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.25%), 3.359%, 4/30/26	193,444	192,315
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (BBA LIBOR USD
3 Month + 3.75%), 4.25%, 12/27/27	390,000	387,136
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 2.50%), 3.25%, 5/5/24	94,160	94,018
Diamond BC BV bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.00%), 3.109%, 9/6/24	144,626	143,768
Epicor Software Corp. bank term loan FRN (1 Month US LIBOR
+ 7.75%), 8.75%, 7/30/28	120,000	123,800
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.25%), 4.00%, 7/30/27	199,000	198,316
Global Medical Response, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.75%), 5.75%, 10/2/25	498,750	496,880
Greeneden US Holdings II, LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 4.00%), 4.75%, 10/8/27	190,000	189,858
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.75%, 5/1/26	168,725	166,300
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.25%), 4.25%, 12/15/27	84,788	84,515
Klockner-Pentaplast of America, Inc. bank term loan FRN
(BBA LIBOR USD 3 Month + 4.75%), 5.25%, 2/9/26	85,000	84,628
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 3.62%, 11/6/24	494,087	493,717
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 3.359%, 6/30/25	202,992	202,548
Quorum Health Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.25%), 9.25%, 4/29/25	313,936	318,645
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.00%, 2/28/26	170,000	145,775
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 4.50%, 2/28/25	115,337	107,984
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 8.50%), 8.69%, 6/26/26	150,000	150,063
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.19%, 6/26/25	397,943	396,450
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.267%, 3/28/25	333,952	326,925
Vertiv Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 2.869%, 3/2/27	688,063	682,688
Zayo Group Holdings, Inc. bank term loan FRN (1 Month US LIBOR
+ 3.00%), 3.109%, 3/9/27	115,803	114,769
Total senior loans (cost $6,501,963)		$6,517,882

70 Dynamic Asset Allocation Balanced Fund

	Principal
COLLATERALIZED LOAN OBLIGATIONS (0.2%)*	amount	Value
Bain Capital Credit CLO, Ltd. 144A FRB Ser. 19-3A, Class A,
(BBA LIBOR USD 3 Month + 1.34%), 1.564%, 10/21/32
(Cayman Islands)	$293,000	$293,743
CBAM, Ltd. 144A FRB Ser. 19-9A, Class A, (BBA LIBOR USD 3 Month
+ 1.28%), 1.521%, 2/12/30 (Cayman Islands)	250,000	250,010
Madison Park Funding, Ltd. 144A FRB Ser. 18-30A, Class A,
(BBA LIBOR USD 3 Month + 0.75%), 0.991%, 4/15/29
(Cayman Islands)	530,000	528,502
Magnetite VII, Ltd. 144A FRB Ser. 18-7A, Class A1R2, (BBA LIBOR
USD 3 Month + 0.80%), 1.041%, 1/15/28 (Cayman Islands)	250,000	250,034
Mountain View CLO, LLC 144A FRB Ser. 17-2A, Class A, (BBA LIBOR
USD 3 Month + 1.21%), 1.433%, 1/16/31 (Cayman Islands)	290,000	290,025
MP CLO III, Ltd. 144A FRB Ser. 13-1A, Class AR, (BBA LIBOR USD
3 Month + 1.25%), 1.474%, 10/20/30 (Cayman Islands)	736,000	736,055
OZLM XI, Ltd. 144A FRB Ser. 17-11A, Class A1R, (BBA LIBOR USD
3 Month + 1.25%), 1.455%, 10/30/30 (Cayman Islands)	494,593	493,218
Palmer Square CLO, Ltd. 144A FRB Ser. 18-2A, Class A1A,
(BBA LIBOR USD 3 Month + 1.10%), 1.323%, 7/16/31
(Cayman Islands)	348,000	348,117
RR, Ltd. 144A FRB Ser. 20-12A, Class AAR2, (BBA LIBOR USD
3 Month + 1.36%), 1.611%, 1/15/36 (Cayman Islands)	561,000	564,240
Signal Peak CLO 4, Ltd. 144A FRB Ser. 17-4A, Class A, (BBA LIBOR
USD 3 Month + 1.21%), 1.425%, 10/26/29 (Cayman Islands)	750,000	750,221
THL Credit Wind River CLO, Ltd. 144A FRB Ser. 18-2A, Class AR,
(BBA LIBOR USD 3 Month + 1.14%), 1.381%, 1/15/31
(Cayman Islands)	250,000	250,000
Voya CLO, Ltd. 144A FRB Ser. 13-2A, Class A1R, (BBA LIBOR USD
3 Month + 0.97%), 1.188%, 4/25/31 (Cayman Islands)	836,000	834,549
Total collateralized loan obligations (cost $5,594,954)		$5,588,714

PREFERRED STOCKS (0.1%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	5,340	$136,063
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	2,634	2,962,328
Total preferred stocks (cost $2,869,328)		$3,098,391

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value
Danaher Corp. 5.00% cv. pfd. S	1,638	$2,142,373
Total convertible preferred stocks (cost $1,668,686)		$2,142,373

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Citibank, N.A.
S&P 500 Index (Call)	Jan-22/$4,350.00	$21,811,166	$5,490	$400,673
Total purchased options outstanding (cost $465,552)				$400,673

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$125,000	$120,163
Nabors Industries, Inc. company guaranty cv. sr. unsec. notes
0.75%, 1/15/24	205,000	151,700
Total convertible bonds and notes (cost $246,777)		$271,863

Dynamic Asset Allocation Balanced Fund 71

	Expiration	Strike
WARRANTS (—%)*†	date	price	Warrants	Value
Occidental Petroleum Corp.	8/3/27	$22.00	1,342	$15,983
Total warrants (cost $6,647)				$15,983

	Principal amount/
SHORT-TERM INVESTMENTS (6.1%)*		shares	Value
Putnam Cash Collateral Pool, LLC 0.10% [d]	Shares	20,089,776	$20,089,776
Putnam Short Term Investment Fund 0.09% L	Shares	94,964,510	94,964,510
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.04% P	Shares	5,927,000	5,927,000
U.S. Treasury Bills 0.063%, 5/25/21 # ∆ §		$800,000	799,980
U.S. Treasury Bills 0.041%, 6/3/21 # §		12,800,000	12,799,608
U.S. Treasury Bills 0.034%, 6/10/21 # ∆ §		7,300,000	7,299,766
U.S. Treasury Cash Management Bills 0.036%, 6/1/21 # §		3,400,000	3,399,913
U.S. Treasury Cash Management Bills 0.018%, 6/29/21 # ∆ § Φ		8,600,000	8,599,787
U.S. Treasury Cash Management Bills 0.023%, 7/20/21 # §		6,300,000	6,299,653
U.S. Treasury Cash Management Bills 0.024%, 7/13/21 # ∆ §		3,800,000	3,799,804
U.S. Treasury Cash Management Bills 0.011%, 7/6/21 # ∆ §		800,000	799,973
U.S. Treasury Cash Management Bills 0.019%, 7/27/21 ∆		100,000	99,994
Total short-term investments (cost $164,878,520)			$164,879,764

TOTAL INVESTMENTS
Total investments (cost $2,348,554,585)	$2,914,377,556

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
PJSC	Public Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2020 through March 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $2,692,802,402.

72 Dynamic Asset Allocation Balanced Fund

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $2,141,884, or 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $25,026,626 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,793,841 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

Φ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $105,989 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $15,798,588 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $358,409,035 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Dynamic Asset Allocation Balanced Fund 73

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 3/31/21 (aggregate face value $568,673,278) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Sell	4/21/21	$3,313,240	$3,340,343	$27,103
	Canadian Dollar	Sell	4/21/21	2,662,339	2,639,464	(22,875)
	Euro	Sell	6/16/21	336,833	341,320	4,487
	Hong Kong Dollar	Sell	5/20/21	1,516,622	1,521,098	4,476
	Japanese Yen	Buy	5/19/21	1,029,794	1,086,638	(56,844)
	New Zealand Dollar	Sell	4/21/21	1,285,170	1,335,654	50,484
	Swiss Franc	Buy	6/16/21	1,684,361	1,696,028	(11,667)
Barclays Bank PLC
	British Pound	Buy	6/16/21	2,527,930	2,564,668	(36,738)
	Canadian Dollar	Sell	4/21/21	2,129,490	2,111,657	(17,833)
	Euro	Sell	6/16/21	4,394,108	4,453,516	59,408
	Hong Kong Dollar	Sell	5/20/21	1,920,794	1,926,496	5,702
	Japanese Yen	Buy	5/19/21	3,475,981	3,667,122	(191,141)
	New Zealand Dollar	Sell	4/21/21	353,872	367,798	13,926
	Swedish Krona	Buy	6/16/21	3,291,268	3,394,666	(103,398)
Citibank, N.A.
	Australian Dollar	Sell	4/21/21	1,548,792	1,570,404	21,612
	British Pound	Sell	6/16/21	4,159,853	4,220,317	60,464
	Canadian Dollar	Buy	4/21/21	2,426,711	2,406,392	20,319
	Chinese Yuan (Offshore)	Sell	5/20/21	6,495,036	6,619,146	124,110
	Danish Krone	Sell	6/16/21	1,246,072	1,281,941	35,869
	Euro	Sell	6/16/21	5,368,085	5,440,609	72,524
	Japanese Yen	Sell	5/19/21	2,352,797	2,417,218	64,421
	New Zealand Dollar	Sell	4/21/21	1,111,412	1,191,511	80,099
	Swiss Franc	Sell	6/16/21	3,375,295	3,478,907	103,612
Credit Suisse International
	Australian Dollar	Buy	4/21/21	1,894,800	1,946,947	(52,147)
	British Pound	Sell	6/16/21	6,395,594	6,483,415	87,821
	Canadian Dollar	Buy	4/21/21	275,178	289,833	(14,655)
	Euro	Sell	6/16/21	3,891,676	3,945,826	54,150
	New Zealand Dollar	Buy	4/21/21	608,713	632,734	(24,021)
	Swiss Franc	Sell	6/16/21	1,779,769	1,834,362	54,593
Goldman Sachs International
	Australian Dollar	Buy	4/21/21	1,930,729	2,118,913	(188,184)
	British Pound	Buy	6/16/21	2,779,440	2,820,040	(40,600)
	Canadian Dollar	Buy	4/21/21	21,016,772	20,910,443	106,329
	Euro	Sell	6/16/21	3,375,856	3,413,286	37,430
	Japanese Yen	Sell	5/19/21	16,901,475	17,621,929	720,454
	New Zealand Dollar	Sell	4/21/21	16,278,684	16,928,888	650,204
	Norwegian Krone	Buy	6/16/21	268,324	260,915	7,409

74 Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 3/31/21 (aggregate face value $568,673,278) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Goldman Sachs International cont.
	Swedish Krona	Sell	6/16/21	$283,841	$323,428	$39,587
	Swiss Franc	Sell	6/16/21	6,686,138	6,890,404	204,266
HSBC Bank USA, National Association
	Australian Dollar	Buy	4/21/21	1,446,395	1,482,856	(36,461)
	British Pound	Sell	6/16/21	5,720,625	5,799,235	78,610
	Canadian Dollar	Buy	4/21/21	1,940,652	1,949,435	(8,783)
	Chinese Yuan (Offshore)	Sell	5/20/21	6,495,051	6,619,435	124,384
	Euro	Buy	6/16/21	5,448,418	5,513,584	(65,166)
	Hong Kong Dollar	Sell	5/20/21	7,387,028	7,408,753	21,725
	Japanese Yen	Buy	5/19/21	3,095,359	3,266,130	(170,771)
	New Zealand Dollar	Sell	4/21/21	1,733,604	1,801,678	68,074
	Swiss Franc	Sell	6/16/21	4,202,688	4,332,171	129,483
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/21/21	5,187,378	5,295,318	(107,940)
	British Pound	Buy	6/16/21	4,672,112	4,738,453	(66,341)
	Canadian Dollar	Sell	4/21/21	6,406,214	6,260,822	(145,392)
	Euro	Sell	6/16/21	7,715,939	7,818,660	102,721
	Japanese Yen	Sell	5/19/21	1,364,928	1,487,128	122,200
	New Zealand Dollar	Sell	4/21/21	5,104,644	5,306,194	201,550
	Norwegian Krone	Buy	6/16/21	4,748,465	4,760,631	(12,166)
	Singapore Dollar	Buy	5/19/21	1,808,400	1,824,994	(16,594)
	South Korean Won	Sell	5/20/21	11,820,348	12,030,188	209,840
	Swedish Krona	Buy	6/16/21	4,523,268	4,628,993	(105,725)
	Swiss Franc	Sell	6/16/21	1,675,139	1,678,949	3,810
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	4/21/21	11,960,390	12,260,630	(300,240)
	British Pound	Buy	6/16/21	8,280,407	8,375,470	(95,063)
	Canadian Dollar	Buy	4/21/21	8,453,739	8,410,938	42,801
	Euro	Buy	6/16/21	6,338,068	6,424,687	(86,619)
	Japanese Yen	Buy	5/19/21	7,899,250	8,218,052	(318,802)
	New Zealand Dollar	Buy	4/21/21	5,088,441	5,319,865	(231,424)
	Norwegian Krone	Buy	6/16/21	1,680,766	1,680,760	6
	Swedish Krona	Buy	6/16/21	11,363,442	11,607,139	(243,697)
	Swiss Franc	Sell	6/16/21	1,766,306	1,820,537	54,231
NatWest Markets PLC
	Australian Dollar	Buy	4/21/21	9,241,021	9,604,171	(363,150)
	British Pound	Buy	6/16/21	4,658,186	4,727,247	(69,061)
	Canadian Dollar	Sell	4/21/21	2,575,839	2,496,545	(79,294)
	Euro	Sell	6/16/21	1,842,721	1,858,983	16,262
	Japanese Yen	Buy	5/19/21	1,318,864	1,391,736	(72,872)
	New Zealand Dollar	Sell	4/21/21	10,678,395	11,101,989	423,594
State Street Bank and Trust Co.
	Australian Dollar	Sell	4/21/21	12,486,655	12,588,712	102,057
	British Pound	Sell	6/16/21	21,241,888	21,582,083	340,195

Dynamic Asset Allocation Balanced Fund 75

FORWARD CURRENCY CONTRACTS at 3/31/21 (aggregate face value $568,673,278) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
State Street Bank and Trust Co. cont.
	Canadian Dollar	Buy	4/21/21	$3,453,497	$3,779,570	$(326,073)
	Euro	Buy	6/16/21	1,064,292	1,091,477	(27,185)
	Hong Kong Dollar	Sell	5/20/21	11,300,053	11,332,828	32,775
	Japanese Yen	Sell	5/19/21	16,766,066	17,630,138	864,072
	New Zealand Dollar	Sell	4/21/21	6,295,184	6,459,796	164,612
	Norwegian Krone	Sell	6/16/21	1,693,369	1,712,932	19,563
	Swedish Krona	Sell	6/16/21	5,176,540	5,278,840	102,300
	Swiss Franc	Sell	6/16/21	5,892,456	6,069,308	176,852
Toronto-Dominion Bank
	Australian Dollar	Buy	4/21/21	2,171,074	2,226,146	(55,072)
	British Pound	Sell	6/16/21	465,515	471,899	6,384
	Canadian Dollar	Buy	4/21/21	4,748,777	4,830,150	(81,373)
	Chinese Yuan (Offshore)	Sell	5/20/21	6,495,036	6,619,147	124,111
	Euro	Sell	6/16/21	14,693,968	14,892,951	198,983
	Japanese Yen	Buy	5/19/21	8,360,318	8,806,552	(446,234)
	New Zealand Dollar	Sell	4/21/21	725,344	753,878	28,534
	Norwegian Krone	Buy	6/16/21	8,443,172	8,473,671	(30,499)
	Swiss Franc	Sell	6/16/21	3,699,680	3,813,112	113,432
UBS AG
	Australian Dollar	Sell	4/21/21	10,111,167	10,344,609	233,442
	British Pound	Sell	6/16/21	9,165,934	9,321,059	155,125
	Canadian Dollar	Sell	4/21/21	4,521,584	4,441,806	(79,778)
	Euro	Buy	6/16/21	13,072,985	13,256,415	(183,430)
	Hong Kong Dollar	Sell	5/20/21	2,797,293	2,805,411	8,118
	Japanese Yen	Buy	5/19/21	13,390,761	13,905,839	(515,078)
	New Zealand Dollar	Sell	4/21/21	10,064,793	10,449,937	385,144
	Norwegian Krone	Buy	6/16/21	7,162,722	7,206,986	(44,264)
	Swedish Krona	Sell	6/16/21	1,525,878	1,562,738	36,860
	Swiss Franc	Sell	6/16/21	3,348,475	3,385,545	37,070
WestPac Banking Corp.
	Australian Dollar	Sell	4/21/21	158,077	154,455	(3,622)
	British Pound	Sell	6/16/21	413,255	419,416	6,161
	Canadian Dollar	Sell	4/21/21	461,787	441,871	(19,916)
	Euro	Sell	6/16/21	6,235,773	6,289,928	54,155
	Japanese Yen	Buy	5/19/21	6,708,334	7,059,064	(350,730)
	New Zealand Dollar	Sell	4/21/21	4,381,256	4,418,377	37,121
Unrealized appreciation						7,537,216
Unrealized (depreciation)						(5,518,918)
Total						$2,018,298

* The exchange currency for all contracts listed is the United States Dollar.

76 Dynamic Asset Allocation Balanced Fund

FUTURES CONTRACTS OUTSTANDING at 3/31/21 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
MSCI EAFE Index (Long)	110	$12,145,749	$12,056,000	Jun-21	$16,000
MSCI EAFE Index (Short)	116	12,808,244	12,713,600	Jun-21	12,200
MSCI Emerging Markets Index (Long)	587	38,637,085	38,815,375	Jun-21	(889,494)
NASDAQ 100 Index E-Mini (Long)	90	23,564,592	23,561,550	Jun-21	628,609
Russell 2000 Index E-Mini (Long)	1,313	145,777,138	145,907,125	Jun-21	(3,946,398)
S&P 500 Index E-Mini (Long)	38	7,548,491	7,538,060	Jun-21	(7,394)
S&P 500 Index E-Mini (Short)	1,918	381,000,151	380,473,660	Jun-21	(6,319,347)
S&P Mid Cap 400 Index E-Mini (Long)	4	1,043,696	1,042,120	Jun-21	(1,908)
U.S. Treasury Bond 30 yr (Long)	173	26,744,719	26,744,719	Jun-21	(1,041,155)
U.S. Treasury Bond Ultra 30 yr (Long)	309	55,996,594	55,996,594	Jun-21	(2,703,601)
U.S. Treasury Note 2 yr (Long)	530	116,985,078	116,985,078	Jun-21	(113,434)
U.S. Treasury Note 2 yr (Short)	468	103,300,031	103,300,031	Jun-21	97,846
U.S. Treasury Note 5 yr (Long)	953	117,598,711	117,598,711	Jun-21	(1,453,159)
U.S. Treasury Note 5 yr (Short)	1,825	225,202,149	225,202,149	Jun-21	361,447
U.S. Treasury Note 10 yr (Long)	366	47,923,125	47,923,126	Jun-21	(1,270,386)
U.S. Treasury Note Ultra 10 yr (Short)	10	1,436,875	1,436,875	Jun-21	52,478
Unrealized appreciation					1,168,580
Unrealized (depreciation)					(17,746,276)
Total					$(16,577,696)

WRITTEN OPTIONS OUTSTANDING at 3/31/21 (premiums $145,485) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Citibank, N.A.
S&P 500 Index (Call)	Jan-22/$4,700.00	$21,811,166	$5,490	$110,050
Total				$110,050

TBA SALE COMMITMENTS OUTSTANDING at 3/31/21 (proceeds receivable $80,225,273) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Government National Mortgage Association, 4.50%, 4/1/51	$2,000,000	4/21/21	$2,163,281
Uniform Mortgage-Backed Securities, 4.00%, 4/1/51	3,000,000	4/14/21	3,219,375
Uniform Mortgage-Backed Securities, 3.50%, 4/1/51	31,000,000	4/14/21	32,741,329
Uniform Mortgage-Backed Securities, 3.00%, 4/1/51	5,000,000	4/14/21	5,206,641
Uniform Mortgage-Backed Securities, 2.50%, 4/1/51	29,000,000	4/14/21	29,736,327
Uniform Mortgage-Backed Securities, 2.00%, 5/1/51	5,000,000	5/13/21	4,976,172
Uniform Mortgage-Backed Securities, 2.00%, 4/1/51	2,000,000	4/14/21	1,993,906
Total			$80,037,031

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited)
Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$46,920,000	$1,507,117	$(622)	2/24/31	1.431% —	3 month USD-	$1,445,722
				Semiannually	LIBOR-BBA —
Quarterly

Dynamic Asset Allocation Balanced Fund 77

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$23,460,000	$726,110	$(311)	2/24/31	1.4435% —	3 month USD-	$695,111
				Semiannually	LIBOR-BBA —
					Quarterly
18,889,000	595,117	(250)	2/25/31	1.438% —	3 month USD-	571,147
				Semiannually	LIBOR-BBA —
					Quarterly
23,645,000	733,894	(314)	2/25/31	1.443% —	3 month USD-	703,771
				Semiannually	LIBOR-BBA —
					Quarterly
23,555,000	710,160	(312)	2/25/31	1.4525% —	3 month USD-	679,928
				Semiannually	LIBOR-BBA —
					Quarterly
75,912,000	46,610 E	2,551	6/16/23	3 month USD-	0.30% —	(44,059)
				LIBOR-BBA —	Semiannually
				Quarterly
60,541,000	566,179 E	(315,896)	6/16/26	0.95% —	3 month USD-	250,283
				Semiannually	LIBOR-BBA —
					Quarterly
10,051,000	93,997 E	51,794	6/16/26	3 month USD-	0.95% —	(42,203)
				LIBOR-BBA —	Semiannually
				Quarterly
33,798,000	588,863 E	(421,019)	6/16/31	1.65% —	3 month USD-	167,844
				Semiannually	LIBOR-BBA —
					Quarterly
55,123,000	960,408 E	682,125	6/16/31	3 month USD-	1.65% —	(278,283)
				LIBOR-BBA —	Semiannually
				Quarterly
5,563,000	291,234 E	(244,331)	6/16/51	2.00% —	3 month USD-	46,903
				Semiannually	LIBOR-BBA —
					Quarterly
18,332,000	959,717 E	805,786	6/16/51	3 month USD-	2.00% —	(153,931)
				LIBOR-BBA —	Semiannually
				Quarterly
17,153,000	96,966	(227)	3/23/31	3 month USD-	1.7200% —	(91,481)
				LIBOR-BBA —	Semiannually
				Quarterly
16,964,250	103,109	(225)	3/23/31	3 month USD-	1.7155% —	(97,701)
				LIBOR-BBA —	Semiannually
				Quarterly
14,658,000	22,676	(194)	4/1/31	3 month USD-	1.766% —	(22,870)
				LIBOR-BBA —	Semiannually
				Quarterly
14,658,000	48,298	(194)	4/1/31	3 month USD-	1.7475% —	(48,492)
				LIBOR-BBA —	Semiannually
				Quarterly
4,801,000	20,534	(66)	4/1/31	3 month USD-	1.7371% —	(20,599)
				LIBOR-BBA —	Semiannually
				Quarterly
Total		$558,295				$3,761,090

E Extended effective date.

78 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited)
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$469,244	$469,244	$—	1/12/41	5.00% (1 month	Synthetic MBX	$1,050
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
140,980	140,960	—	1/12/40	5.00% (1 month	Synthetic MBX	299
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
19,141	19,093	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(2)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
195,663	195,143	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(12)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
6,194	6,376	—	1/12/43	3.50% (1 month	Synthetic TRS	256
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
73,173	74,804	—	1/12/41	4.00% (1 month	Synthetic TRS	2,585
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
9,208	9,413	—	1/12/41	4.00% (1 month	Synthetic TRS	325
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,482	3,555	—	1/12/42	4.00% (1 month	Synthetic TRS	118
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
10,750	10,891	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(300)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
494	496	—	1/12/38	6.50% (1 month	Synthetic TRS	9
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
122,402	122,402	—	1/12/41	5.00% (1 month	Synthetic MBX	274
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
70,664	70,664	—	1/12/41	5.00% (1 month	Synthetic MBX	158
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Balanced Fund 79

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International
$34,625,341	$34,953,654	$—	12/15/25	(1 month USD-	A basket	$363,055
				LIBOR-BBA plus	(GSGLPHCL) of
				0.35%) — Monthly	common stocks —
Monthly*
108,175,261	109,040,122	—	12/15/25	(1 month USD-	A basket	1,173,198
				LIBOR-BBA plus	(GSGLPWDL) of
				0.50%) — Monthly	common stocks —
Monthly*
107,283,930	107,064,406	—	12/15/25	1 month USD-	A basket	(92,735)
				LIBOR-BBA minus	(GSGLPWDS) of
				0.15% — Monthly	common stocks —
Monthly*
10,958	10,929	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
13,145	13,110	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
242,543	241,898	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(15)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
8,649	8,831	—	1/12/42	4.00% (1 month	Synthetic TRS	293
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
8,649	8,831	—	1/12/42	4.00% (1 month	Synthetic TRS	293
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
8,544	8,549	—	1/12/39	6.00% (1 month	Synthetic TRS	112
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,549	1,557	—	1/12/38	6.50% (1 month	Synthetic TRS	27
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Chase Bank N.A.
59,669,520	61,555,696	—	2/5/22	(1 month USD-	Russell 1000 Value	1,877,936
				LIBOR-BBA plus	Total Return Index —
				0.35%) — Monthly	Monthly

80 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC
$20,780	$21,217	$—	1/12/42	(4.00%) 1 month	Synthetic TRS	$(704)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
82,381	84,217	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(2,910)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		3,419,988
Upfront premium (paid)		—		Unrealized (depreciation)		(96,680)
Total		$—		Total		$3,323,308

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (GSGLPHCL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Waters Corp.	Health care	5,795	$1,646,800	4.71%
Merck KGaA (Germany)	Health care	9,253	1,585,530	4.54%
Mettler-Toledo International, Inc.	Health care	1,348	1,557,457	4.46%
Agilent Technologies, Inc.	Technology	12,045	1,531,442	4.38%
IQVIA Holdings, Inc.	Health care	7,672	1,481,780	4.24%
PerkinElmer, Inc.	Health care	10,841	1,390,758	3.98%
Thermo Fisher Scientific, Inc.	Health care	3,014	1,375,430	3.94%
Zoetis, Inc.	Health care	7,787	1,226,235	3.51%
Pfizer, Inc.	Health care	32,817	1,188,947	3.40%
Alexion Pharmaceuticals, Inc.	Health care	7,438	1,137,364	3.25%
Illumina, Inc.	Health care	2,930	1,125,418	3.22%
Ipsen SA (France)	Health care	12,875	1,106,886	3.17%
Merck & Co., Inc.	Health care	13,944	1,074,978	3.08%
Johnson & Johnson	Health care	6,443	1,058,852	3.03%
AbbVie, Inc.	Health care	8,662	937,378	2.68%
Sanofi (France)	Health care	9,255	916,412	2.62%
GlaxoSmithKline PLC	Health care	51,282	911,316	2.61%
(United Kingdom)
Sumitomo Dainippon	Health care	49,735	867,326	2.48%
Pharma Co., Ltd. (Japan)
Viatris, Inc.	Health care	61,740	862,515	2.47%
Bayer AG (Germany)	Health care	13,070	828,879	2.37%
Taisho Pharmaceutical Holdings Co.,	Health care	11,917	770,050	2.20%
Ltd. (Japan)
Perrigo Co. PLC	Health care	19,000	768,940	2.20%
Biogen, Inc.	Health care	2,637	737,750	2.11%
Sartorius Stedim Biotech (France)	Health care	1,749	721,794	2.07%
Bristol-Myers Squibb Co.	Health care	11,285	712,403	2.04%

Dynamic Asset Allocation Balanced Fund 81

A BASKET (GSGLPHCL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Teva Pharmaceutical Industries, Ltd.	Health care	58,535	$675,495	1.93%
ADR (Israel)
AstraZeneca PLC (United Kingdom)	Health care	6,231	623,013	1.78%
CSL, Ltd. (Australia)	Health care	3,032	611,183	1.75%
Amgen, Inc.	Health care	2,397	596,480	1.71%
Gilead Sciences, Inc.	Health care	8,305	536,750	1.54%
Hisamitsu Pharmaceutical Co., Inc.	Health care	8,073	526,724	1.51%
(Japan)
Galenica AG (Switzerland)	Health care	3,386	462,891	1.32%
Eli Lilly and Co.	Health care	2,331	435,423	1.25%
Takeda Pharmaceutical Co., Ltd.	Health care	11,470	413,652	1.18%
(Japan)
Eisai Co., Ltd. (Japan)	Health care	4,625	310,521	0.89%
Shionogi & Co., Ltd. (Japan)	Health care	5,501	296,330	0.85%
Galapagos NV (Belgium)	Health care	3,691	286,869	0.82%
Hikma Pharmaceuticals PLC	Health care	8,375	262,989	0.75%
(United Kingdom)
H Lundbeck A/S (Denmark)	Health care	7,118	243,741	0.70%
Astellas Pharma, Inc. (Japan)	Health care	13,425	206,778	0.59%
UCB SA (Belgium)	Health care	1,815	173,054	0.50%
Incyte Corp.	Health care	1,940	157,697	0.45%
Grifols SA (Spain)	Health care	5,280	138,583	0.40%
Eurofins Scientific (Luxembourg)	Health care	1,444	138,286	0.40%
Novartis AG (Switzerland)	Health care	1,022	87,750	0.25%
Regeneron Pharmaceuticals, Inc.	Health care	185	87,474	0.25%
Daiichi Sankyo Co., Ltd. (Japan)	Health care	2,788	81,359	0.23%
Recordati SpA (Italy)	Health care	803	43,280	0.12%
Orion Oyj Class B (Finland)	Health care	831	33,385	0.10%
Vertex Pharmaceuticals, Inc.	Health care	142	30,503	0.09%

A BASKET (GSGLPWDL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Arrow Electronics, Inc.	Technology	7,428	$823,169	0.75%
Knight-Swift Transportation	Transportation	16,705	803,322	0.74%
Holdings, Inc.
ITOCHU Corp. (Japan)	Consumer staples	24,272	786,296	0.72%
NN Group NV (Netherlands)	Financials	16,002	782,341	0.72%
Toronto-Dominion Bank (Canada)	Financials	11,938	778,566	0.71%
Royal Bank of Canada (Canada)	Financials	8,444	778,539	0.71%
MetLife, Inc.	Financials	12,798	777,999	0.71%
Canadian Imperial Bank of	Financials	7,800	763,780	0.70%
Commerce (Canada)
Cadence Design Systems, Inc.	Technology	5,557	761,190	0.70%
Sun Hung Kai Properties, Ltd.	Financials	50,083	758,895	0.70%
(Hong Kong)
AGNC Investment Corp.	Financials	45,054	755,103	0.69%

82 Dynamic Asset Allocation Balanced Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Annaly Capital Management, Inc.	Financials	87,243	$750,289	0.69%
Nippon Telegraph & Telephone Corp.	Communication services	28,471	730,783	0.67%
(Japan)
Fujitsu, Ltd. (Japan)	Technology	5,044	728,869	0.67%
Ally Financial, Inc.	Financials	16,116	728,597	0.67%
Mizuho Financial Group, Inc. (Japan)	Financials	50,146	724,166	0.66%
Paychex, Inc.	Technology	7,255	711,129	0.65%
Amgen, Inc.	Health care	2,818	701,119	0.64%
Muenchener Rueckversicherungs-	Financials	2,260	696,058	0.64%
Gesellschaft AG in Muenchen
(Germany)
Honda Motor Co., Ltd. (Japan)	Consumer cyclicals	23,136	693,505	0.64%
State Street Corp.	Financials	8,226	691,071	0.63%
Dover Corp.	Capital goods	5,030	689,729	0.63%
Church & Dwight Co., Inc.	Consumer staples	7,872	687,660	0.63%
Swisscom AG (Switzerland)	Communication services	1,277	685,124	0.63%
Allstate Corp. (The)	Financials	5,918	680,008	0.62%
Ageas SA/NV (Belgium)	Financials	11,206	677,552	0.62%
Rio Tinto PLC (United Kingdom)	Basic materials	8,823	675,084	0.62%
Air Liquide SA (France)	Basic materials	4,100	669,740	0.61%
NextEra Energy, Inc.	Utilities and power	8,759	662,267	0.61%
Segro PLC R (United Kingdom)	Financials	50,051	646,943	0.59%
Open Text Corp. (Canada)	Technology	13,513	644,291	0.59%
Aurizon Holdings, Ltd. (Australia)	Transportation	214,615	635,741	0.58%
Dexus Property Group (Australia)	Financials	84,534	626,026	0.57%
WEC Energy Group, Inc.	Utilities and power	6,543	612,373	0.56%
AMETEK, Inc.	Conglomerates	4,745	606,075	0.56%
Mettler-Toledo International, Inc.	Health care	514	594,284	0.55%
Sun Life Financial, Inc. (Canada)	Financials	11,716	592,111	0.54%
CMS Energy Corp.	Utilities and power	9,626	589,297	0.54%
Accenture PLC Class A	Technology	2,123	586,425	0.54%
Avery Dennison Corp.	Capital goods	3,185	584,949	0.54%
T Rowe Price Group, Inc.	Financials	3,403	583,995	0.54%
Chubu Electric Power Co., Inc. (Japan)	Utilities and power	45,170	581,326	0.53%
CK Asset Holdings, Ltd. (Hong Kong)	Financials	95,408	579,264	0.53%
3i Group PLC (United Kingdom)	Financials	36,022	572,824	0.53%
RioCan Real Estate Investment Trust	Financials	35,916	556,157	0.51%
(Canada)
Wolters Kluwer NV (Netherlands)	Consumer cyclicals	6,279	545,806	0.50%
Sumitomo Mitsui Financial Group, Inc.	Financials	14,959	541,352	0.50%
(Japan)
Iberdrola SA (Spain)	Utilities and power	41,218	530,971	0.49%
AutoZone, Inc.	Consumer cyclicals	376	527,765	0.48%
Roper Technologies, Inc.	Technology	1,306	526,957	0.48%

Dynamic Asset Allocation Balanced Fund 83

A BASKET (GSGLPWDS) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
ASML Holding NV (Netherlands)	Technology	1,424	$863,076	0.81%
Hang Seng Bank, Ltd. (Hong Kong)	Financials	39,174	758,374	0.71%
UDR, Inc.	Financials	16,908	741,587	0.69%
Boeing Co. (The)	Capital goods	2,898	738,080	0.69%
American Express Co.	Financials	5,189	733,998	0.69%
Camden Property Trust	Financials	6,626	728,249	0.68%
Zurich Insurance Group AG	Financials	1,706	728,200	0.68%
(Switzerland)
Analog Devices, Inc.	Technology	4,637	719,150	0.67%
AIA Group, Ltd. (Hong Kong)	Financials	58,944	714,989	0.67%
Markel Corp.	Financials	626	713,017	0.67%
U.S. Bancorp	Financials	12,852	710,820	0.66%
Essex Property Trust, Inc.	Financials	2,609	709,284	0.66%
Emera, Inc. (Canada)	Utilities and power	15,531	691,209	0.65%
Mitsubishi Estate Co., Ltd. (Japan)	Financials	39,428	688,141	0.64%
Suncor Energy, Inc. (Canada)	Energy	32,328	675,775	0.63%
Waste Connections, Inc.	Capital goods	6,132	662,184	0.62%
Equity Lifestyle Properties, Inc.	Financials	10,297	655,283	0.61%
Marathon Petroleum Corp.	Energy	12,214	653,325	0.61%
Bayerische Motoren Werke (BMW) AG	Consumer cyclicals	6,218	645,099	0.60%
(Germany)
Macquarie Group, Ltd. (Australia)	Financials	5,544	643,595	0.60%
Microchip Technology, Inc.	Technology	4,145	643,333	0.60%
Alliant Energy Corp.	Utilities and power	11,796	638,857	0.60%
Fidelity National Information	Technology	4,524	636,098	0.59%
Services, Inc.
Liberty Media Corp.-Liberty Formula	Consumer cyclicals	14,528	628,938	0.59%
One Class C
ABB, Ltd. (Switzerland)	Capital goods	20,604	622,600	0.58%
Aeon Co., Ltd. (Japan)	Consumer cyclicals	20,847	621,139	0.58%
Southern Co. (The)	Utilities and power	9,909	615,940	0.58%
Coca-Cola Co. (The)	Consumer staples	11,647	613,902	0.57%
Fortis, Inc. (Canada)	Utilities and power	13,962	605,820	0.57%
Edison International	Utilities and power	10,276	602,168	0.56%
NiSource, Inc.	Utilities and power	24,901	600,362	0.56%
Xylem, Inc.	Capital goods	5,657	595,034	0.56%
Hitachi Metals, Ltd. (Japan)	Basic materials	35,542	584,850	0.55%
Sensata Technologies Holding PLC	Technology	10,057	582,793	0.54%
Ferrovial SA (Spain)	Basic materials	22,010	573,792	0.54%
Ecolab, Inc.	Consumer cyclicals	2,679	573,593	0.54%
MS&AD Insurance Group Holdings	Financials	19,377	568,593	0.53%
(Japan)
Corning, Inc.	Communication services	12,670	551,285	0.51%
James Hardie Industries PLC (CDI)	Basic materials	18,110	548,019	0.51%
(Australia)
Live Nation Entertainment, Inc.	Consumer cyclicals	6,444	545,524	0.51%

84 Dynamic Asset Allocation Balanced Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Berkshire Hathaway, Inc. Class B	Financials	2,125	$542,949	0.51%
Leg Immobilien AG (Germany)	Financials	4,118	541,642	0.51%
Lonza Group AG (Switzerland)	Health care	966	539,784	0.50%
Nordea Bank ABP (Finland)	Financials	54,553	537,198	0.50%
General Dynamics Corp.	Capital goods	2,940	533,789	0.50%
KBC Group NV (Belgium)	Financials	7,243	526,594	0.49%
Agnico-Eagle Mines, Ltd. (Canada)	Basic materials	9,040	522,597	0.49%
Shaw Communications, Inc. (Canada)	Communication services	19,963	519,119	0.48%
Boston Scientific Corp.	Health care	13,391	517,570	0.48%
Accor SA (France)	Consumer cyclicals	13,667	515,451	0.48%

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$14,941,250	$110,207	$(251)	3/23/31	(2.4275%) — At	USA Non Revised	$109,956
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
15,128,000	75,428	(254)	3/23/31	(2.45%) — At	USA Non Revised	75,174
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
4,259,000	13,165	(72)	4/1/31	(2.466%) — At	USA Non Revised	13,093
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
51,540,000	5,515	(520)	4/1/26	2.53% — At	USA Non Revised	4,994
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
8,599,000	14,558	(87)	4/1/26	2.496% — At	USA Non Revised	(14,645)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
12,905,000	20,661	(217)	4/1/31	(2.51%) — At	USA Non Revised	(20,878)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
12,905,000	27,552	(217)	4/1/31	(2.515%) — At	USA Non Revised	(27,769)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity

Dynamic Asset Allocation Balanced Fund 85

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$30,235,000	$34,407	$(305)	3/23/26	2.51% — At	USA Non Revised	$(34,713)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
31,008,500	141,957	—	3/23/26	2.445% — At	USA Non Revised	(141,957)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
60,138,500	218,423	(607)	3/24/26	2.4625% — At	USA Non Revised	(219,030)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
16,512,000	391,021	(277)	2/25/31	2.28% — At	USA Non Revised	(391,298)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
20,753,000	490,559	(349)	2/24/31	2.281% — At	USA Non Revised	(490,908)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
20,753,000	495,810	(349)	2/25/31	2.278% — At	USA Non Revised	(496,159)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
20,753,000	518,659	(349)	2/25/31	2.2675% — At	USA Non Revised	(519,008)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
41,506,000	959,328	(697)	2/24/31	2.286% — At	USA Non Revised	(960,025)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
Total		$(4,551)				$(3,113,173)

86 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/21 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BB–/P	$1,504	$22,000	$5,938	5/11/63	300 bp —	$(4,421)
Index						Monthly
CMBX NA BBB–.6	BB–/P	2,953	49,000	13,225	5/11/63	300 bp —	(10,244)
Index						Monthly
CMBX NA BBB–.6	BB–/P	6,050	98,000	26,450	5/11/63	300 bp —	(20,343)
Index						Monthly
Barclays Bank PLC
CMBX NA BBB–.6	BB–/P	8,647	78,000	21,052	5/11/63	300 bp —	(12,360)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA BB.11	BB–/P	46,895	83,000	12,757	11/18/54	500 bp —	34,219
Index						Monthly
CMBX NA BB.6	B/P	48,200	336,000	153,922	5/11/63	500 bp —	(105,395)
Index						Monthly
CMBX NA BB.7	B+/P	31,284	613,000	223,684	1/17/47	500 bp —	(191,804)
Index						Monthly
Credit Suisse International
CMBX NA BB.7	B+/P	15,516	116,000	42,328	1/17/47	500 bp —	(26,699)
Index						Monthly
CMBX NA BBB–.6	BB–/P	129,668	1,380,000	372,462	5/11/63	300 bp —	(241,989)
Index						Monthly
CMBX NA BBB–.7	BB+/P	51,063	646,000	127,456	1/17/47	300 bp —	(76,016)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A-/P	810	16,000	1,266	5/11/63	200 bp —	(449)
Index						Monthly
CMBX NA A.6	A-/P	833	36,000	2,848	5/11/63	200 bp —	(2,000)
Index						Monthly
CMBX NA A.6	A-/P	2,833	55,000	4,351	5/11/63	200 bp —	(1,496)
Index						Monthly
CMBX NA A.6	A-/P	(45)	75,000	5,933	5/11/63	200 bp —	(5,949)
Index						Monthly
CMBX NA A.6	A-/P	5,829	118,000	9,334	5/11/63	200 bp —	(3,458)
Index						Monthly
CMBX NA A.6	A-/P	7,598	146,000	11,549	5/11/63	200 bp —	(3,894)
Index						Monthly
CMBX NA A.6	A-/P	22,969	196,000	15,504	5/11/63	200 bp —	7,541
Index						Monthly
CMBX NA BBB–.6	BB–/P	396	5,000	1,350	5/11/63	300 bp —	(951)
Index						Monthly
CMBX NA BBB–.6	BB–/P	835	16,000	4,318	5/11/63	300 bp —	(3,475)
Index						Monthly
CMBX NA BBB–.6	BB–/P	5,846	54,000	14,575	5/11/63	300 bp —	(8,697)
Index						Monthly
CMBX NA BBB–.6	BB–/P	10,387	96,000	25,910	5/11/63	300 bp —	(15,467)
Index						Monthly

Dynamic Asset Allocation Balanced Fund 87

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/21 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BB–/P	$6,540	$96,000	$25,910	5/11/63	300 bp —	$(19,314)
Index						Monthly
CMBX NA BBB–.6	BB–/P	10,428	96,000	25,910	5/11/63	300 bp —	(15,427)
Index						Monthly
CMBX NA BBB–.6	BB–/P	11,796	107,000	28,879	5/11/63	300 bp —	(17,021)
Index						Monthly
CMBX NA BBB–.6	BB–/P	10,042	119,000	32,118	5/11/63	300 bp —	(22,007)
Index						Monthly
CMBX NA BBB–.6	BB–/P	14,593	169,000	45,613	5/11/63	300 bp —	(30,921)
Index						Monthly
CMBX NA BBB–.6	BB–/P	14,430	171,000	46,153	5/11/63	300 bp —	(31,623)
Index						Monthly
CMBX NA BBB–.6	BB–/P	27,949	298,000	80,430	5/11/63	300 bp —	(52,307)
Index						Monthly
CMBX NA BBB–.6	BB–/P	99,752	1,327,000	358,157	5/11/63	300 bp —	(257,631)
Index						Monthly
CMBX NA BBB–.7	BB+/P	418	6,000	1,184	1/17/47	300 bp —	(762)
Index						Monthly
JPMorgan Securities LLC
CMBX NA A.7	A-/P	9,165	209,000	13,292	1/17/47	200 bp —	(4,046)
Index						Monthly
CMBX NA BB.10	BB–/P	4,975	62,000	18,842	5/11/63	500 bp —	(13,807)
Index						Monthly
CMBX NA BBB–.6	BB–/P	499,695	1,563,000	421,854	5/11/63	300 bp —	78,753
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA A .6	A-/P	3,919	57,000	4,509	5/11/63	200 bp —	(568)
Index						Monthly
CMBX NA A.6	A-/P	6,500	65,000	5,142	5/11/63	200 bp —	1,384
Index						Monthly
CMBX NA BB.6	B/P	24,066	98,000	44,894	5/11/63	500 bp —	(20,732)
Index						Monthly
CMBX NA BB.6	B/P	48,543	197,000	90,246	5/11/63	500 bp —	(41,511)
Index						Monthly
Upfront premium received		1,192,927	Unrealized appreciation				121,897
Upfront premium (paid)		(45)	Unrealized (depreciation)				(1,262,784)
Total		$1,192,882	Total				$(1,140,887)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2021. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

88 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,550)	$209,000	$13,292	1/17/47	(200 bp) —	$11,662
					Monthly
CMBX NA BB.10 Index	(7,410)	71,000	21,577	11/17/59	(500 bp) —	14,098
					Monthly
CMBX NA BB.10 Index	(6,360)	58,000	17,626	11/17/59	(500 bp) —	11,210
					Monthly
CMBX NA BB.11 Index	(6,881)	73,000	11,220	11/18/54	(500 bp) —	4,268
					Monthly
CMBX NA BB.11 Index	(7,644)	59,000	9,068	11/18/54	(500 bp) —	1,367
					Monthly
CMBX NA BB.11 Index	(3,025)	44,000	6,763	11/18/54	(500 bp) —	3,695
					Monthly
CMBX NA BB.11 Index	(1,089)	21,000	3,228	11/18/54	(500 bp) —	2,118
					Monthly
CMBX NA BB.11 Index	(1,071)	21,000	3,228	11/18/54	(500 bp) —	2,136
					Monthly
CMBX NA BB.12 Index	(86)	1,000	137	8/17/61	(500 bp) —	51
					Monthly
CMBX NA BB.8 Index	(8,940)	69,501	24,777	10/17/57	(500 bp) —	15,770
					Monthly
CMBX NA BB.9 Index	(22,502)	218,000	58,620	9/17/58	(500 bp) —	35,906
					Monthly
CMBX NA BB.9 Index	(6,323)	98,000	26,352	9/17/58	(500 bp) —	19,934
					Monthly
CMBX NA BB.9 Index	(1,290)	32,000	8,605	9/17/58	(500 bp) —	7,284
					Monthly
CMBX NA BB.9 Index	(979)	27,000	7,260	9/17/58	(500 bp) —	6,255
					Monthly
CMBX NA BB.9 Index	(824)	21,000	5,647	9/17/58	(500 bp) —	4,802
					Monthly
CMBX NA BBB– .10 Index	(9,597)	39,000	4,891	11/17/59	(300 bp) —	(4,729)
					Monthly
CMBX NA BBB– .10 Index	(8,827)	37,000	4,640	11/17/59	(300 bp) —	(4,209)
					Monthly
CMBX NA BBB– .12 Index	(10,605)	47,000	3,135	8/17/61	(300 bp) —	(7,498)
					Monthly
CMBX NA BBB–.10 Index	(70,310)	236,000	29,594	11/17/59	(300 bp) —	(40,853)
					Monthly
CMBX NA BBB–.10 Index	(8,159)	64,000	8,026	11/17/59	(300 bp) —	(149)
					Monthly
CMBX NA BBB–.12 Index	(147,926)	469,000	31,282	8/17/61	(300 bp) —	(116,917)
					Monthly
CMBX NA BBB–.12 Index	(32,422)	92,000	6,136	8/17/61	(300 bp) —	(26,339)
					Monthly
CMBX NA BBB–.12 Index	(28,391)	85,000	5,670	8/17/61	(300 bp) —	(22,772)
					Monthly

Dynamic Asset Allocation Balanced Fund 89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB–.12 Index	$(23,903)	$68,000	$4,536	8/17/61	(300 bp) —	$(19,407)
					Monthly
CMBX NA BBB–.12 Index	(12,299)	36,000	2,401	8/17/61	(300 bp) —	(9,918)
					Monthly
CMBX NA BBB–.12 Index	(3,615)	19,000	1,267	8/17/61	(300 bp) —	(2,359)
					Monthly
CMBX NA BBB–.12 Index	(1,694)	10,000	667	8/17/61	(300 bp) —	(1,033)
					Monthly
CMBX NA BBB–.8 Index	(15,710)	99,000	15,494	10/17/57	(300 bp) —	(275)
					Monthly
CMBX NA BBB–.8 Index	(15,648)	99,000	15,494	10/17/57	(300 bp) —	(213)
					Monthly
CMBX NA BBB–.9 Index	(19,637)	83,000	9,155	9/17/58	(300 bp) —	(10,531)
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(19,613)	147,000	44,673	11/17/59	(500 bp) —	24,917
					Monthly
CMBX NA BB.10 Index	(17,362)	146,000	44,369	11/17/59	(500 bp) —	26,866
					Monthly
CMBX NA BB.10 Index	(9,571)	77,000	23,400	11/17/59	(500 bp) —	13,754
					Monthly
CMBX NA BB.7 Index	(9,143)	518,000	237,296	5/11/63	(500 bp) —	227,649
					Monthly
CMBX NA BB.7 Index	(28,039)	152,000	55,465	1/17/47	(500 bp) —	27,278
					Monthly
CMBX NA BB.8 Index	(9,988)	55,022	19,615	10/17/57	(500 bp) —	9,574
					Monthly
CMBX NA BB.9 Index	(58,845)	587,000	157,844	9/17/58	(500 bp) —	98,429
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(9,821)	96,000	43,978	5/11/63	(500 bp) —	34,064
					Monthly
CMBX NA BB.7 Index	(6,356)	42,000	15,326	1/17/47	(500 bp) —	8,929
					Monthly
CMBX NA BB.12 Index	(12,449)	34,000	4,668	8/17/61	(500 bp) —	(7,814)
					Monthly
CMBX NA BB.6 Index	(146)	1,000	458	5/11/63	(500 bp) —	311
					Monthly
CMBX NA BB.7 Index	(117,160)	577,000	210,547	1/17/47	(500 bp) —	92,827
					Monthly
CMBX NA BB.7 Index	(18,678)	114,000	41,599	1/17/47	(500 bp) —	22,810
					Monthly
CMBX NA BB.8 Index	(4,758)	40,542	14,453	10/17/57	(500 bp) —	9,655
					Monthly
CMBX NA BB.9 Index	(2,975)	25,000	6,723	9/17/58	(500 bp) —	3,723
					Monthly

90 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BB.9 Index	$(3,009)	$25,000	$6,723	9/17/58	(500 bp) —	$3,689
					Monthly
CMBX NA BB.9 Index	(1,912)	12,000	3,227	9/17/58	(500 bp) —	1,303
					Monthly
CMBX NA BB.9 Index	(1,923)	12,000	3,227	9/17/58	(500 bp) —	1,292
					Monthly
CMBX NA BBB–.6 Index	(10,906)	218,000	58,838	5/11/63	(300 bp) —	47,805
					Monthly
CMBX NA BBB–.6 Index	(246)	1,000	270	5/11/63	(300 bp) —	24
					Monthly
JPMorgan Securities LLC
CMBX NA BB.11 Index	(107,986)	198,000	30,433	11/18/54	(500 bp) —	(77,746)
					Monthly
CMBX NA BB.11 Index	(8,237)	16,000	7,330	5/11/63	(500 bp) —	(923)
					Monthly
CMBX NA BB.12 Index	(90,621)	165,000	22,655	8/17/61	(500 bp) —	(68,127)
					Monthly
CMBX NA BB.17 Index	(194,883)	398,000	145,230	1/17/47	(500 bp) —	(50,040)
					Monthly
CMBX NA BB.8 Index	(4,956)	9,653	3,441	10/17/57	(500 bp) —	(1,524)
					Monthly
CMBX NA BBB– .10 Index	(7,421)	45,000	5,643	11/17/59	(300 bp) —	(1,805)
					Monthly
CMBX NA BBB–.10 Index	(25,072)	89,000	11,161	11/17/59	(300 bp) —	(13,963)
					Monthly
CMBX NA BBB–.10 Index	(22,940)	77,000	9,656	11/17/59	(300 bp) —	(13,329)
					Monthly
CMBX NA BBB–.12 Index	(24,222)	73,000	4,869	8/17/61	(300 bp) —	(19,395)
					Monthly
CMBX NA BBB–.12 Index	(10,826)	31,000	2,068	8/17/61	(300 bp) —	(8,777)
					Monthly
CMBX NA BBB–.6 Index	(43,621)	161,000	43,454	5/11/63	(300 bp) —	(167)
					Monthly
CMBX NA BBB–.7 Index	(116,208)	495,000	97,664	1/17/47	(300 bp) —	(18,833)
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(8,080)	142,000	43,154	11/17/59	(500 bp) —	34,936
					Monthly
CMBX NA BB.11 Index	(20,758)	42,000	6,455	11/18/54	(500 bp) —	(14,343)
					Monthly
CMBX NA BB.9 Index	(14,960)	384,000	103,258	9/17/58	(500 bp) —	87,925
					Monthly
CMBX NA BBB– .10 Index	(18,634)	86,000	10,784	11/17/59	(300 bp) —	(7,899)
					Monthly
CMBX NA BBB–.7 Index	(5,409)	66,000	13,022	1/17/47	(300 bp) —	7,575
					Monthly

Dynamic Asset Allocation Balanced Fund 91

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Merrill Lynch International cont.
CMBX NA BBB–.9 Index	$(11,300)	$61,000	$6,728	9/17/58	(300 bp) —	$(4,607)
					Monthly
CMBX NA BBB–.9 Index	(5,557)	30,000	3,309	9/17/58	(300 bp) —	(2,266)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(6,827)	67,000	13,219	1/17/47	(300 bp) —	6,353
					Monthly
CMBX NA BB.10 Index	(7,446)	71,000	21,577	11/17/59	(500 bp) —	14,062
					Monthly
CMBX NA BB.11 Index	(6,383)	65,000	9,991	11/18/54	(500 bp) —	3,544
					Monthly
CMBX NA BB.11 Index	(5,241)	55,000	8,454	11/18/54	(500 bp) —	3,159
					Monthly
CMBX NA BB.12 Index	(32,400)	54,000	7,414	8/17/61	(500 bp) —	(25,038)
					Monthly
CMBX NA BB.12 Index	(1,411)	20,000	2,746	8/17/61	(500 bp) —	1,316
					Monthly
CMBX NA BB.12 Index	(1,389)	17,000	2,334	9/17/58	(500 bp) —	929
					Monthly
CMBX NA BB.7 Index	(6,171)	32,000	11,677	1/17/47	(500 bp) —	5,475
					Monthly
CMBX NA BB.7 Index	(402)	2,000	730	1/17/47	(500 bp) —	326
					Monthly
CMBX NA BB.8 Index	(6,427)	12,549	4,474	10/17/57	(500 bp) —	(1,965)
					Monthly
CMBX NA BB.9 Index	(5,259)	70,000	18,823	9/17/58	(500 bp) —	13,496
					Monthly
CMBX NA BB.9 Index	(3,383)	55,000	14,790	9/17/58	(500 bp) —	11,353
					Monthly
CMBX NA BB.9 Index	(6,062)	50,000	13,445	9/17/58	(500 bp) —	7,334
					Monthly
CMBX NA BB.9 Index	(4,044)	46,000	12,369	9/17/58	(500 bp) —	8,280
					Monthly
CMBX NA BB.9 Index	(1,289)	26,000	6,991	9/17/58	(500 bp) —	5,677
					Monthly
CMBX NA BB.9 Index	(3,031)	25,000	6,723	9/17/58	(500 bp) —	3,667
					Monthly
CMBX NA BB.9 Index	(1,216)	20,000	5,378	9/17/58	(500 bp) —	4,143
					Monthly
CMBX NA BB.9 Index	(2,867)	19,000	5,109	9/17/58	(500 bp) —	2,224
					Monthly
CMBX NA BB.9 Index	(743)	19,000	5,109	9/17/58	(500 bp) —	4,348
					Monthly
CMBX NA BB.9 Index	(1,060)	7,000	1,882	9/17/58	(500 bp) —	816
					Monthly
CMBX NA BB.9 Index	(1,060)	7,000	1,882	9/17/58	(500 bp) —	816
					Monthly

92 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(428)	$5,000	$1,345	9/17/58	(500 bp) —	$912
					Monthly
CMBX NA BBB– . 8 Index	(11,045)	71,000	11,112	10/17/57	(300 bp) —	25
					Monthly
CMBX NA BBB– .10 Index	(12,677)	52,000	6,521	11/17/59	(300 bp) —	(6,187)
					Monthly
CMBX NA BBB– .10 Index	(7,589)	35,000	4,389	11/17/59	(300 bp) —	(3,220)
					Monthly
CMBX NA BBB– .10 Index	(6,704)	31,000	3,887	11/17/59	(300 bp) —	(2,834)
					Monthly
CMBX NA BBB– .10 Index	(6,386)	27,000	3,386	11/17/59	(300 bp) —	(3,016)
					Monthly
CMBX NA BBB– .10 Index	(2,755)	12,000	1,505	11/17/59	(300 bp) —	(1,257)
					Monthly
CMBX NA BBB– .12 Index	(6,260)	30,000	2,001	8/17/61	(300 bp) —	(4,277)
					Monthly
CMBX NA BBB–.10 Index	(25,294)	205,000	25,707	11/17/59	(300 bp) —	293
					Monthly
CMBX NA BBB–.10 Index	(14,204)	112,000	14,045	11/17/59	(300 bp) —	(216)
					Monthly
CMBX NA BBB–.12 Index	(4,985)	15,000	1,001	8/17/61	(300 bp) —	(3,993)
					Monthly
CMBX NA BBB–.6 Index	(116,885)	482,000	130,092	5/11/63	(300 bp) —	12,926
					Monthly
CMBX NA BBB–.8 Index	(12,236)	79,000	12,364	10/17/57	(300 bp) —	76
					Monthly
Upfront premium received	—	Unrealized appreciation				1,037,441
Upfront premium (paid)	(1,900,867)	Unrealized (depreciation)				(630,763)
Total	$(1,900,867)	Total				$406,678

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/21
(Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 36	B+/P	$(4,128,381)	$48,231,000	$4,301,626	6/20/26	500 bp —	$173,246
Index						Quarterly
NA IG Series 36	BBB+/P	(2,836,264)	128,600,000	3,006,411	6/20/26	100 bp —	188,007
Index						Quarterly
Total		$(6,964,645)					$361,253

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Dynamic Asset Allocation Balanced Fund 93

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2021. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$74,844,015	$8,938,083	$—
Capital goods	96,663,061	3,726,481	—
Communication services	64,073,859	3,181,831	—
Conglomerates	10,287,202	—	—
Consumer cyclicals	273,982,167	21,356,545	2
Consumer staples	109,435,986	8,660,883	—
Energy	52,095,514	197,286	227
Financials	249,359,054	21,140,349	—
Health care	191,732,519	4,519,603	—
Technology	471,295,153	22,747,920	—
Transportation	36,110,432	1,731,091	—
Utilities and power	49,105,834	1,450,448	—
Total common stocks	1,678,984,796	97,650,520	229

Asset-backed securities	—	15,542,525	—
Collateralized loan obligations	—	5,588,714	—
Commodity linked notes	—	36,383,829	—
Convertible bonds and notes	—	271,863	—
Convertible preferred stocks	—	2,142,373	—
Corporate bonds and notes	—	418,057,189	51
Foreign government and agency bonds and notes	—	15,472,695	—
Mortgage-backed securities	—	90,687,078	—
Preferred stocks	—	3,098,391	—
Purchased options outstanding	—	400,673	—
Senior loans	—	6,517,882	—
U.S. government and agency mortgage obligations	—	376,937,818	—
U.S. treasury obligations	—	1,745,183	—
Warrants	15,983	—	—
Short-term investments	5,927,000	158,952,764	—
Totals by level	$1,684,927,779	$1,229,449,497	$280

94 Dynamic Asset Allocation Balanced Fund

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$2,018,298	$—
Futures contracts	(16,577,696)	—	—
Written options outstanding	—	(110,050)	—
TBA sale commitments	—	(80,037,031)	—
Interest rate swap contracts	—	3,202,795	—
Total return swap contracts	—	214,686	—
Credit default contracts	—	7,299,674	—
Totals by level	$(16,577,696)	$(67,411,628)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 95

Statement of assets and liabilities 3/31/21 (Unaudited)

ASSETS
Investment in securities, at value, including $20,086,854 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $2,233,500,299)	$2,799,323,270
Affiliated issuers (identified cost $115,054,286) (Notes 1 and 5)	115,054,286
Cash	8,574,448
Foreign currency (cost $109,145) (Note 1)	172,540
Dividends, interest and other receivables	7,662,958
Foreign tax reclaim	692,334
Receivable for shares of the fund sold	17,635,517
Receivable for investments sold	68,270,284
Receivable for sales of TBA securities (Note 1)	31,116,263
Receivable for variation margin on futures contracts (Note 1)	2,986,400
Receivable for variation margin on centrally cleared swap contracts (Note 1)	5,066,964
Unrealized appreciation on forward currency contracts (Note 1)	7,537,216
Unrealized appreciation on OTC swap contracts (Note 1)	4,579,326
Premium paid on OTC swap contracts (Note 1)	1,900,912
Prepaid assets	63,384
Total assets	3,070,636,102

LIABILITIES
Payable for investments purchased	57,192,114
Payable for purchases of delayed delivery securities (Note 1)	170,000
Payable for purchases of TBA securities (Note 1)	168,183,792
Payable for shares of the fund repurchased	24,565,033
Payable for compensation of Manager (Note 2)	1,171,796
Payable for custodian fees (Note 2)	139,721
Payable for investor servicing fees (Note 2)	497,081
Payable for Trustee compensation and expenses (Note 2)	426,458
Payable for administrative services (Note 2)	8,277
Payable for distribution fees (Note 2)	1,109,554
Payable for variation margin on futures contracts (Note 1)	2,648,522
Payable for variation margin on centrally cleared swap contracts (Note 1)	4,861,262
Unrealized depreciation on OTC swap contracts (Note 1)	1,990,227
Premium received on OTC swap contracts (Note 1)	1,192,927
Unrealized depreciation on forward currency contracts (Note 1)	5,518,918
Written options outstanding, at value (premiums $145,485) (Note 1)	110,050
TBA sale commitments, at value (proceeds receivable $80,225,273) (Note 1)	80,037,031
Collateral on securities loaned, at value (Note 1)	20,089,776
Collateral on certain derivative contracts, at value (Notes 1 and 9)	7,672,183
Other accrued expenses	248,978
Total liabilities	377,833,700

Net assets	$2,692,802,402

(Continued on next page)

96 Dynamic Asset Allocation Balanced Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,035,864,854
Total distributable earnings (Note 1)	656,937,548
Total — Representing net assets applicable to capital shares outstanding	$2,692,802,402

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,394,298,618 divided by 81,901,445 shares)	$17.02
Offering price per class A share (100/94.25 of $17.02)*	$18.06
Net asset value and offering price per class B share ($33,730,727 divided by 1,987,263 shares)**	$16.97
Net asset value and offering price per class C share ($226,911,053 divided by 13,750,302 shares)**	$16.50
Net asset value, offering price and redemption price per class P share
($272,781,368 divided by 15,981,709 shares)	$17.07
Net asset value, offering price and redemption price per class R share
($21,525,335 divided by 1,275,724 shares)	$16.87
Net asset value, offering price and redemption price per class R5 share
($11,287,806 divided by 661,468 shares)	$17.06
Net asset value, offering price and redemption price per class R6 share
($341,897,375 divided by 20,038,321 shares)	$17.06
Net asset value, offering price and redemption price per class Y share
($390,370,120 divided by 22,877,199 shares)	$17.06

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 97

Statement of operations Six months ended 3/31/21 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $277,936)	$14,867,164
Interest (including interest income of $171,308 from investments in affiliated issuers) (Note 5)	12,776,256
Securities lending (net of expenses) (Notes 1 and 5)	80,331
Total investment income	27,723,751

EXPENSES
Compensation of Manager (Note 2)	6,878,178
Investor servicing fees (Note 2)	1,544,227
Custodian fees (Note 2)	137,637
Trustee compensation and expenses (Note 2)	60,268
Distribution fees (Note 2)	3,131,556
Administrative services (Note 2)	45,645
Other	362,908
Total expenses	12,160,419
Expense reduction (Note 2)	(1,484)
Net expenses	12,158,935

Net investment income	15,564,816

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	96,812,259
Net increase from payments by affiliates (Note 2)	4,063
Foreign currency transactions (Note 1)	(67,142)
Forward currency contracts (Note 1)	3,631,601
Futures contracts (Note 1)	17,465,617
Swap contracts (Note 1)	(5,805,946)
Written options (Note 1)	361,242
Total net realized gain	112,401,694
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	190,464,963
Assets and liabilities in foreign currencies	61,792
Forward currency contracts	1,186,035
Futures contracts	(15,879,040)
Swap contracts	5,568,481
Written options	(773,367)
Total change in net unrealized appreciation	180,628,864

Net gain on investments	293,030,558

Net increase in net assets resulting from operations	$308,595,374

The accompanying notes are an integral part of these financial statements.

98 Dynamic Asset Allocation Balanced Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/21*	Year ended 9/30/20
Operations
Net investment income	$15,564,816	$37,821,545
Net realized gain on investments
and foreign currency transactions	112,401,694	16,504,700
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	180,628,864	131,071,823
Net increase in net assets resulting from operations	308,595,374	185,398,068
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(7,055,909)	(23,221,073)
Class B	(46,634)	(363,552)
Class C	(375,978)	(2,362,283)
Class P	(1,939,007)	(5,087,054)
Class R	(85,879)	(414,853)
Class R5	(70,901)	(204,097)
Class R6	(2,304,780)	(6,667,119)
Class Y	(2,486,129)	(7,673,411)
From net realized long-term gain on investments
Class A	(7,817,273)	—
Class B	(209,006)	—
Class C	(1,416,286)	—
Class P	(1,575,238)	—
Class R	(130,651)	—
Class R5	(63,349)	—
Class R6	(1,908,920)	—
Class Y	(2,242,756)	—
Decrease from capital share transactions (Note 4)	(205,983,330)	(267,439,333)
Total increase (decrease) in net assets	72,883,348	(128,034,707)

NET ASSETS
Beginning of period	2,619,919,054	2,747,953,761
End of period	$2,692,802,402	$2,619,919,054

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 99

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
March 31, 2021**	$15.34	.09	1.78	1.87	(.09)	(.10)	(.19)	$17.02	12.17*	$1,394,299	.47*	.56*	144*
September 30, 2020	14.55	.20	.84	1.04	(.25)	—	(.25)	15.34	7.31	1,391,432.96		1.38	265
September 30, 2019	15.66	.28	(.23)	.05	(.27)	(.89)	(1.16)	14.55	1.07	1,377,682.97		1.92	137
September 30, 2018	15.43	.26	.93	1.19	(.24)	(.72)	(.96)	15.66	7.92	1,444,919.97		1.70	129
September 30, 2017	14.02	.22	1.54	1.76	(.22)	(.13)	(.35)	15.43	12.66	1,398,458.98		1.54	200
September 30, 2016	13.90	.19	.89	1.08	(.22)	(.74)	(.96)	14.02	8.06	1,330,619	1.01[e]	1.38[e]	374
Class B
March 31, 2021**	$15.29	.03	1.77	1.80	(.02)	(.10)	(.12)	$16.97	11.78*	$33,731	.85*	.17*	144*
September 30, 2020	14.49	.09	.84	.93	(.13)	—	(.13)	15.29	6.54	36,121	1.71	.63	265
September 30, 2019	15.60	.17	(.23)	(.06)	(.16)	(.89)	(1.05)	14.49	.28	45,740	1.72	1.16	137
September 30, 2018	15.36	.14	.94	1.08	(.12)	(.72)	(.84)	15.60	7.19	59,879	1.72	.93	129
September 30, 2017	13.96	.11	1.52	1.63	(.10)	(.13)	(.23)	15.36	11.80	68,183	1.73	.78	200
September 30, 2016	13.85	.08	.89	.97	(.12)	(.74)	(.86)	13.96	7.20	71,395	1.76[e]	.62[e]	374
Class C
March 31, 2021**	$14.88	.03	1.72	1.75	(.03)	(.10)	(.13)	$16.50	11.73*	$226,911	.85*	.19*	144*
September 30, 2020	14.11	.09	.82	.91	(.14)	—	(.14)	14.88	6.57	226,182	1.71	.64	265
September 30, 2019	15.23	.16	(.22)	(.06)	(.17)	(.89)	(1.06)	14.11	.28	251,217	1.72	1.17	137
September 30, 2018	15.03	.14	.91	1.05	(.13)	(.72)	(.85)	15.23	7.13	283,493	1.72	.94	129
September 30, 2017	13.66	.11	1.50	1.61	(.11)	(.13)	(.24)	15.03	11.89	306,264	1.73	.79	200
September 30, 2016	13.58	.08	.86	.94	(.12)	(.74)	(.86)	13.66	7.19	283,090	1.76[e]	.63[e]	374
Class P
March 31, 2021**	$15.38	.12	1.79	1.91	(.12)	(.10)	(.22)	$17.07	12.41*	$272,781	.28*	.75*	144*
September 30, 2020	14.59	.26	.84	1.10	(.31)	—	(.31)	15.38	7.73	260,760.57		1.77	265
September 30, 2019	15.71	.34	(.24)	.10	(.33)	(.89)	(1.22)	14.59	1.41	227,614.58		2.33	137
September 30, 2018	15.47	.32	.94	1.26	(.30)	(.72)	(1.02)	15.71	8.39	209,773.58		2.09	129
September 30, 2017	14.05	.29	1.53	1.82	(.27)	(.13)	(.40)	15.47	13.14	197,195.59		1.96	200
September 30, 2016 †	14.07	.02	.02	.04	(.06)	—	(.06)	14.05	.25*	152,939	.05*	.14*	374
Class R
March 31, 2021**	$15.20	.07	1.76	1.83	(.06)	(.10)	(.16)	$16.87	12.06*	$21,525	.60*	.43*	144*
September 30, 2020	14.42	.17	.82	.99	(.21)	—	(.21)	15.20	7.01	24,135	1.21	1.14	265
September 30, 2019	15.53	.24	(.22)	.02	(.24)	(.89)	(1.13)	14.42	.83	31,821	1.22	1.68	137
September 30, 2018	15.31	.22	.92	1.14	(.20)	(.72)	(.92)	15.53	7.65	39,262	1.22	1.46	129
September 30, 2017	13.91	.19	1.52	1.71	(.18)	(.13)	(.31)	15.31	12.43	34,448	1.23	1.31	200
September 30, 2016	13.81	.15	.88	1.03	(.19)	(.74)	(.93)	13.91	7.75	24,577	1.26[e]	1.13[e]	374

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

100 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 101

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R5
March 31, 2021**	$15.38	.11	1.78	1.89	(.11)	(.10)	(.21)	$17.06	12.27*	$11,288	.35*	.68*	144*
September 30, 2020	14.58	.24	.85	1.09	(.29)	—	(.29)	15.38	7.64	10,456.71		1.64	265
September 30, 2019	15.70	.31	(.23)	.08	(.31)	(.89)	(1.20)	14.58	1.26	10,876.72		2.18	137
September 30, 2018	15.46	.30	.94	1.24	(.28)	(.72)	(1.00)	15.70	8.26	10,918.72		1.96	129
September 30, 2017	14.04	.25	1.55	1.80	(.25)	(.13)	(.38)	15.46	12.96	1,434.73		1.71	200
September 30, 2016	13.93	.23	.88	1.11	(.26)	(.74)	(1.00)	14.04	8.28	2,523	.74[e]	1.72[e]	374
Class R6
March 31, 2021**	$15.37	.12	1.79	1.91	(.12)	(.10)	(.22)	$17.06	12.40 *	$341,897	.30*	.73*	144*
September 30, 2020	14.58	.26	.83	1.09	(.30)	—	(.30)	15.37	7.68	320,512.61		1.74	265
September 30, 2019	15.70	.33	(.23)	.10	(.33)	(.89)	(1.22)	14.58	1.36	307,002.62		2.29	137
September 30, 2018	15.46	.32	.93	1.25	(.29)	(.72)	(1.01)	15.70	8.35	281,041.62		2.07	129
September 30, 2017	14.05	.28	1.53	1.81	(.27)	(.13)	(.40)	15.46	13.03	212,565.63		1.93	200
September 30, 2016	13.93	.24	.89	1.13	(.27)	(.74)	(1.01)	14.05	8.44	147,161	.64[e]	1.75[e]	374
Class Y
March 31, 2021**	$15.37	.11	1.79	1.90	(.11)	(.10)	(.21)	$17.06	12.35*	$390,370	.35*	.68*	144*
September 30, 2020	14.58	.24	.84	1.08	(.29)	—	(.29)	15.37	7.57	350,322.71		1.63	265
September 30, 2019	15.69	.31	(.22)	.09	(.31)	(.89)	(1.20)	14.58	1.32	469,860.72		2.17	137
September 30, 2018	15.46	.30	.93	1.23	(.28)	(.72)	(1.00)	15.69	8.18	466,775.72		1.96	129
September 30, 2017	14.05	.27	1.52	1.79	(.25)	(.13)	(.38)	15.46	12.92	387,995.73		1.82	200
September 30, 2016	13.92	.22	.90	1.12	(.25)	(.74)	(.99)	14.05	8.37	258,625	.76[e]	1.63[e]	374

* Not annualized.

** Unaudited.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

102 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 103

Notes to financial statements 3/31/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2020 through March 31, 2021.

Putnam Dynamic Asset Allocation Balanced Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class P, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles

104 Dynamic Asset Allocation Balanced Fund

generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably

Dynamic Asset Allocation Balanced Fund 105

available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

106 Dynamic Asset Allocation Balanced Fund

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate

Dynamic Asset Allocation Balanced Fund 107

swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty

108 Dynamic Asset Allocation Balanced Fund

risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs

Dynamic Asset Allocation Balanced Fund 109

resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,937,819 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $1,793,841 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $20,089,776 and the value of securities loaned amounted to $20,086,854.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $2,293,060,188, resulting in gross unrealized appreciation and depreciation of $586,830,299 and $49,502,255, respectively, or net unrealized appreciation of $537,328,044.

110 Dynamic Asset Allocation Balanced Fund

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.256% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $4,063 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R

Dynamic Asset Allocation Balanced Fund 111

and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$966,043	Class R5	8,250
Class B	24,810	Class R6	83,487
Class C	163,164	Class Y	269,070
Class P	13,579	Total	$1,544,227
Class R	15,824

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,484 under the expense offset arrangements and by no monies under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,840, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,728,776
Class B	1.00%	1.00%	177,544
Class C	1.00%	1.00%	1,168,633
Class R	1.00%	0.50%	56,603
Total			$3,131,556

112 Dynamic Asset Allocation Balanced Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $100,695 from the sale of class A shares and received $1,940 and $1,015 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $597 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$3,740,498,860	$3,898,651,982
U.S. government securities (Long-term)	—	—
Total	$3,740,498,860	$3,898,651,982

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class A	Shares	Amount	Shares	Amount
Shares sold	4,682,032	$77,322,164	9,940,986	$146,427,041
Shares issued in connection with
reinvestment of distributions	865,714	14,348,547	1,597,204	22,493,838
	5,547,746	91,670,711	11,538,190	168,920,879
Shares repurchased	(14,352,367)	(233,803,520)	(15,524,537)	(226,365,597)
Net decrease	(8,804,621)	$(142,132,809)	(3,986,347)	$(57,444,718)

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class B	Shares	Amount	Shares	Amount
Shares sold	22,024	$359,620	31,996	$467,877
Shares issued in connection with
reinvestment of distributions	14,570	239,694	24,513	341,846
	36,594	599,314	56,509	809,723
Shares repurchased	(411,218)	(6,739,658)	(850,410)	(12,250,075)
Net decrease	(374,624)	$(6,140,344)	(793,901)	$(11,440,352)

Dynamic Asset Allocation Balanced Fund 113

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class C	Shares	Amount	Shares	Amount
Shares sold	821,841	$13,126,306	1,746,887	$24,790,518
Shares issued in connection with
reinvestment of distributions	109,074	1,745,513	166,952	2,266,615
	930,915	14,871,819	1,913,839	27,057,133
Shares repurchased	(2,385,919)	(38,246,545)	(4,510,757)	(63,559,096)
Net decrease	(1,455,004)	$(23,374,726)	(2,596,918)	$(36,501,963)

	YEAR ENDED 9/30/20*
Class M	Shares	Amount
Shares sold	7,322	$106,578
Shares issued in connection with reinvestment of distributions	—	—
	7,322	106,578
Shares repurchased	(1,807,622)	(26,834,716)
Net decrease	(1,800,300)	$(26,728,138)

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class P	Shares	Amount	Shares	Amount
Shares sold	15,580,697	$244,290,231	7,294,891	$106,552,821
Shares issued in connection with
reinvestment of distributions	211,644	3,514,245	358,841	5,083,230
	15,792,341	247,804,476	7,653,732	111,636,051
Shares repurchased	(16,766,771)	(263,710,566)	(6,297,244)	(92,492,833)
Net increase (decrease)	(974,430)	$(15,906,090)	1,356,488	$19,143,218

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class R	Shares	Amount	Shares	Amount
Shares sold	86,647	$1,401,002	270,920	$3,931,875
Shares issued in connection with
reinvestment of distributions	12,658	207,652	27,106	377,609
	99,305	1,608,654	298,026	4,309,484
Shares repurchased	(411,001)	(6,593,732)	(917,736)	(13,396,778)
Net decrease	(311,696)	$(4,985,078)	(619,710)	$(9,087,294)

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class R5	Shares	Amount	Shares	Amount
Shares sold	34,374	$564,515	43,349	$636,351
Shares issued in connection with
reinvestment of distributions	8,075	134,250	14,458	204,097
	42,449	698,765	57,807	840,448
Shares repurchased	(60,959)	(996,432)	(123,612)	(1,793,254)
Net decrease	(18,510)	$(297,667)	(65,805)	$(952,806)

114 Dynamic Asset Allocation Balanced Fund

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	1,894,937	$31,173,649	7,036,706	$103,261,603
Shares issued in connection with
reinvestment of distributions	250,265	4,159,881	466,019	6,583,133
	2,145,202	35,333,530	7,502,725	109,844,736
Shares repurchased	(2,954,252)	(48,356,446)	(7,708,071)	(112,927,213)
Net decrease	(809,050)	$(13,022,916)	(205,346)	$(3,082,477)

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,797,730	$61,053,625	5,783,272	$85,295,885
Shares issued in connection with
reinvestment of distributions	255,939	4,254,211	497,207	7,022,151
	4,053,669	65,307,836	6,280,479	92,318,036
Shares repurchased	(3,961,672)	(65,431,536)	(15,716,245)	(233,662,839)
Net increase (decrease)	91,997	$(123,700)	(9,435,766)	$(141,344,803)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

At the close of the reporting period, the Putnam RetirementReady Funds owned 9.7% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/20	cost	proceeds	income	of 3/31/21
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$19,073,088	$166,259,633	$165,242,945	$13,994	$20,089,776
Putnam Short Term
Investment Fund**	315,649,849	254,446,264	475,131,603	171,308	94,964,510
Total Short-term
investments	$334,722,937	$420,705,897	$640,374,548	$185,302	$115,054,286

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments,

Dynamic Asset Allocation Balanced Fund 115

including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. In November 2020, this date was extended until June 30, 2023 for certain widely followed tenors (overnight and one-, three-, six-, and 12-month U.S. dollar LIBOR). LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to June 30, 2023.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$5,000
Purchased currency option contracts (contract amount)	$42,100,000
Written equity option contracts (contract amount)	$5,000
Written currency option contracts (contract amount)	$42,100,000
Futures contracts (number of contracts)	7,000
Forward currency contracts (contract amount)	$881,600,000
Centrally cleared interest rate swap contracts (notional)	$333,800,000
OTC total return swap contracts (notional)	$318,500,000
Centrally cleared total return swap contracts (notional)	$155,100,000
OTC credit default contracts (notional)	$21,000,000
Centrally cleared credit default contracts (notional)	$173,100,000
Warrants (number of warrants)	1,000

116 Dynamic Asset Allocation Balanced Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$9,633,443*	Payables	$2,333,769
Foreign exchange
contracts	Receivables	7,537,216	Payables	5,518,918
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	4,487,654*	Unrealized depreciation	11,367,326*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	6,265,648*	Unrealized depreciation	12,239,585*
Total		$27,923,961		$31,459,598

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$2,987,717	$2,987,717
Foreign exchange contracts	(138,647)	—	3,631,601	—	$3,492,954
Equity contracts	348,001	28,673,296	—	(4,643,787)	$24,377,510
Interest rate contracts	—	(11,207,679)	—	(4,149,876)	$(15,357,555)
Total	$209,354	$17,465,617	$3,631,601	$(5,805,946)	$15,500,626

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$490,211	$490,211
Foreign exchange
contracts	—	413,288	—	1,186,035	—	$1,599,323
Equity contracts	11,957	(29,444)	(10,037,248)	—	4,265,431	$(5,789,304)
Interest rate
contracts	—	—	(5,841,792)	—	812,839	$(5,028,953)
Total	$11,957	$383,844	$(15,879,040)	$1,186,035	$5,568,481	$(8,728,723)

Dynamic Asset Allocation Balanced Fund 117

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$ —	$ —	$ 529,465	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 529,465
OTC Total return
swap contracts*#	—	4,642	—	—	432	—	—	1,536,978	—	1,877,936	—	—	—	—	—	—	—	—	3,419,988
Centrally cleared total return
swap contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	358,071	581,028	408,957	—	—	382,364	186,019	391,106	—	—	—	—	—	2,307,545
Centrally cleared credit
default contracts§	—	—	4,537,499	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,537,499
Futures contracts§	—	—	—	2,661,611	—	—	—	—	—	—	324,789	—	—	—	—	—	—	—	2,986,400
Forward currency contracts#	86,550	79,036	—	—	583,030	—	196,564	1,765,679	422,276	640,121	—	—	97,038	439,856	1,802,426	471,444	855,759	97,437	7,537,216
Purchased options**#	—	—	—	—	400,673	—	—	—	—	—	—	—	—	—	—	—	—	—	400,673
Total Assets	$86,550	$83,678	$5,066,964	$2,661,611	$984,135	$358,071	$777,592	$3,711,614	$422,276	$2,518,057	$707,153	$186,019	$488,144	$439,856	$1,802,426	$471,444	$855,759	$97,437	$21,718,786
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	356,262	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	356,262
OTC Total return
swap contracts*#	—	314	—	—	—	—	—	92,752	—	—	3,614	—	—	—	—	—	—	—	96,680
Centrally cleared total return
swap contracts§	—	—	243,743	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	243,743
OTC Credit default
contracts — protection sold*#	45,515	21,007	—	—	—	389,359	540,951	739,547	—	—	452,935	—	144,455	—	—	—	—	—	2,333,769
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	4,261,257	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,261,257
Futures contracts§	—	—	—	1,943,394	—	—	—	—	—	—	705,128	—	—	—	—	—	—	—	2,648,522
Forward currency contracts#	91,386	349,110	—	—	—	—	90,823	228,784	281,181	454,158	—	—	1,275,845	584,377	353,258	613,178	822,550	374,268	5,518,918
Written options#	—	—	—	—	110,050	—	—	—	—	—	—	—	—	—	—	—	—	—	110,050
Total Liabilities	$136,901	$370,431	$4,861,262	$1,943,394	$110,050	$389,359	$631,774	$1,061,083	$281,181	$454,158	$1,161,677	$—	$1,420,300	$584,377	$353,258	$613,178	$822,550	$374,268	$15,569,201

118 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 119

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Total Financial and
Derivative Net Assets	$(50,351)	$(286,753)	$205,702	$718,217	$874,085	$(31,288)	$145,818	$2,650,531	$141,095	$2,063,899	$(454,524)	$186,019	$(932,156)	$(144,521)	$1,449,168	$(141,734)	$33,209	$(276,831)	$6,149,585
Total collateral
received (pledged)†##	$(19,998)	$(231,977)	$—	$—	$874,085	$—	$110,000	$2,220,000	$141,095	$2,063,899	$(57,994)	$186,019	$(932,156)	$(144,521)	$1,449,168	$(131,987)	$33,209	$—
Net amount	$(30,353)	$(54,776)	$205,702	$718,217	$—	$(31,288)	$35,818	$430,531	$—	$—	$(396,530)	$—	$—	$—	$—	$(9,747)	$—	$(276,831)
Controlled collateral
received (including
TBA commitments)**	$—	$—	$—	$—	$880,000	$—	$110,000	$2,220,000	$160,000	$2,440,000	$—	$253,037	$—	$—	$1,492,146	$—	$117,000	$—	$7,672,183
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(19,998)	$(231,977)	$—	$—	$—	$—	$—	$—	$—	$(211,979)	$(163,983)	$—	$(967,923)	$(171,983)	$—	$(131,987)	$—	$—	$(1,899,830)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $25,026,626 and $15,798,588, respectively.

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

120 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 121

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

122 Dynamic Asset Allocation Balanced Fund

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Asset Allocation Balanced Fund 123

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

124 Dynamic Asset Allocation Balanced Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
The Putnam Advisory Company, LLC	Mona K. Sutphen	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 26, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 26, 2021